FLEXIBLE PREMIUM
                 INDIVIDUAL DEFERRED VARIABLE ANNUITY CONTRACTS
                                    ISSUED BY
                          LINCOLN BENEFIT LIFE COMPANY
                               IN CONNECTION WITH
                  LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT
           STREET ADDRESS: 206 SOUTH 13TH ST., LINCOLN, NE 68508-1993
            MAILING ADDRESS: P. O. BOX 82532, LINCOLN, NE 68501-2532
                        TELEPHONE NUMBER: 1-800-525-9287

The Contract is a deferred annuity contract designed to aid you in long-term financial planning. You may purchase it on either a tax qualified or non-tax qualified basis.


Because this is a flexible premium annuity contract, you may pay multiple premiums. We allocate your premium to the investment options under the Contract and our Fixed Account in the proportions that you choose. The Contract currently offers twenty-one investment options, each of which is a subaccount of the Lincoln Benefit Life Variable Annuity Account ("Separate Account"). Each Subaccount invests exclusively in shares of one of the following Portfolios:


GOLDMAN SACHS VARIABLE INSURANCE TRUST: CORE Small Cap Equity, International Equity

J.P. MORGAN SERIES TRUST II:  Small Company

LAZARD RETIREMENT SERIES, INC.:  Emerging Markets, International Equity


LSA VARIABLE SERIES TRUST: Focused Equity, Balanced, Growth Equity, Disciplined Equity, Value Equity, Emerging Growth Equity

MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.: Mid Cap Growth, Mid Cap Value, High Yield


OCC ACCUMULATION TRUST:  Equity, Small Cap

PIMCO VARIABLE INSURANCE TRUST: StocksPLUS Growth and Income, Foreign Bond, Total Return Bond, Money Market

SALOMON BROTHERS VARIABLE SERIES FUNDS:  Capital

Some of the portfolios described in this Prospectus may not be available in your Contract. We may make available other investment options in the future.

Your Contract Value will vary daily as a function of the investment performance of the Subaccounts to which you have allocated Purchase Payments and any interest credited to the Fixed Account. We do not guarantee any minimum Contract Value for amounts allocated to the Subaccounts. Benefits provided by this Contract, when based on the Fixed Account, are subject to a Market Value Adjustment, which may result in an upwards or downwards adjustment in withdrawal benefits, death benefits, settlement values, and transfers to the Subaccounts.

You may not purchase a Contract if either you or the Annuitant are 86 years old or older before we receive your application.

In certain states the Contract may be offered as a group contract with individual ownership represented by Certificates. The discussion of Contracts in this prospectus applies equally to Certificates under group contracts, unless the content specifies otherwise.

This prospectus sets forth the information you ought to know about the Contract. You should read it before investing and keep it for future reference.


We have filed a Statement of Additional Information with the Securities and Exchange Commission ("SEC"). The current Statement of Additional Information is dated September 28, 1999. The information in the Statement of Additional Information is incorporated by reference in this prospectus. You can obtain a free copy by writing us or calling us at the telephone number given above. The Table of Contents of the Statement of Additional Information appears on page 47 of this prospectus.

At least once each year we will send you an annual statement. The annual statement details values and specific information for your Contract. It does not contain our financial statements. Our financial statements begin on page F-1 of this prospectus. Lincoln Benefit will file annual and quarterly reports and other information with the SEC. You may read and copy any reports, statements or other information we file at the SEC's public reference room in Washington, D.C. You can obtain copies of these documents by writing to the SEC and paying a duplicating fee. Please call the SEC at 1-800-SEC-0330 for further information as to the operation of the public reference room. Our SEC filings are also available to the public on the SEC Internet site (http://www.sec.gov).



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THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR HAS IT PASSED ON THE ACCURACY OR THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


               THE DATE OF THIS PROSPECTUS IS SEPTEMBER 28, 1999.

THIS PROSPECTUS IS VALID ONLY IF ACCOMPANIED OR PRECEDED BY CURRENT PROSPECTUSES FOR THE PORTFOLIOS LISTED ABOVE. IF ANY OF THESE PROSPECTUSES IS MISSING OR OUTDATED, PLEASE CONTACT US AND WE WILL SEND YOU THE PROSPECTUS YOU NEED.

PLEASE READ THIS PROSPECTUS CAREFULLY AND RETAIN IT FOR YOUR FUTURE REFERENCE.

                                TABLE OF CONTENTS

DEFINITIONS......................................................     5

FEE TABLES.......................................................     6

EXAMPLES.........................................................     8

EXPLANATION OF FEE TABLES AND EXAMPLES...........................     9

QUESTIONS AND ANSWERS ABOUT YOUR CONTRACT........................     10

CONDENSED FINANCIAL INFORMATION..................................     13

DESCRIPTION OF THE CONTRACTS.....................................     14
Summary..........................................................     14
Contract Owner...................................................     14
Annuitant........................................................     14
Modification of the Contract.....................................     14
Assignment.......................................................     14
Free Look Period.................................................     14

PURCHASES AND CONTRACT VALUE.....................................     14
Minimum Purchase Payment.........................................     14
Automatic Payment Plan...........................................     14
Credit Enhancement...............................................     15
Allocation of Purchase Payments..................................     15
Contract Value...................................................     15
Separate Account Accumulation Unit Value.........................     15
Transfer During Accumulation Period..............................     15
Transfers Authorized by Telephone................................     16
Automatic Dollar Cost Averaging Program..........................     16
Portfolio Rebalancing............................................     16

THE INVESTMENT AND FIXED ACCOUNT OPTIONS.........................     17
Separate Account Investments.....................................     17
The Portfolios...................................................     17
Voting Rights....................................................     19
Additions, Deletions, and Substitutions of Securities............     19
The Fixed Account................................................     20
General..........................................................     20
Guaranteed Maturity Fixed Account Option.........................     20
Market Value Adjustment..........................................     21
Dollar Cost Averaging Fixed Account Option.......................     21

ANNUITY BENEFITS.................................................     22
Annuity Date.....................................................     22
Annuity Options..................................................     22
Other Options....................................................     22
Annuity Payments: General........................................     23
Variable Annuity Payments........................................     23
Fixed Annuity Payments...........................................     23
Transfers During Annuity Period..................................     23
Death Benefit During Annuity Period..............................     24
Certain Employee Benefit Plans...................................     24

OTHER CONTRACT BENEFITS..........................................     24
Death Benefit....................................................     24
Enhanced Death Benefit Rider.....................................     25
Beneficiary......................................................     26
Contract Loans for 401(a), 401(k), and 403(b) Contracts..........     26
Withdrawals (Redemptions)........................................     27
Substantially Equal Periodic Payments............................     28
Systematic Withdrawal Program....................................     28
ERISA Plans......................................................     29
Minimum Contract Value...........................................     29

CONTRACT CHARGES.................................................     29
Mortality and Expense Risk Charge................................     29
Administrative Charges...........................................     29
Contract Maintenance Charge......................................     29
Administrative Expense Charge....................................     29
Transfer Fee.....................................................     29
Sales Charges....................................................     30
Withdrawal Charge................................................     30
Free Withdrawal..................................................     30
Waiver Benefits..................................................     30
General..........................................................     30
Confinement Waiver Benefit.......................................     31
Terminal Illness Waiver Benefit..................................     31
Waiver of Withdrawal Charge for Certain Qualified Plan
 Withdrawals.....................................................     31
Premium Taxes....................................................     31
Deduction for Separate Account Income Taxes......................     31
Other Expenses...................................................     31

FEDERAL TAX MATTERS..............................................     31
Taxation of Annuities in General.................................     31
Tax Qualified Contracts..........................................     33
Income Tax Withholding...........................................     34


DESCRIPTION OF LINCOLN BENEFIT LIFE COMPANY AND THE SEPARATE
ACCOUNT..........................................................     34
Lincoln Benefit Life Company.....................................     34
Consolidated Financial Statements of Lincoln Benefit.............     34
Selected Financial Data..........................................     34
Investments by Lincoln Benefit...................................     35
Management's Discussion and Analysis of Financial Condition and
 Results of Operations...........................................     35
Management's Discussion and Analysis of Financial Condition and
 Results of Operations - For the Six Months Ended
 June 30, 1999........................... .......................     39
Competition......................................................     42
Employees........................................................     42
Properties.......................................................     42
Executive Officers and Directors of Lincoln Benefit..............     42

Executive Compensation...........................................     44
State Regulation of Lincoln Benefit..............................     45
Separate Account.................................................     45


ADMINISTRATION...................................................     45

MARKET TIMING AND ASSET ALLOCATION SERVICES......................     45

DISTRIBUTION OF CONTRACTS........................................     45

LEGAL PROCEEDINGS................................................     46

LEGAL MATTERS....................................................     46

EXPERTS..........................................................     46

REGISTRATION STATEMENT...........................................     46

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION.........     47

CONSOLIDATED FINANCIAL STATEMENTS................................     F-1

APPENDIX A--PORTFOLIOS AND PERFORMANCE DATA......................     A-1
APPENDIX B--ILLUSTRATION OF A MARKET VALUE ADJUSTMENT............     B-1

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. WE DO NOT AUTHORIZE ANYONE TO PROVIDE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS OTHER THAN AS CONTAINED IN THIS PROSPECTUS.

                                   DEFINITIONS

Please refer to this list for the meaning of the following terms:

ACCUMULATION PERIOD - The period, beginning on the Issue Date, during which Contract Value builds up under your Contract.

ACCUMULATION UNIT - A unit of measurement which we use to calculate Contract Value.

ANNUITANT - The natural person on whose life the annuity benefits under a Contract are based.

ANNUITIZATION - The process to begin annuity payments under the Contract.

ANNUITIZED VALUE - The Contract Value adjusted by any applicable Market Value Adjustment and less any applicable taxes.

ANNUITY DATE - The date on which annuity payments are scheduled to begin.

ANNUITY PERIOD - The period during which annuity payments are paid. The Annuity Period begins on the Annuity Date.

ANNUITY UNIT - A unit of measurement which we use to calculate the amount of Variable Annuity payments.

BENEFICIARY(IES) - The person(s) designated to receive any death benefits under the Contract.

COMPANY ("WE," "US," "OUR," "LINCOLN BENEFIT") - Lincoln Benefit Life Company.

CONTRACT ANNIVERSARY - Each anniversary of the Issue Date.

CONTRACT OWNER ("YOU") - The person(s) having the privileges of ownership defined in the Contract. If your Contract is issued as part of a retirement plan, your ownership privileges may be modified by the plan.

CONTRACT VALUE - The sum of the values of your interests in the Subaccounts of the Separate Account and the Fixed Account.

CONTRACT YEAR - Each twelve-month period beginning on the Issue Date and each Contract Anniversary.

CONTRIBUTION YEAR - Each twelve-month period beginning on the date a Purchase Payment is allocated to a Subaccount, or each anniversary of that date.

CREDIT ENHANCEMENT - An amount we add to your Contract Value when a Purchase Payment is received. Each Credit Enhancement will be counted as earnings under your Contract.

FIXED ACCOUNT - The portion of the Contract Value allocated to our general account.

FIXED ANNUITY - A series of annuity payments that are fixed in amount.

GUARANTEE PERIODS - A period of years for which we have guaranteed a specific effective annual interest rate on an amount allocated to the Fixed Account.

ISSUE DATE - The date when the Contract becomes effective.

LATEST ANNUITY DATE - The latest date by which you must begin annuity payments under the Contract.

LOAN ACCOUNT - An account established for amounts transferred from the Subaccounts or the Fixed Account as security for outstanding Contract loans.

MARKET VALUE ADJUSTMENT - An amount added to or subtracted from certain transactions involving your interest in the Fixed Account, to reflect the impact of changing interest rates.

NET INVESTMENT FACTOR - The factor used to determine the value of an Accumulation Unit and Annuity Unit in any Valuation Period. We determine the Net Investment Factor separately for each Subaccount.

NON-QUALIFIED PLAN - A retirement plan which does not receive special tax treatment under Sections 401, 403(b), 408, 408A or 457 of the Tax Code.

PORTFOLIO(S) - The underlying mutual funds in which the Subaccounts invest. Each Portfolio is an investment company registered with the SEC or a separate investment series of a registered investment company.

PURCHASE PAYMENTS - Amounts paid to us as premium for the Contract by you or on your behalf.

QUALIFIED PLAN - A retirement plan which receives special tax treatment under Sections 401, 403(b), 408 or 408A of the Tax Code or a deferred compensation plan for a state and local government or another tax exempt organization under
Section 457 of the Tax Code.

SEPARATE ACCOUNT - The Lincoln Benefit Life Variable Annuity Account, which is a segregated investment account of the Company.

SUBACCOUNT - A subdivision of the Separate Account, which invests wholly in shares of one of the Portfolios.

SURRENDER VALUE - The amount paid upon complete surrender of the Contract, equal to the Contract Value, less any applicable premium taxes, Withdrawal Charge, and the contract maintenance charge and increased or decreased by any Market Value Adjustment.

TAX CODE - The Internal Revenue Code of 1986, as amended.

TREASURY RATE - The U.S. Treasury Note Constant Maturity Yield for the preceding week as reported in Federal Reserve Bulletin Release H.15.

VALUATION DATE - Each day the New York Stock Exchange is open for business.

VALUATION PERIOD - The period of time over which we determine the change in the value of the Subaccounts in order to price Accumulation Units and Annuity Units. Each Valuation Period begins at the close of normal trading on the New York Stock Exchange ("NYSE") currently 4:00 p.m. Eastern time on each Valuation Date and ends at the close of the NYSE on the next Valuation Date.

VARIABLE ANNUITY - A series of annuity payments that vary in amount based on changes in the value of the Subaccounts to which your Contract Value has been allocated.

WITHDRAWAL CHARGE - The contingent deferred sales charge that may be required upon some withdrawals.

                                   FEE TABLES

CONTRACT OWNER TRANSACTION EXPENSES

Contingent Deferred Sales Charge -- Withdrawal Charge
(as a percentage of Purchase Payments)

CONTRIBUTION  APPLICABLE  CONTRIBUTION  APPLICABLE
    YEAR        CHARGE        YEAR        CHARGE
------------  ----------  ------------  ----------
     1            8%
    2-3           7%           7            4%
    4-5           6%           8            3%
     6            5%           9+           0

ANNUAL CONTRACT MAINTENANCE CHARGE (waived if total
Purchase Payments are greater than $50,000)....................  $   35.00
TRANSFER FEE (Applies solely to the second and
 subsequent transfers within a calendar month.
 We are currently waiving the transfer fee)....................  $   10.00
SEPARATE ACCOUNT EXPENSES (AS A PERCENTAGE OF
 DAILY NET ASSET VALUE DEDUCTED FROM EACH OF THE
 SUBACCOUNTS OF THE SEPARATE ACCOUNT)

        Mortality and Expense Risk Charge*.....................      1.30%
        Administrative Expense Charge..........................      0.10%
                                                                 ---------
        Total Separate Account Annual Expenses.................      1.40%

------------------------
* If you select the Enhanced Death Benefit Rider, the Mortality and Expense Risk Charge will be equal to 1.50% of your Contract's average daily net assets in the Separate Account.



                        PORTFOLIO COMPANY ANNUAL EXPENSES
                (AS A PERCENTAGE OF PORTFOLIO AVERAGE NET ASSETS)

                                                                  MANAGEMENT FEE   RULE 12b-1 FEES  OTHER EXPENSES     TOTAL
                                                                 ---------         ---------        --------        -------
GOLDMAN SACHS VARIABLE INSURANCE TRUST
   CORE Small Cap Equity (after                                       0.75%               0             0.15%          0.90%
     expenses reductions)(1)
   International Equity (after                                        1.00%               0             0.25%          1.25%
     expenses reductions) (1)

J.P. MORGAN SERIES TRUST II
   Small Company (after expense                                       0.60%               0             0.55%          1.15%
     reimbursement)(2)

LAZARD RETIREMENT SERIES, INC.
   Emerging Markets (after fee waivers and expense                    1.00%             0.25%           0.25%          1.50%
        reimbursements)(3)
   International Equity (after fee                                    0.75%             0.25%           0.25%          1.25%
     waivers and expense reimbursements) (3)

LSA VARIABLE TRUST
   Focused Equity (after                                              0.95%               0             0.30%          1.25%
     expense reductions or
     reimbursements)(4)
   Balanced (after expense reductions or                              0.80%               0             0.30%          1.10%
     reimbursements)(4)
   Growth Equity (after expense                                       0.85%               0             0.30%          1.15%
     reductions or reimbursements)(4)
   Disciplined Equity (after                                          0.75%               0             0.30%          1.05%
     expense reductions or
     reimbursements)(4)
   Value Equity (after expense reductions                             0.80%               0             0.30%          1.10%
     or reimbursements)(4)
   Emerging Growth Equity (after                                      1.05%               0             0.30%          1.35%
     expense reductions or reimbursements
     (4)

MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
   Mid Cap Growth (after fee waiver or                                  0                 0             1.05%          1.05%
     expense reimbursement)(7)
   Mid Cap Value (after fee waiver or                                 0.23%               0             0.82%          1.05%
     expense reimbursement) (7)
   High Yield (after fee waiver or                                    0.15%               0             0.65%          0.80%
     expense reimbursement) (8)

OCC ACCUMULATION TRUST
   Equity                                                             0.80%               0               0            0.80%
   Small Cap                                                          0.80%               0               0            0.80%

PIMCO VARIABLE INSURANCE TRUST
   StocksPLUS Growth and Income (after                                0.40%               0             0.25%          0.65%
     expenses reductions)(5)
   Foreign Bond (after expenses                                       0.60%               0             0.30%          0.90%
     reductions) (5)
   Total Return Bond (after expenses                                  0.40%               0             0.25%          0.65%
     reductions) (5)
   Money Market (after expenses                                       0.30%               0             0.20%          0.50%
     reductions) (5)

SALOMON BROTHERS VARIABLE SERIES FUNDS
   Capital (after expenses reductions)                                  0                 0             1.00%          1.00%
     (6)


--------------------------

(1) The investment advisers have voluntarily agreed to reduce orlimit Other Expenses (excluding management fees, taxes, interest, brokerage fees, litigation, indemnification and other extraordinary expenses) to the extent such expenses exceed the percentage reflected above (as calculated per annum)of each funds respective average daily net assets. Without such reductions, Other Expenses and Total expenses for the period ended December 31, 1998 would have been 3.17 and 3.92% for CORE Small Cap Equity, and 1.97 and 2.97% for International Equity, respectively. Such expense reductions may be discontinued or modified by the Investment Advisers in their discretion at any time.

(2) Without reimbursement, Other Expenses and Total Operating Expenses would have been 2.83% and 3.43% for Small Company. There is no guarantee that such reimbursement will continue beyond December 31, 1999.

(3) The investment manager agrees to waive its fees and/or reimburse the Portfolios through December 31, 1999 to the extent total Portfolio annual expenses exceed 1.50% for Emerging Markets and 1.25% for International Equity of the Portfolios' average daily net assets. Absent fee waivers and/or reimbursement, Other Expenses and Total Expenses for the fiscal year ended December 31, 1998 would have been 13.12% and 14.37% for Emerging Markets, and 47.67% and 48.67% for International Equity. Expenses are annualized for International Equity. Expenses are annualized for International Equity for the period September 1 - December 31, 1998 (commencement of operations through fiscal year end).

(4) The Manager has agreed to reduce Other Expenses or reimburse the Funds so that no Fund will incur expenses that exceed 0.30% of its assets. The Portfolios commenced operations with the offering of the Contracts described in this Prospectus. Without these fee reductions or expense reimbursements, the Manager estimates that Other Expenses and Total Expenses for a full year will be 1.04% and 1.99% for Focused Equity, 1.04% and 1.84% for Balanced, 1.04% and 1.89% for Growth Equity, 1.04% and 1.79% for Disciplined Equity, 1.04% and 1.84% for Value Equity, and 1.04% and 2.09% for Emerging Growth Equity, respectively. There is no guarantee that such reimbursement will continue beyond September 30, 2000.

(5) The investment adviser has agreed to reduce its administrative fees included in Total Expenses such that without the expense reduction Total Expenses would have been 0.72%, 0.92%, 0.67%, and .052% for StocksPLUS, Foreign Bond, Total Return Bond, and Money Market respectively.

(6) The fund manager is currently waiving all management fees and reimburses the fund for certain expenses such that Total Operating Expenses for the Fund will not exceed 1.00%. Without such waivers and reductions, Management Fees, Other Expenses and Total Expenses would have been .85%, 2.41% and 3.26% respectively for the Capital Fund. The fund manager may discontinue this waiver at any time.

(7) The Mid Cap Growth Portfolio was not operational in 1998. The management fee for each of the Portfolios is 0.75% for the first $500 million in assets, 0.70% for $500 million to $1 billion in assets, and 0.65% for assets in excess of $1 billion. The advisor has agreed to reduce its management fee and/or reimburse the Portfolios so that Total Annual Operating expenses of the Portfolios will not exceed 1.05%, excluding certain investment related expenses such as foreign country tax expense and interest expense on amounts borrowed. Without such fee reductions and reimbursements, Total Expenses for the period ended December 31, 1998 would have been 1.57% for Mid Cap Value and it is estimated that Total Expenses for the same period for Mid Cap Growth would have been 2.00%. For fiscal year ended December 31, 1998, the adviser received a fee of (net of fee waivers) 0.23% for Mid Cap Value and it is estimated that the adviser would have received no fee (net of Waivers) for the same period for Mid Cap Growth. Fee waivers and expense reimbursements may be terminated at any time.

(8) The management fee for the portfolio is 0.50% for the first $500 million in assets, 0.45% for $500 million to $1 billion in assets, and 0.40% for assets in excess of $1 billion. The advisor has agreed to reduce its management fee and/or reimburse the Portfolio so that Total Annual Operating expenses of the Portfolios will not exceed 0.80%, excluding certain investment related expenses such as foreign country tax expense and interest expense on amounts borrowed. Without such fee reductions and reimbursements, Total Expenses for the period ended December 31, 1998 would have been 1.15% for High Yield. For fiscal year ended December 31, 1998, the adviser received a fee of (net of fee waivers) 0.15% for High Yield. Fee waivers and expense reimbursements may be waived at any time.

EXAMPLES

IF YOU SURRENDER YOUR CONTRACT AT THE END OF THE APPLICABLE TIME PERIOD, YOU WOULD PAY THE FOLLOWING EXPENSES ON A $1,000 INVESTMENT, ASSUMING A 4% CREDIT ENHANCEMENT AND A 5% ANNUAL RETURN ON ASSETS.


                         Sub-Account                                1 Year        3 Years
-----------------------------------------                          -------        --------
Goldman Sachs CORE Small Cap Equity                                     $93           $137
Goldman Sachs International Equity                                      $97           $148

J.P. Morgan Small Company                                               $96           $145

LAZARD Retirement Emerging Markets                                     $100           $156
LAZARD Retirement International Equity                                  $97           $148

LSA Focused Equity                                                      $97           $148
LSA Balanced                                                            $95           $143
LSA Growth Equity                                                       $96           $145
LSA Disciplined Equity                                                  $95           $142
LSA Value Equity                                                        $95           $143
LSA Emerging Growth Equity                                              $98           $151

Morgan Stanley Dean Witter Universal Funds Mid Cap Growth               $95           $142
Morgan Stanley Dean Witter Universal Funds Mid Cap Value                $95           $142
Morgan Stanley Dean Witter Universal Funds High Yield                   $94           $140

OCC Equity                                                              $89           $124
OCC Small Cap                                                           $92           $134

PIMCO StocksPLUS Growth and Income                                      $92           $134
PIMCO Foreign Bond                                                      $91           $129
PIMCO Total Return Bond                                                 $92           $134
PIMCO Money Market                                                      $91           $129

Salomon Brothers Capital                                                $93           $137

If you annuitize or if you do not surrender your contact at the end of the applicable time period, you would pay the following expenses on a $1,000 investment, assuming A 4% CREDIT ENHANCEMENT AND A 5% annual return on assets.


                         Sub-Account                                1 Year         3 Years
-----------------------------------------                          -------        --------
Goldman Sachs CORE Small Cap Equity                                     $25            $77
Goldman Sachs International Equity                                      $29            $89

J.P. Morgan Small Company                                               $28            $85

Lazard Retirement Emerging Markets                                      $32            $97
Lazard Retirement International Equity                                  $29            $89

LSA Focused Equity                                                      $29            $89
LSA Balanced                                                            $27            $84
LSA Growth Equity                                                       $28            $85
LSA Disciplined Equity                                                  $27            $82
LSA Value Equity                                                        $27            $84
LSA Emerging Growth Equity                                              $30            $92

Morgan Stanley Dean Witter Universal Funds Mid Cap Growth               $27            $82
Morgan Stanley Dean Witter Universal Funds Mid Cap Value                $27            $82
Morgan Stanley Dean Witter Universal Funds High Yield                   $26            $81

OCC Equity                                                              $21            $65
OCC Small Cap                                                           $24            $74

PIMCO StocksPLUS Growth and Income                                      $24            $74
PIMCO Foreign Bond                                                      $23            $69
PIMCO Total Return Bond                                                 $24            $74
PIMCO Money Market                                                      $23            $69

Salomon Brothers Capital                                                $25            $77


* We will not charge a Withdrawal Charge on Annuitization if you select a Payment Option that provides payments over at least five years or over the Annuitant's lifetime.

                     EXPLANATION OF FEE TABLES AND EXAMPLES

1. We have included the table and examples shown above to assist you in understanding the costs and expenses that you will bear directly or indirectly by investing in the Separate Account. The table reflects expenses of the Separate Account as well as the Portfolios. For additional information, you should read "Contract Charges," which begins on page 29 below; you should also read the sections relating to expenses of the Portfolios in their prospectuses. The examples do not include any taxes or tax penalties you may be required to pay if you surrender your Contract.

2. The examples assume that you did not make any transfers. We are currently waiving the transfer fee, but in the future, we may decide to charge $10 for the second and each subsequent transfer within a calendar month. Premium taxes are not reflected. Currently, we deduct premium taxes (which range from 0% to 3.5%) from Contract Value upon full surrender, death or annuitization.

3. To reflect the contract maintenance charge in the examples, we estimated an equivalent percentage charge, which we calculated by dividing the total amount of contract maintenance charges expected to be collected during a year by the total estimated average net assets of the Subaccounts and the Fixed Account attributable to the Contracts.

4.   The examples reflect any Free Withdrawal Amounts.

NEITHER THE FEE TABLES NOR THE EXAMPLES SHOULD BE CONSIDERED REPRESENTATIONS OF PAST OR FUTURE EXPENSES. YOUR ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. SIMILARLY, THE ANNUAL RATE OF RETURN OF 5% ASSUMED IN THE EXAMPLE IS NOT AN ESTIMATE OR GUARANTEE OF FUTURE INVESTMENT PERFORMANCE.

                              QUESTIONS AND ANSWERS
                               ABOUT YOUR CONTRACT

The following are answers to some of the questions you may have about some of the more important features of the Contract. The Contract is more fully described in the rest of the Prospectus. Please read the Prospectus carefully.

1. WHAT IS THE CONTRACT?

The Contract is a flexible premium deferred variable annuity contract. It is designed for tax-deferred retirement investing. The Contract is available for non-qualified or qualified retirement plans. The Contract, like all deferred annuity contracts, has two phases: the Accumulation Period and the Annuity Period. During the Accumulation Period, earnings accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. The Annuity Period begins when you begin receiving payments under one of the annuity payment options described in the answer to Question 2. The amount of money accumulated under your Contract during the Accumulation Period will be used to determine the amount of your annuity payments during the Annuity Period.


Your premiums are invested in one or more of the Subaccounts of the Separate Account or allocated to the Fixed Account, as you instruct us. If we offer additional Subaccounts in the future, we may limit your right to allocate your Contract Value to up to twenty-two options under the Contract, counting each Subaccount and the Fixed Account as one option. We will treat all of your Contract Value allocated to the Fixed Account as one option for purposes of this limit, even if you have chosen more than one Guarantee Period. The value of your Contract will depend on the investment performance of the Subaccounts and the amount of interest we credit to the Fixed Account.


Each Subaccount will invest in a single investment portfolio (a "Portfolio") of a mutual fund. The Portfolios offer a range of investment objectives, from conservative to aggressive. You bear the entire investment risk on amounts allocated to the Subaccounts. The investment policies and risks of each Portfolio are described in the accompanying prospectuses for the Portfolios.

In some states, you may also allocate all or part of your Contract Value to the "Fixed Account", as described in the answer to Question 5.

2. WHAT ANNUITY OPTIONS DOES THE CONTRACT OFFER?

You may receive annuity payments on a fixed or a variable basis or a combination of the two. We offer a variety of annuity options including:

-    a life annuity with payments guaranteed for five to twenty years;

- a joint and full survivorship annuity, with payments guaranteed for five to twenty years; and

-    fixed payments for a specified period of five to thirty years.

Call us to inquire about other options.

You may change your annuity option at any time before annuitization. You may select the date to annuitize the Contract. The date you select, however, may be no later than the later of the tenth Contract Anniversary or the Annuitant's 90th birthday. If your Contract was issued in connection with a qualified plan, different deadlines may apply.

If you select annuity payments on a variable basis, the amount of our payments to you will be affected by the investment performance of the Subaccounts you have selected. The fixed portion of your annuity payments, on the other hand, generally will be equal in amount to the initial payment we determine. As explained in more detail below, however, during the Annuity Period you will have a limited ability to change the relative weighting of the Subaccounts on which your variable annuity payments are based or to increase the portion of your annuity payments consisting of Fixed Annuity payments.

3. HOW DO I BUY A CONTRACT?

You can obtain a Contract application from your Lincoln Benefit agent. You must pay at least $10,000 in Purchase Payments during the first Contract Year. Purchase Payments must be at least $500, unless you enroll in an automatic payment plan. Your periodic payments in an automatic payment plan must be at least $100 per month. We may lower these minimums at our sole discretion. We will not issue a Contract to you if either you or the Annuitant is age 86 or older before we receive your application.

4. WHAT ARE MY INVESTMENT CHOICES UNDER THE CONTRACT?

You can allocate and reallocate your investment among the Subaccounts, each of which in turn invests in a single Portfolio. Under the Contract, the Separate Account currently invests in the following Portfolios:


            Fund                       Portfolio(s)
-----------------------------  -------------------------------------
--------------------------------------------------------------------
Goldman Sachs Variable              CORE Small Cap Equity
Insurance Trust                     International Equity
--------------------------------------------------------------------
J.P. Morgan Series                  Small Company
Trust II
--------------------------------------------------------------------
Lazard Retirement Series, Inc.      Emerging Markets
                                    International Equity
--------------------------------------------------------------------
LSA Variable Series Trust           Focused Equity
                                    Balanced
                                    Growth Equity
                                    Disciplined Equity
                                    Value Equity
                                    Emerging Growth Equity
--------------------------------------------------------------------
Morgan Stanley Dean Witter          Mid Cap Growth
Universal Funds                     Mid Cap Value
                                    High Yield
--------------------------------------------------------------------

      Fund                             Porfolios
--------------------------------    --------------------------------
--------------------------------------------------------------------
OCC Accumulation Trust              Equity
                                    Small Cap
--------------------------------------------------------------------
PIMCO Variable Insurance Trust      StocksPLUS
                                    Foreign Bond
                                    Total Return Bond
                                    Money Market
--------------------------------------------------------------------
Salomon Brothers Variable           Capital
Series Funds
--------------------------------------------------------------------


Some of the Portfolios described in this Prospectus may not be available in your Contract.

Each Portfolio holds its assets separately from the assets of the other Portfolios. Each Portfolio has distinct investment objectives and policies which are described in the accompanying prospectuses for the Portfolios.

5. WHAT IS THE FIXED ACCOUNT OPTION?

We offer two Fixed Account interest crediting options: the Guaranteed Maturity Fixed Account Option and the Dollar Cost Averaging Fixed Account Option.

We will credit interest to amounts allocated to the Guaranteed Maturity Fixed Account Option at a specified rate for a specified Guarantee Period. You select the Guarantee Period for each amount that you allocate to the Guaranteed Maturity Fixed Account Option. We will tell you what interest rates and Guarantee Periods we are offering at a particular time. At the end of each Guarantee Period, you may select a new Guarantee Period from among the choices we are then making available or transfer or withdraw the relevant amount from the Fixed Account without any Market Value Adjustment.

We may offer Guarantee Periods ranging from one to ten years in length. We are currently offering Guarantee Periods of one, three, five, seven, and ten years in length. In the future we may offer Guarantee Periods of different lengths or stop offering some Guarantee Periods.

We will not change the interest rate credited to a particular allocation until the end of the relevant Guarantee Period. From time to time, however, we may change the interest rate that we offer to credit to new allocations to the Guaranteed Maturity Fixed Account Option and to amounts rolled over in the Fixed Account for new Guarantee Periods.

In addition, if you participate in our dollar cost averaging program, you may designate amounts to be held in the Dollar Cost Averaging Fixed Account Option until they are transferred monthly to the Subaccounts or Guarantee Periods of your choosing. When you make an allocation to the Fixed Account for this purpose, we will set an interest rate applicable to that amount. We will then credit interest at that rate to that amount until it has been entirely transferred to your chosen Subaccounts or Guarantee Periods. We will complete the transfers within one year of the allocation. In our discretion we may change the rate that we set for new allocations to the Fixed Account for the dollar cost averaging program. We will never, however, set a rate less than an effective annual rate of 3%.

A Market Value Adjustment may increase or decrease the amount of certain transactions involving the Guaranteed Maturity Fixed Account, to reflect changes in interest rates. As a general rule, we will apply a Market Value Adjustment to the following transactions: (1) when you withdraw funds from the Guaranteed Maturity Fixed Account Option in an amount greater than the Free Withdrawal Amount (which is described in the answer to Question 6); (2) when you transfer funds from the Guaranteed Maturity Fixed Account Option to the Subaccounts; (3) when you allocate part of your interest in the Guaranteed Maturity Fixed Account Option to a new Guarantee Period before the end of the existing Guarantee Period; (4) when you annuitize your Contract; and (5) when we pay a death benefit. We will not apply a Market Value Adjustment to a transaction to the extent that: (1) it occurs within 30 days after the end of a Guarantee Period applicable to the funds involved in the transaction; or (2) it is necessary to meet IRS minimum withdrawal requirements. We determine the amount of a Market Value Adjustment using a formula that takes into consideration: (1) whether current interest rates differ from interest rates at the beginning of the applicable Guarantee Period; and (2) how many years are left until the end of the Guarantee Period. As a general rule, if interest rates have dropped, the Market Value Adjustment will be an addition; if interest rates have risen, the Market Value Adjustment will be a deduction. It is therefore possible that if you withdraw an amount from the Fixed Account during a Guarantee Period, a Market Value Adjustment may cause you to receive less than you initially allocated to the Fixed Account.

6. WHAT ARE MY EXPENSES UNDER THE CONTRACT?

CONTRACT MAINTENANCE CHARGE. During the Accumulation Period, each year we subtract an annual contract maintenance charge of $35 from your Contract Value allocated to the Subaccounts. We will waive this charge if you pay $50,000 or more in Purchase Payments or if you allocate all of your Contract Value to the Fixed Account.

During the Annuity Period, we will subtract the annual contract maintenance charge in equal parts from your annuity payments. We waive this charge if on the Annuity Date your Contract Value is $50,000 or more or if all payments are Fixed Annuity payments.

ADMINISTRATIVE EXPENSE CHARGE AND MORTALITY AND EXPENSE RISK CHARGE. We impose a mortality and expense risk charge at an annual rate of 1.30% of average daily net assets and an administrative expense charge at an annual rate of .10% of average daily net assets. If you select our optional enhanced death benefit rider, however, we may charge you a higher mortality and expense risk charge. These charges are assessed each day during the Accumulation Period and the

Annuity Period. We guarantee that we will not raise these charges.

TRANSFER FEE. Although we currently are not charging a transfer fee, the Contract permits us to charge you up to $10 per transfer for each transfer after the first transfer in each month.

WITHDRAWAL CHARGE (CONTINGENT DEFERRED SALES CHARGE). During the Accumulation Period, you may withdraw all or part of the value of your Contract before your death or, if the Contract is owned by a company or other legal entity, before the Annuitant's death. Certain withdrawals may be made without payment of any Withdrawal Charge, which is a contingent deferred sales charge. Other withdrawals are subject to the Withdrawal Charge.

The Withdrawal Charge will vary depending on how many complete years have passed since you paid the Purchase Payment being withdrawn. The Withdrawal Charge applies to each Purchase Payment for eight complete years from the date of the Payment (each a "Contribution Year") as follows:

CONTRIBUTION  APPLICABLE
    YEAR        CHARGE
------------  ----------
     1            8%
    2-3           7%
    4-5           6%
     6            5%
     7            4%
     8            3%
     9+           0%

In determining Withdrawal Charges, we will deem your Purchase Payments to be withdrawn on a first-in first-out basis.

Each year, free of Withdrawal Charge or any otherwise applicable Market Value Adjustment, you may withdraw the Free Withdrawal Amount, which equals:

     (a)  the greater of:

          -    earnings not previously withdrawn; or

          - 15% of your total Purchase Payments made in the most recent eight years; plus

     (b) an amount equal to your total Purchase Payments made more than eight years ago, to the extent not previously withdrawn.

In most states, we also may waive the Withdrawal Charge if you: (1) require long-term medical or custodial care outside the home; or (2) are diagnosed with a terminal illness. These provisions will apply to the Annuitant, if the Contract is owned by a company or other legal entity. Additional restrictions and costs may apply to Contracts issued in connection with qualified plans. In addition, withdrawals may trigger tax liabilities and penalties. You should consult with your tax counselor to determine what effect a withdrawal might have on your tax liability. As described in the answer to Question 3, we may increase or decrease certain withdrawals by a Market Value Adjustment.


PREMIUM TAXES. Certain states impose a premium tax on annuity purchase payments received by insurance companies. Any premium taxes relating to the Contract may be deducted from Purchase Payments or the Contract Value when the tax is incurred or at a later time. State premium taxes generally range from 0% to 3.5%.

OTHER EXPENSES. In addition to our charges under the Contract, each Portfolio deducts amounts from its assets to pay its investment advisory fees and other expenses.

7. HOW WILL MY INVESTMENT IN THE CONTRACT BE TAXED?

You should consult a qualified tax adviser for personalized answers. Generally, earnings under variable annuities are not taxed until amounts are withdrawn or distributions are made. This deferral of taxes is designed to encourage long-term personal savings and supplemental retirement plans. The taxable portion of a withdrawal or distribution is taxed as ordinary income.

Special rules apply if the Contract is owned by a company or other legal entity. Generally, such an owner must include in income any increase in the excess of the Contract Value over the "investment in the contract" during the taxable year.

8. DO I HAVE ACCESS TO MY MONEY?

At any time during the Accumulation Period, we will pay you all or part of the value of your Contract, minus any applicable charge, if you surrender your Contract or request a partial withdrawal. Under some plans, you may also take a loan against the value of your Contract. Generally, a partial withdrawal must equal at least $50, and after the withdrawal your remaining Contract Value must at least equal $500.

Although you have access to your money during the Accumulation Period, certain charges, such as the contract maintenance charge, the Withdrawal Charge, and premium tax charges, may be deducted on a surrender or withdrawal. You may also incur federal income tax liability or tax penalties. In addition, if you have allocated some of the value of your Contract to the Fixed Account, the amount of your surrender proceeds or withdrawal may be increased or decreased by a Market Value Adjustment.

After annuitization, under certain settlement options you may be entitled to withdraw the commuted value of the remaining payments.

9. WHAT IS THE DEATH BENEFIT?

We will pay a death benefit while the Contract is in force and before the Annuity Date, if the Contract Owner dies, or if the Annuitant dies and the Contract Owner is not a natural person. To obtain payment of the Death Benefit, the Beneficiary must submit to us written proof of death as specified in the Contract.

The standard death benefit is the greatest of the following:

(1) your total Purchase Payments reduced proportionately for any prior partial withdrawals;

(2)  your Contract Value;

(3)  the amount you would have received by surrendering your Contract; or

(4) your Contract Value on each Contract Anniversary evenly divisible by eight, increased by the total Purchase Payments since that anniversary and reduced proportionately by any partial withdrawals since that anniversary.

We also offer an optional enhanced death benefit rider, which is described later in this prospectus.

We will determine the value of the death benefit on the day that we receive all of the information that we need to process the claim.

10. WHAT ELSE SHOULD I KNOW?

ALLOCATION OF PURCHASE PAYMENTS. You allocate your initial Purchase Payment among the Subaccounts and the Fixed Account in your Contract application. You may make your allocations in specific dollar amounts or percentages, which must be whole numbers that add up to 100%. When you make subsequent Purchase Payments, you may again specify how you want your payments allocated. If you do not, we will automatically allocate the payment based on your most recent instructions. You may not allocate Purchase Payments to the Fixed Account if it is not available in your state.

CREDIT ENHANCEMENTS. We will credit your Contract Value with a Credit Enhancement of 4% of each Purchase Payment before we allocate that Purchase Payment among the Subaccounts or to the Fixed Account. We will deduct certain Credit Enhancements from the amount paid you, if you cancel your Contract during the free look period. The Credit Enhancements will be allocated in the same proportions as the corresponding Purchase Payment.

TRANSFERS. During the Accumulation Period, you may transfer Contract Value among the Subaccounts and from the Subaccounts to the Fixed Account. If we offer additional Subaccounts in the future, we may limit your right to allocate your Contract Value to no more than twenty-two options under the Contract. While you may also transfer amounts from the Fixed Account, a Market Value Adjustment may apply. You may instruct us to transfer Contract Value by writing or calling us.

You may also use our automatic dollar cost averaging or portfolio rebalancing programs. You may not use both programs at the same time.

Under the dollar cost averaging program, amounts are automatically transferred at regular intervals from the Fixed Account or a Subaccount of your choosing to up to eight options, including other Subaccounts or the Fixed Account. Transfers from the Dollar Cost Averaging Fixed Account may be made monthly only. Transfers from Subaccounts may be made monthly, quarterly, or annually.

Under the portfolio rebalancing program, you can maintain the percentage of your Contract Value allocated to each Subaccount at a pre-set level. Investment results will shift the balance of your Contract Value allocations. If you elect rebalancing, we will automatically transfer your Contract Value back to the specified percentages at the frequency (monthly, quarterly, semiannually, annually) that you specify. You may not include the Fixed Account in a portfolio rebalancing program. You also may not elect rebalancing after annuitization.

During the Annuity Period, you may not make any transfers for the first six months after the Annuity Date. Thereafter, you may make transfers among the Subaccounts or from the Subaccounts to increase your Fixed Annuity payments. Your transfers, however, must be at least six months apart. You may not, however, convert any portion of your right to receive Fixed Annuity payments into Variable Annuity payments.

FREE-LOOK PERIOD. You may cancel the Contract by returning it to us within 10 days after you receive it, or after whatever longer period may be permitted by state law. You may return it by delivering it or mailing it to us. If you return the Contract, the Contract terminates and, in most states, we will pay you an amount equal to the Contract Value on the date we receive the Contract from you, less any amount that we applied as a Credit Enhancement to your Contract. The Contract Value may be more or less than your Purchase Payments. In some states, we are required to send you the amount of your Purchase Payments. The amount returned to you will always at least equal your Contract Value (minus any unpaid loans) less the Withdrawal Charge. Since state laws differ as to the consequences of returning a Contract, you should refer to your Contract for specific information about your circumstances.

11. WHO CAN I CONTACT FOR MORE INFORMATION?

You can write to us at Lincoln Benefit Life Company, P.O. Box 82532, Lincoln, Nebraska 68501-2532, or call us at (800) 525-9287.

                         CONDENSED FINANCIAL INFORMATION


We have included the Separate Account's statements of assets and liabilities and contract owners' equity as of December 31, 1998 and the related statements of operations for the year then ended, and the statements of changes in contract owners' equity for the years ended December 31, 1998, and 1997, which have been audited by Deloitte & Touche LLP, independent auditors, in the Statement of Additional Information. These financial statements do not reflect any assets attributable to the Contracts, because we did not sell the Contracts covered by these financial statements during this period. The Statement of Additional Information also includes a brief explanation of how performance of the Subaccounts is calculated.

                          DESCRIPTION OF THE CONTRACTS

SUMMARY. The Contract is a deferred annuity contract designed to aid you in long-term financial planning. You may add to the Contract Value by making additional Purchase Payments. In addition, the Contract Value will change to reflect the performance of the Subaccounts to which you allocate your Purchase Payments and your Contract Value, as well as to reflect Credit Enhancements and interest credited to amounts allocated to the Fixed Account. You may withdraw your Contract Value by making a partial withdrawal or by surrendering your Contract. Upon Annuitization, we will pay you benefits under the Contract in the form of an annuity, either for the life of the Annuitant or for a fixed number of years. All of these features are described in more detail below.

CONTRACT OWNER. As the Contract Owner, you are the person usually entitled to exercise all rights of ownership under the Contract. You usually are also the person entitled to receive benefits under the Contract or to choose someone else to receive benefits. If your Contract was issued under a Qualified Plan, however, the Plan may limit or modify your rights and privileges under the Contract and may limit your right to choose someone else to receive benefits. We will not issue a Contract to a purchaser who has attained age 86, or where the Annuitant has attained age 86.

ANNUITANT. The Annuitant is the living person whose life span is used to determine annuity payments. You initially designate an Annuitant in your application. You may change the Annuitant at any time before annuity payments begin. If your Contract was issued under a plan qualified under Section 403(b), 408 or 408A of the Tax Code, you must be the Annuitant. You may also designate a Joint Annuitant, who is a second person on whose life annuity payments depend. Additional restrictions may apply in the case of Qualified Plans. If you are not the Annuitant and the Annuitant dies before annuity payments begin, then either you become the new Annuitant or you must name another person as the new Annuitant. You must attest that the Annuitant is alive in order to annuitize your Contract.

MODIFICATION OF THE CONTRACT. Only a Lincoln Benefit officer may approve a change in or waive any provision of the Contract. Any change or waiver must be in writing. None of our agents has the authority to change or waive the provisions of the Contract.

We are permitted to change the terms of the Contract if it is necessary to comply with changes in the law. If a provision of the Contract is inconsistent with state law, we will follow state law.

ASSIGNMENT. Before the Annuity Date, if the Annuitant is still alive, you may assign a Contract issued under a Non-Qualified Plan that is not subject to Title 1 of the Employee Retirement Income Security Act of 1974 ("ERISA"). If a Contract is issued pursuant to a Qualified Plan or a Non-Qualified Plan that is subject to Title 1 of ERISA, the law prohibits some types of assignments, pledges and transfers and imposes special conditions on others. An assignment may also result in taxes or tax penalties.

We will not be bound by any assignment until we receive written notice of it. Accordingly, until we receive written notice of an assignment, we will continue to act as though the assignment had not occurred. We are not responsible for the validity of any assignment.

BECAUSE OF THE POTENTIAL TAX CONSEQUENCES AND ERISA ISSUES ARISING FROM AN ASSIGNMENT, YOU SHOULD CONSULT WITH AN ATTORNEY BEFORE TRYING TO ASSIGN YOUR CONTRACT.

FREE LOOK PERIOD. You may cancel the Contract by returning it to us within 10 days after you receive it, or within whatever longer period may be permitted by state law. You may return it by delivering it to your agent or mailing it to us. If you return the Contract, the Contract terminates and, in most states, we will pay you an amount equal to the Contract Value on the date we receive the Contract from you, less any amount that we applied as a Credit Enhancement to your Contract. The Contract Value at that time may be more or less than your Purchase Payments. However, the amount returned to you will always be more than your Contract Value (minus any unpaid loans) less the Withdrawal Charge.

In some states, if you exercise your "free look" rights, we are required to return the amount of your Purchase Payments. Currently, if you live in one of those states,on the Issue Date we will allocate your Purchase Payment to the Subaccounts and the Fixed Account Options as you specified in your application. However, we reserve the right in the future to delay allocating your Purchase Payments to the Subaccounts you have selected or to the Fixed Account until 20 days after the Issue Date or, if your state's free look period is longer than ten days, for ten days plus the period required by state law. During that time, we will allocate your Purchase Payment to the PIMCO Money Market Subaccount. Your Contract will contain specific information about your free-look rights in your state.

                          PURCHASES AND CONTRACT VALUE

MINIMUM PURCHASE PAYMENT. The minimum initial Purchase Payment for a Contract is $10,000. You may pay it in a lump sum or in installments of your choice over the first Contract Year. You may not pay more than $1 million in Purchase Payments without our prior approval. As a general rule, subsequent Purchase Payments may be made in amounts of $500 or more. Subsequent Purchase Payments made as part of an Automatic Payment Plan, however, may be as small as $100 per month. We may lower these minimums if we choose. We may refuse any Purchase Payment at any time.

AUTOMATIC PAYMENT PLAN. You may make scheduled Purchase Payments of $100 or more per month by automatic payment through your bank account. Call or write us for an enrollment form.

CREDIT ENHANCEMENT. We will add a Credit Enhancement to your Contract Value when each Purchase Payment is received. The Credit Enhancement is payable from our general account. The amount of a Credit Enhancement is 4% of each Purchase Payment. The Credit Enhancement will be allocated among the Subaccounts and Fixed Account in the same proportion that the applicable Purchase Payment is allocated. The amount returned if the Contract Owner exercises his or her right to return the Contract during your Free Look period will be reduced by any Credit Enhancements applied.

Credit Enhancements are treated as "earnings" for purposes of determining Withdrawal Charges and free withdrawal amounts on surrenders and partial withdrawals. Similarly, Credit Enhancements are not treated as an "investment in the contract" for tax purposes.

ALLOCATION OF PURCHASE PAYMENTS. Your Purchase Payments are allocated to the Subaccount(s) and the Fixed Account in the proportions that you have selected. You must specify your allocation in your Contract application, either as percentages or specific dollar amounts. If you make your allocation in percentages, the total must equal 100%. We will allocate your subsequent
Purchase Payments in those percentages, until you give us new allocation instructions. You may not allocate Purchase Payments to the Fixed Account if it is not available in your state.

If we offer additional Subaccounts in the future, we may limit your right to allocate your Purchase Payments to up to twenty-two options, counting each Subaccount and the Fixed Account as one option. For this purpose, we will treat all of your allocations to the Fixed Account as one option, even if you choose more than one Guarantee Period.

If your application is complete, we will issue your Contract within two business days of its receipt at our P.O. Box shown on the first page of this prospectus. If your application for a Contract is incomplete, we will notify you and seek to complete the application within five business days. For example, if you do not fill in allocation percentages, we will contact you to obtain the missing percentages. If we cannot complete your application within five business days after we receive it, we will return your application and your Purchase Payment, unless you expressly permit us to take a longer time.

Usually, we will allocate your initial Purchase Payment to the Subaccounts and the Fixed Account, as you have instructed us, on the Issue Date. We will allocate your subsequent Purchase Payments on the date that we receive them at the next computed Accumulation Unit Value.

In some  states,  however,  we are  required  to return at least  your  Purchase
Payment if you cancel your Contract during the "free-look" period. In those states, we currently will allocate your Purchase Payments on the Issue Date as you have instructed us, as described above. In the future, however, we reserve the right, if you live in one of those states, to allocate all Purchase Payments received during the "free-look period" to the PIMCO Money Market Subaccount. If we exercise that right and your state's free look period is ten days, we will transfer your Purchase Payments to your specified Subaccounts or the Fixed Account 20 days after the Issue Date; if your state's free look period is longer, we will transfer your Purchase Payment after ten days plus the period required by state law have passed.

We determine the number of Accumulation Units in each Subaccount to allocate to your Contract by dividing that portion of your Purchase Payment allocated to a Subaccount by that Subaccount's Accumulation Unit Value on the Valuation Date when the allocation occurs.

CONTRACT VALUE. We will establish an account for you and will maintain your account during the Accumulation Period. The total value of your Contract at any time is equal to the sum of the value of your Accumulation Units in the Subaccounts you have selected, plus the value of your interest in the Fixed Account.

SEPARATE ACCOUNT ACCUMULATION UNIT VALUE. As a general matter, the Accumulation Unit Value for each Subaccount will rise or fall to reflect changes in the share price of the Portfolio in which the Subaccount invests. In addition, we subtract from Accumulation Unit Value amounts reflecting the mortality and expense risk charge, administrative expense charge, and any provision for taxes that have accrued since we last calculated the Accumulation Unit Value. We determine Withdrawal Charges, transfer fees and contract maintenance charges separately for each Contract. They do not affect Accumulation Unit Value. Instead, we obtain payment of those charges and fees by redeeming Accumulation Units.

We determine a separate Accumulation Unit Value for each Subaccount. We also determine a separate set of Accumulation Unit Values reflecting the cost of the enhanced death benefit rider. If we elect or are required to assess a charge for taxes, we may calculate a separate Accumulation Unit Value for Contracts issued in connection with Non-Qualified and Qualified Plans, respectively, within each Subaccount. We determine the Accumulation Unit Value for each Subaccount Monday through Friday on each day that the New York Stock Exchange is open for business.

You should refer to the prospectuses for the Portfolios which accompany this prospectus for a description of how the assets of each Portfolio are valued, since that determination has a direct bearing on the Accumulation Unit Value of the corresponding Subaccount and, therefore, your Contract Value.

TRANSFER DURING ACCUMULATION PERIOD. During the Accumulation Period, you may transfer Contract Value among theFixed Account and the Subaccounts in writing or by telephone. Currently, there is no minimum transfer amount. The

Contract permits us to set a minimum transfer amount in the future. You may not make a transfer that would result in your allocating your Contract Value to more than twenty-two options under the Contract at one time.

As a general rule, we only make transfers on days when we and the NYSE are open for business. If we receive your request on one of those days, we will make the transfer that day. We close our office for business on certain days immediately preceding or following certain national holidays when the NYSE is open for business. For calendar year 1999, our office will be closed on July 5th, November 26th, December 24th and December 31st. For transfers requested on these days, we will make the transfer on the first subsequent day on which we and the NYSE are open.

If you transfer an amount from the Fixed Account to a Subaccount before the end of the applicable Guarantee Period or you allocate an amount in the Fixed Account to a new Guarantee Period before the end of the existing Guarantee Period, we usually will increase or decrease the amount by a Market Value Adjustment. The calculation of the Market Value Adjustment is described in "Market Value Adjustment" on page 21 below.

Transfers within 30 days after the end of the applicable Guarantee Period are not subject to a Market Value Adjustment.


The Contract permits us to defer transfers from the Fixed Account for up to six months from the date you ask us.


You may not transfer Contract Value into the Dollar Cost Averaging Fixed Account Option. You may not transfer Contract Value out of the Dollar Cost Averaging Fixed Account Option except as part of a Dollar Cost Averaging program.

TRANSFERS AUTHORIZED BY TELEPHONE. You may make transfers by telephone, if you first send us a completed authorization form. The cut off time for telephone transfer requests is 4:00 p.m. Eastern time. Calls completed before 4:00 p.m. will be effected on that day at that day's price. Calls completed after 4:00 p.m. will be effected on the next day on which we and the NYSE are open for business, at that day's price.

We may charge you the transfer fee described on page 29 below, although we currently are waiving it. In addition, we may suspend, modify or terminate the telephone transfer privilege at any time without notice.

We use procedures that we believe provide reasonable assurance that telephone authorized transfers are genuine. For example, we tape telephone conversations with persons purporting to authorize transfers and request identifying information. Accordingly, we disclaim any liability for losses resulting from allegedly unauthorized telephone transfers. However, if we do not take reasonable steps to help ensure that a telephone authorization is valid, we may be liable for such losses.

AUTOMATIC DOLLAR COST AVERAGING PROGRAM. Under our Automatic Dollar Cost Averaging program, you may authorize us to transfer a fixed dollar amount at fixed intervals from the Dollar Cost Averaging Fixed Account Option or a Subaccount of your choosing to up to eight options, including other Subaccounts or the Guaranteed Maturity Fixed Account Option. The interval between transfers from the Dollar Cost Averaging Fixed Account may be monthly only. The interval between transfers from Subaccounts may be monthly, quarterly, or annually, at your option. The transfers will be made at the Accumulation Unit Value on the date of the transfer. The transfers will continue until you instruct us otherwise, or until your chosen source of transfer payments is exhausted. Currently, the minimum transfer amount is $100 per transfer. However, if you wish to Dollar Cost Average to a Guaranteed Maturity Fixed Account Option, the minimum amount that must be transferred into any one Option is $500. We may change this minimum or grant exceptions. If you elect this program, the first transfer will occur one interval after your Issue Date. You may not use the Dollar Cost Averaging program to transfer amounts from the Guaranteed Maturity Fixed Account Option.

Your request to participate in this program will be effective when we receive your completed application at the P.O. Box given on the first page of this prospectus. Call or write us for a copy of the application. You may elect to increase, decrease or change the frequency or amount of transfers under a Dollar Cost Averaging program. We will not charge a transfer fee for Dollar Cost Averaging.

The theory of dollar cost averaging is that you will purchase greater numbers of units when the unit prices are relatively low rather than when the prices are higher. As a result, when purchases are made at fluctuating prices, the average cost per unit is less than the average of the unit prices on the purchase dates. However, participation in this program does not assure you of a greater profit from your purchases under the program; nor will it prevent or necessarily reduce losses in a declining market. You may not use Dollar Cost Averaging and Portfolio Rebalancing at the same time.

PORTFOLIO REBALANCING. Portfolio Rebalancing allows you to maintain the percentage of your Contract Value allocated to each Subaccount at a pre-set level. For example, you could specify that 30% of your Contract Value should be in the LSA Focused Equity, 40% in the LSA Balanced and 30% in LSA Disciplined Equity. Over time, the variations in each Subaccount's investment results will shift the balance of your Contract Value allocations. Under the Portfolio Rebalancing feature, each period, if the allocations change from your desired percentages, we will automatically transfer your Contract Value, including new Purchase Payments (unless you specify otherwise), back to the percentages you specify. Portfolio Rebalancing is consistent with maintaining your allocation of investments among market segments, although it is accomplished by reducing your Contract Value allocated to the better performing segments.

You may choose to have rebalances made monthly, quarterly, semi-annually, or annually until your Annuity Date. Portfolio Rebalancing is not available after you annuitize. We will not charge a transfer fee for Portfolio Rebalancing. No more than eight Subaccounts can be included in a Portfolio Rebalancing program at one time. You may not include the Fixed Account in a Portfolio Rebalancing program.

You may request Portfolio Rebalancing at any time before your Annuity Date by submitting a completed written request to us at the P.O. Box given on the first page of this prospectus. Please call or write us for a copy of the request form. If you stop Portfolio Rebalancing, you must wait 30 days to begin again. In your request, you may specify a date for your first rebalancing. If you specify a date fewer than 30 days after your Issue Date, your first rebalance will be delayed one month. If you request Portfolio Rebalancing in your Contract application and do not specify a date for your first rebalancing, your first rebalance will occur one period after the Issue Date. For example, if you specify quarterly rebalancing, your first rebalance will occur three months after your Issue Date. Otherwise, your first rebalancing will occur one period after we receive your completed request form. All subsequent rebalancing will occur at the intervals you have specified on the day of the month that coincides with the same day of the month as your Contract Anniversary Date.

Generally, you may change the allocation percentages, frequency, or choice of Subaccounts at any time. If your total Contract Value subject to rebalancing falls below any minimum value that we may establish, we may prohibit or limit your use of Portfolio Rebalancing. You may not use Dollar Cost Averaging and Portfolio Rebalancing at the same time. We may change, terminate, limit, or suspend Portfolio Rebalancing at any time.

                    THE INVESTMENT AND FIXED ACCOUNT OPTIONS

SEPARATE ACCOUNT INVESTMENTS

THE PORTFOLIOS. Each of the Subaccounts of the Separate Account invests in the shares of one of the Portfolios. Each Portfolio is either an open-end management investment company registered under the Investment Company Act of 1940 or a separate investment series of an open-end management investment company. We have briefly described the Portfolios below. You should consult the current prospectuses for the Portfolios for more detailed and complete information concerning the Portfolios. If you do not have a prospectus for a Portfolio, contact us and we will send you a copy. Appendix B contains a description of how advertised performance data for the Subaccounts are computed.

We do not promise that the Portfolios will meet their investment objectives. Amounts you have allocated to Subaccounts may grow in value, decline in value, or grow less than you expect, depending on the investment performance of the Portfolios in which those Subaccounts invest. You bear the investment risk that those Portfolios possibly will not meet their investment objectives. You should carefully review their prospectuses before allocating amounts to the Subaccounts of the Separate Account.

GOLDMAN SACHS VARIABLE INSURANCE TRUST

CORE SMALL CAP EQUITY FUND (investment adviser: Goldman Sachs Asset Management) seeks long-term growth of capital through a broadly diversified portfolio of equity securities of U.S. issuers which are included in the Russell 2000 Index at the time of investment.

INTERNATIONAL EQUITY FUND (investment adviser: Goldman Sachs Asset Management International) seeks long-term capital appreciation through investments in equity securities of companies that are organized outside the U.S. or whose securities are principally traded outside the U.S.

J.P. MORGAN SERIES TRUST II (investment adviser: J.P. Morgan Investment Management Inc.)


SMALL COMPANY PORTFOLIO seeks to provide a high total return from a portfolio of small company stocks. The portfolio invests primarily in small and medium U.S. companies whose market capitalizations are greater than $110 million and less than $1.5 billion, typically represented by the Russell 2000 Index. The portfolio can moderately underweight or overweight industries against the Russell 2000 Index's industry weightings when it believes it will benefit performance.


LAZARD RETIREMENT SERIES, Inc. (investment adviser:  Lazard Asset Management)

EMERGING MARKETS PORTFOLIO seeks long-term capital appreciation. This Portfolio invests primarily in equity securities of non-United States companies whose principal activities are in emerging market countries that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values.


INTERNATIONAL EQUITY PORTFOLIO seeks long-term capital appreciation. This Portfolio invests primarily in equity securities of non-United States companies whose total market value is more than $1 billion that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values.


LSA VARIABLE SERIES TRUST (manager:  LSA Asset Management LLC)


FOCUSED EQUITY FUND (investment adviser: Morgan Stanley Asset Management) seeks to provide capital appreciation by investment primarily in equity securities of U.S. and foreign companies.


GROWTH EQUITY FUND (investment adviser: Goldman Sachs Asset Management) seeks to provide long-term growth of capital.


DISCIPLINED EQUITY FUND (investment adviser: J.P. Morgan Investment Management Inc.) seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard & Poor's 500 Stock Index.


VALUE EQUITY FUND (investment adviser: Salomon Brothers Asset Management Inc.) seeks to provide long-term growth of capital with current income as a secondary objective.

BALANCED FUND (investment adviser: OpCap Advisor) seeks to provide a combination of growth of capital and investment income (growth of capital is the primary objective) by investing in a mix of equity and debt.


EMERGING GROWTH EQUITY (investment adviser: RS Investment Management) seeks long-term capital appreciation through investments in smaller, rapidly growing emerging Companies. The Fund generally invests in industry segments that are experiencing rapid growth and in companies with proprietary advantages.

MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC. (investment adviser: Miller Anderson & Sherrerd, LLP)

MID CAP GROWTH PORTFOLIO seeks long term capital growth by investing primarily in common stocks and other equity securities. The Advisor particularly focuses on the expectations of stock analysts and invests the Portfolio in stocks of companies that it believes will report earnings growth exceeding analysts' expectations. The equity capitalization of these companies will generally match those in the S&P MidCap 400 index (currently $500 million to $6 billion).


MID CAP VALUE PORTFOLIO seeks above average total return over a market cycle of three to five years by investing in common stocks and other equity securities. The Portfolio focuses on stocks that the Advisor believes are undervalued based on its proprietary measures of value. The equity capitalization of the companies the Portfolio invests in will generally match those in the S&P MidCap 400 Index (currently $500 million to $6 billion).

HIGH YIELD PORTFOLIO seeks above-average total return over a market cycle of three to five years by investing primarily in a portfolio of high yield securities. The Portfolio invests primarily in high yield securities (commonly referred to as "junk bonds"). The Portfolio also may invest in other fixed income securities, including U.S. Government securities, mortgage securities, and investment grade corporate bonds.

OCC ACCUMULATION TRUST (investment adviser:  OpCap Advisors Balanced)

EQUITY PORTFOLIO seeks long term capital appreciation. The Portfolio invests primarily in equity securities listed on the New York Stock Exchange.

SMALL CAP PORTFOLIO seeks capital appreciation. The Portfolio invests primarily in equity securities of companies with market capitalizations under $1 billion.

PIMCO  VARIABLE   INSURANCE  TRUST  (investment   adviser:   Pacific  Investment
Management Company and PIMCO Advisers L.P.)

STOCKSPLUS GROWTH AND INCOME PORTFOLIO seeks to achieve a total return which exceeds the total return performance of the S&P 500. The Portfolio invests in common stocks, options, futures, options on futures and swaps. Under normal market conditions, the Portfolio invests substantially all of its assets in S&P 500 derivatives, backed by a portfolio of Fixed Income Instruments. The Portfolio uses S&P 500 derivatives in addition to or in place of S&P 500 stocks to attempt to equal or exceed the performance of the S&P 500.

FOREIGN BOND PORTFOLIO seeks to maximize total return, consistent with preservation of capital and prudent investment management. The Portfolio invests under normal circumstances at least 85% of its assets in Fixed Income instruments of issuers located outside the United States, representing at least three foreign countries, which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities, when the Adviser deems it appropriate to do so. The Portfolio will hedge at least 75% of its exposure to foreign currency.

TOTAL RETURN BOND PORTFOLIO seeks to maximize total return, consistent with preservation of capital and prudent investment management. The Portfolio invests under normal circumstances at least 65% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities. The average portfolio duration of this Portfolio will normally vary within a three- to six-year time frame based on the Adviser's forecast for interest rates.

MONEY MARKET PORTFOLIO seeks to obtain maximum current income consistent with preservation of capital and daily liquidity. The Portfolio also attempts to maintain a stable net asset value of $1.00 per share, although there is no assurance that it will be successful in doing so.

SALOMON BROTHERS VARIABLE SERIES FUNDS (investment adviser: Salomon Asset Management)

CAPITAL FUND seeks capital appreciation through investment and securities which the manager believes have above-average capital appreciation potential. The Fund invests primarily in equity securities of U.S. Companies. These companies may range in size from established large capitalization (over 5 billion in market capitalization) companies to small capitalization (less than 1 billion in market capitalization) companies at the beginning of their life cycles.

Each Portfolio is subject to certain investment restrictions and policies which may not be changed without the approval of a majority of the shareholders of the Portfolio. See the accompanying Prospectuses of the Portfolios for further information.

We automatically reinvest all dividends and capital gains distributions from the Portfolios in shares of the distributing Portfolio at their net asset value. The income and realized and unrealized gains or losses on the assets of each Subaccount are separate and are credited to or charged against the particular Subaccount without regard to income, gains or losses from any other Subaccount or from any other part of our business. We will use the net Purchase Payments you allocate to a Subaccount to purchase shares in the corresponding Portfolio and will redeem shares in the Portfolios to meet Contract obligations or make adjustments in reserves. The Portfolios are required to redeem their shares at net asset value and to make payment within seven days.

Some of the Portfolios have been established by investment advisers which manage publicly traded mutual funds having similar names and investment objectives. While some of the Portfolios may be similar to, and may in fact be modeled after publicly traded mutual funds, you should understand that the Portfolios are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any similarly named Portfolio may differ substantially.

Some of the Portfolios sell their shares to separate accounts underlying both variable life insurance and variable annuity contracts. It is conceivable that in the future it may be unfavorable for variable life insurance separate accounts and variable annuity separate accounts to invest in the same Portfolio. Although neither we nor any of the Portfolios currently foresees any such disadvantages either to variable life insurance or variable annuity contract owners, each Portfolio's Board of Directors intends to monitor events in order to identify any material conflicts between variable life and variable annuity contract owners and to determine what action, if any, should be taken in response thereto. If a Board of Directors were to conclude that separate investment funds should be established for variable life and variable annuity separate accounts, Lincoln Benefit will bear the attendant expenses.

VOTING RIGHTS. As a general matter, you do not have a direct right to vote the shares of the Portfolios held by the Subaccounts to which you have allocated your Contract Value. Under current law, however, you are entitled to give us instructions on how to vote those shares on certain matters. We will notify you when your instructions are needed. We will also provide proxy materials or other information to assist you in understanding the matter at issue. We will determine the number of shares for which you may give voting instructions as of the record date set by the relevant Portfolio for the shareholder meeting at which the vote will occur.

As a general rule, before the Annuity Date, you are the person entitled to give voting instructions. After the Annuity Date, the payee is that person.
Retirement plans, however, may have different rules for voting by plan participants.

If you send us written voting instructions, we will follow your instructions in voting the Portfolio shares attributable to your Contract. If you do not send us written instructions, we will vote the shares attributable to your Contract in the same proportions as we vote the shares for which we have received instructions from other Contract Owners. We will vote shares that we hold in the same proportions as we vote the shares for which we have received instructions from other Contract Owners.

We may, when required by state insurance regulatory authorities, disregard Contract Owner voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objective of one or more of the Portfolios or to approve or disapprove an investment advisory contract for one or more of the Portfolios.

In addition, we may disregard voting instructions in favor of changes initiated by Contract Owners in the investment objectives or the investment adviser of the Portfolios if we reasonably disapprove of the proposed change. We would disapprove a proposed change only if the proposed change is contrary to state law or prohibited by state regulatory authorities or we reasonably conclude that the proposed change would not be consistent with the investment objectives of the Portfolio or would result in the purchase of securities for the Portfolio which vary from the general quality and nature of investments and investment techniques utilized by the Portfolio. If we disregard voting instructions, we will include a summary of that action and our reasons for that action in the next semi-annual financial report to you.

This description reflects our view of currently applicable law. If the law changes or our interpretation of the law changes, we may decide that we are permitted to vote the Portfolio shares without obtaining instructions from our Contract Owners, and we may choose to do so.

ADDITIONS, DELETIONS, AND SUBSTITUTIONS OF SECURITIES. If the shares of any of the Portfolios are no longer available for investment by the Separate Account or if, in the judgment of our Board of Directors, further investment in the shares of a Portfolio is no longer appropriate in view of the purposes of the Contract, we may add or substitute shares of another Portfolio or mutual fund for Portfolio shares already purchased or to be purchased in the future by Purchase Payments under the Contract. Any substitution of securities will comply with the requirements of the 1940 Act.

We also reserve the right to make the following changes in the operation of the Separate Account and the Subaccounts:

(a)  to operate the Separate Account in any form permitted by law;

(b) to take any action necessary to comply with applicable law or obtain and continue any exemption from applicable laws;

(c) to transfer assets from one Subaccount to another, or from any subaccount to our general account;

(d)  to add, combine, or remove Subaccounts in the Separate Account; and

(e) to change the way in which we assess charges, as long as the total charges do not exceed the maximum amount that may be charged the Separate Account and the Portfolios in connection with the Contracts.

If we take any of these actions, we will comply with the then applicable legal requirements.

THE FIXED ACCOUNT

GENERAL. You may allocate part or all of your Purchase Payments to the Fixed Account in states where it is available. Amounts allocated to the Fixed Account become part of the general assets of Lincoln Benefit. Allstate Life invests the assets of the general account in accordance with applicable laws governing the investments of insurance company general accounts. The Fixed Account may not be available in all states. Please contact us at 1-800-525-9287 for current information.

GUARANTEED MATURITY FIXED ACCOUNT OPTION. We will credit interest to each amount allocated to the Guaranteed Maturity Fixed Account Option at a specified rate for a specified Guarantee Period. You select the Guarantee Period for each amount that you allocate to this option. We will declare the interest rate that we will guarantee to credit to that amount for that Guarantee Period. Each amount allocated to a Guarantee Period under this option must be at least $500. We reserve the right to limit the number of additional Purchase Payments that may be allocated to this option.

We will tell you what interest rates and Guarantee Periods we are offering at a particular time. We may offer Guarantee Periods ranging from one to ten years in length. We will decide in our discretion which Guarantee Periods to offer. Currently, we offer Guarantee Periods of one, three, five, seven and ten years. In the future we may offer Guarantee Periods of different lengths or stop offering some Guarantee Periods.

We will credit interest daily to each amount allocated to a Guarantee Period under this option at a rate which compounds to the effective annual interest rate that we declared at the beginning of the applicable Guarantee Period. We will not change the interest rate credited to a particular allocation until the end of the relevant Guarantee Period. We may declare different interest rates for Guarantee Periods of the same length that begin at different times.

The following example illustrates how a Purchase Payment allocated to this option would grow, given an assumed Guarantee Period and effective annual interest rate:

EXAMPLE

Purchase Payment                        $10,000
Guarantee Period                        5 years
Effective Annual Rate                     4.50%
Credit Enhancement                         $400


                                               END OF CONTRACT YEAR

                                       YEAR 1      YEAR 2      YEAR 3      YEAR 4      YEAR 5
                                     ----------  ----------  ----------  ----------  ----------
Beginning Contract Value             $10,400.00
  X (1 + Effective Annual Rate)        X  1.045
                                      ---------
                                     $10,868.00
Contract Value at end of Contract Year           $10,868.00
  X (1 + Effective Annual Rate)                    X  1.045
                                                  ---------
                                                 $11,357.06
Contract Value at end of Contract Year                       $11,357.06
  X (1 + Effective Annual Rate)                                X  1.045
                                                              ---------
                                                             $11,868.13
Contract Value at end of Contract Year                                   $11,868.13
  X (1 + Effective Annual Rate)                                            X  1.045
                                                                          ---------
                                                                         $12,402.19
Contract Value at end of Contract Year                                                $12,402.19
  X (1 + Effective Annual Rate)                                                         X  1.045
                                                                                       ---------
                                                                                      $12,960.29

Total  Interest  Credited  During  Guarantee  Period  =  $2,560.29   ($12,960.29
-$10,400)

NOTE: This example assumes no withdrawals during the entire five year Guarantee Period. If you were to make a partial withdrawal, you might be required to pay a Withdrawal Charge and the amount withdrawn might be increased or decreased by a Market Value Adjustment. The hypothetical interest rate is for illustrative purposes only and is not intended to predict future interest rates to be declared under the Contract.

We have no specific formula for determining the rate of interest that we will declare initially or in the future. We will set those interest rates based on relevant factors such as then current interest rates, regulatory and tax requirements, our sales commission and administrative expenses, general economic trends, and competitive factors. For current interest rate information, please contact us at 1-800-525-9287.

WE WILL DETERMINE THE INTEREST RATES TO BE DECLARED IN OUR SOLE DISCRETION. WE CAN NEITHER PREDICT NOR GUARANTEE WHAT THOSE RATES WILL BE IN THE FUTURE.

At the end of each Guarantee Period, we will mail you a notice asking you what to do with the relevant amount, including the accrued interest. During the 30-day period after the end of the Guarantee Period, you may:

(1) take no action. If so, we will automatically keep the relevant amount in the Guaranteed Maturity Fixed Account Option. The new Guarantee Period will be the same length as the expiring Guarantee Period and will begin on the day the previous Guarantee Period ends. The new interest rate will be our then current declared rate for Guarantee Periods of that length; or

(2) allocate the relevant Contract Value to one or more new Guarantee Periods of your choice in the Guaranteed Maturity Fixed Account Option. The new Guarantee Period(s) will begin on the day the previous Guarantee Period ends. The new interest rate will be our then current declared rate for those Guarantee Periods; or

(3) instruct us to transfer all or a portion of the relevant amount to one or more Subaccounts. We will effect the transfer on the day we receive your instructions. We will not adjust the amount transferred to include a Market Value Adjustment; or

(4) withdraw all or a portion of the relevant amount through a partial withdrawal. You may be required to pay a Withdrawal Charge, but we will not adjust the amount withdrawn to include a Market Value Adjustment. The amount withdrawn will be deemed to have been withdrawn on the day the Guarantee Period ends.

Under our Automatic Laddering Program, you may choose, in advance, to use Guarantee Periods of the same length for all renewals in the Guaranteed Maturity Fixed Account Option. You can select this program at any time during the Accumulation Period, including on the Issue Date. We will apply renewals to Guarantee Periods of the selected length until you direct us in writing to stop. We may stop offering this program at any time.

MARKET VALUE ADJUSTMENT. We may increase or decrease the amount of some transactions involving your interest in the Guaranteed Maturity Fixed Account Option to include a Market Value Adjustment. The formula for determining Market Value Adjustments reflects changes in interest rates since the beginning of the relevant Guarantee Period. As a result, you will bear some of the investment risk on amounts allocated to the Guaranteed Maturity Fixed Account Option.

As a general rule, we will apply a Market Value Adjustment to the following transactions involving your Fixed Account balance:

(1) when you withdraw funds from the Guaranteed Maturity Fixed Account Option in an amount greater than the Free Withdrawal Amount, as described on page 30 below;

(2) when you transfer funds from the Guaranteed Maturity Fixed Account Option to the Subaccounts;

(3) when you allocate part of your balance in the Guaranteed Maturity Fixed Account Option to a new Guarantee Period before the end of the existing Guarantee Period;

(4)  when you annuitize your Contract; and

(5)  when we pay a death benefit.

We will not apply a Market Value Adjustment to a transaction, to the extent that: (1) it occurs within 30 days after the end of a Guarantee Period applicable to the funds involved in the transaction; or (2) you make a withdrawal to satisfy the IRS' required minimum distribution rules for this Contract.

The formula for calculating Market Value Adjustments is set forth in Appendix C to this prospectus, which also contains additional examples of the application of the Market Value Adjustment. This formula primarily compares: (1) the Treasury Rate at the time of the relevant transaction for a maturity equal in length to the relevant Guarantee Period; and (2) the Treasury Rate at the beginning of the Guarantee Period for a maturity equal in length to the Guarantee Period. Generally, if the Treasury Rate at the beginning of the Guarantee Period is higher than the corresponding current Treasury Rate, then the Market Value Adjustment will increase the amount payable to you or transferred. Similarly, if the Treasury Rate at the beginning of the Guarantee Period is lower than the corresponding current Treasury Rate, then the Market Value Adjustment will reduce the amount payable to you or transferred.

For example, assume that you purchased a Contract and selected an initial Guarantee Period of five years and the five-year Treasury Rate for that duration is 4.50%. Assume that at the end of three years, you make a partial withdrawal. If, at that later time, the current five-year Treasury Rate is 4.20%, then the Market Value Adjustment will be positive, which will result in an increase in the amount payable to you. Similarly, if the current five-year Treasury Rate is 4.80%, then the Market Value Adjustment will be negative, which will result in a decrease in the amount payable to you.

DOLLAR COST  AVERAGING  FIXED ACCOUNT  OPTION.  You may also  allocate  Purchase
Payments to the Dollar Cost Averaging Fixed Account Option. We will credit interest to Purchase Payments allocated to this option for up to one year at the current rate that we declare when you make the allocation. The effective annual rate will never be less than 3%. You may not transfer funds to this option from the Subaccounts or the Guaranteed Maturity Fixed Account Option. We will follow your instructions in transferring amounts from this option to the Subaccounts or the Guaranteed Maturity Fixed Account Option on a monthly basis only, as described in

"Automatic  Dollar  Cost  Averaging  Program"  on page 16 of this prospectus.

                                ANNUITY BENEFITS

ANNUITY DATE. You may select the Annuity Date, which is the date on which annuity payments are to begin, in your application. The Annuity Date must always be the business day immediately following the tenth day of a calendar month.

The Annuity Date may be no later than the Latest Annuity Date. As a general rule, the Latest Annuity Date is the later of the 10th Contract Anniversary or the Annuitant's 90th birthday. If your Contract was issued pursuant to a Qualified Plan, however, the Tax Code generally requires you to begin to take at least a minimum distribution by the later of:

-    the year of your separation from service; or

- April 1 of the calendar year following the calendar year in which you attain age 70 1/2.

If your Contract is issued pursuant to Section 408 of the Tax Code  (traditional
IRAs), you must begin taking minimum distributions by April 1 of the calendar year following the calendar year in which you reach age 70 1/2. No minimum distributions are required by the Tax Code for Contracts issued pursuant to
Section 408A (Roth IRAs).

If you are in a Qualified Plan, we may require you to annuitize by the date required by the Tax Code, unless you show us that you are meeting the minimum distribution requirements in some other way.

If you do not select an Annuity Date, the Latest Annuity Date will automatically become the Annuity Date. You may change the Annuity Date by writing to us at the address given on the first page of the prospectus.

ANNUITY OPTIONS. You may elect an Annuity Option at any time before the Annuity Date. As part of your election, you may choose the length of the applicable guaranteed payment period within the limits available for your chosen Option. If you do not select an Annuity Option, we will pay monthly annuity payments in accordance with the applicable default Option. The default Options are:

- Option A with 10 years (120 months) guaranteed, if you have designated only one Annuitant; and

- Option B with 10 years (120 months) guaranteed, if you have designated joint Annuitants.

You may freely change your choice of Annuity Option, as long as you request the change at least thirty days before the Annuity Date.

Three Annuity Options are generally available under the Contract. Each is available in the form of:

-  a Fixed Annuity;

-  a Variable Annuity; or

-  a combination of both Fixed and Variable Annuity.

The three Annuity Options are:

OPTION A, LIFE ANNUITY WITH PAYMENTS GUARANTEED FOR 5 TO 20 YEARS. We make periodic payments at least as long as the Annuitant lives. If the Annuitant dies before all of the guaranteed payments have been made, we will pay the remaining guaranteed payments to the Beneficiary.

OPTION B, JOINT AND SURVIVOR ANNUITY, WITH PAYMENTS GUARANTEED FOR 5 TO 20 YEARS. We make periodic payments at least as long as either the Annuitant or the joint Annuitant is alive. If both the Annuitant and the Joint Annuitant die before all of the guaranteed payments have been made, we will pay the remaining guaranteed payments to the Beneficiary.

OPTION C, PAYMENTS FOR A SPECIFIED PERIOD CERTAIN OF 5 YEARS TO 30 YEARS. We make periodic payments for the period you have chosen. If the Annuitant dies before all of the guaranteed payments have been made, we will pay the remaining guaranteed payments to the Beneficiary. If you elect this option, and request Variable Annuity payments, you may at any time before the period expires request a lump sum payment, subject to a Withdrawal Charge. We will charge a Withdrawal Charge on any portion of your lump sum payment attributable to Purchase Payments made within the prior eight years. The amount of the Withdrawal Charge will be determined as described in "Withdrawal Charges" on pages 30 below. If you elected Variable Annuity payments, the lump sum payment after Withdrawal Charge will depend on:

-    the investment results of the Subaccounts you have selected,

-    the Contract Value at the time you elected annuitization,

- the length of the remaining period for which the payee would be entitled to payments.

No lump sum payment is available if you request Fixed Annuity payments. If you purchased your Contract under a retirement plan, you may have a more limited selection of Annuity Options to choose from. You should consult your Plan documents to see what is available.

You may not "annuitize" your Contract for a lump sum payment. Instead, before the Annuity Date you may surrender your Contract for a lump sum. As described in page 21 above, however, we will subtract any applicable Withdrawal Charge and increase or decrease your surrender proceeds by any applicable Market Value Adjustment.

OTHER OPTIONS. We may have other Annuity Options available. You may obtain information about them by writing or calling us.

If your Contract is issued under Sections 401, 403(b), 408 or 408A of the Tax Code, we will only make payments to you and/or your spouse.

ANNUITY PAYMENTS: GENERAL. On the Annuity Date, we will apply the Annuitized Value of your Contract to the Annuity Option you have chosen. Your annuity payments may consist of Variable Annuity payments or Fixed Annuity payments or a combination of the two. We will determine the amount of your annuity payments as described in "Variable Annuity Payments" and "Fixed Annuity Payments" this page below.

You must notify us in writing at least 30 days before the Annuity Date how you wish to allocate your Annuitized Value between Variable Annuity and Fixed Annuity payments. You must apply at least the Contract Value in the Fixed Account on the Annuity Date to Fixed Annuity payments. If you wish to apply any portion of your Fixed Account balance to your Variable Annuity payments, you should plan ahead and transfer that amount to the Subaccounts prior to the Annuity Date. If you do not tell us how to allocate your Contract Value among Fixed and Variable Annuity payments, we will apply your Contract Value in the Separate Account to Variable Annuity payments and your Contract Value in the Fixed Account to Fixed Annuity payments.

Annuity payments begin on the Annuity Date. We make subsequent annuity payments on the tenth of the month or, if the NYSE is closed on that day, the next day on which the NYSE is open for business.

Annuity payments will be made in monthly, quarterly, semi-annual or annual installments as you select. If the amount available to apply under an Annuity Option is less than $5,000, however, and state law permits, we may pay you a lump sum instead of the periodic payments you have chosen. In addition, if the first annuity payment would be less than $50, and state law permits us, we may reduce the frequency of payments so that the initial payment will be at least $50.

We may defer for up to 15 days the payment of any amount attributable to a Purchase Payment made by check to allow the check reasonable time to clear.

YOU MAY NOT WITHDRAW CONTRACT VALUE DURING THE ANNUITY PERIOD, IF WE ARE MAKING PAYMENTS TO YOU UNDER ANY ANNUITY OPTION, SUCH AS OPTION A OR B ABOVE, INVOLVING PAYMENT TO THE PAYEE FOR LIFE OR ANY COMBINATION OF PAYMENTS FOR LIFE AND MINIMUM GUARANTEE PERIOD FOR A PREDETERMINED NUMBER OF YEARS.

VARIABLE  ANNUITY  PAYMENTS.  One basic  objective of the Contract is to provide
Variable Annuity Payments which will to some degree respond to changes in the economic environment. The amount of your Variable Annuity Payments will depend upon the investment results of the Subaccounts you have selected, any premium taxes, the age and sex of the Annuitant, and the Annuity Option chosen. We guarantee that the Payments will not be affected by (1) actual mortality experience and (2) the amount of our administration expenses.

We cannot predict the total amount of your Variable Annuity payments. The Variable Annuity payments may be more or less than your total Purchase Payments because (a) Variable Annuity payments vary with the investment results of the underlying Portfolios; and (b) Annuitants may die before their actuarial life expectancy is achieved.

The length of any guaranteed payment period under your selected Annuity Option will affect the dollar amounts of each Variable Annuity payment. As a general rule, longer guarantee periods result in lower periodic payments, all other things being equal. For example, if a life Annuity Option with no minimum guaranteed payment period is chosen, the Variable Annuity payments will be greater than Variable Annuity payments under an Annuity Option for a minimum specified period and guaranteed thereafter for life.

The investment results of the Subaccounts to which you have allocated your Contract Value will also affect the amount of your periodic payment. In calculating the amount of the periodic payments in the annuity tables in the Contract, we assumed an annual investment rate of 3 1/2%. If the actual net investment return is less than the assumed investment rate, then the dollar amount of the Variable Annuity payments will decrease. The dollar amount of the Variable Annuity payments will stay level if the net investment return equals the assumed investment rate and the dollar amount of the Variable Annuity payments will increase if the net investment return exceeds the assumed investment rate. You should consult the Statement of Additional Information for more detailed information as to how we determine Variable Annuity Payments.

FIXED ANNUITY PAYMENTS. You may choose to apply a portion of your Annuitized Value to provide Fixed Annuity payments. We determine the Fixed Annuity payment amount by applying the applicable Annuitized Value to the Annuity Option you have selected.

As a general rule, subsequent Fixed Annuity payments will be equal in amount to the initial payment. However, as described in "Transfers During the Annuity Period" below, after the Annuity Date, you will have a limited ability to increase the amount of your Fixed Annuity payments by making transfers from the Subaccounts.

We may defer making Fixed Annuity payments for a period of up to six months or whatever shorter time state law may require. During the deferral period, we credit interest at a rate at least as high as state law requires.

TRANSFERS DURING THE ANNUITY PERIOD. During the Annuity Period, you will have a limited ability to make transfers among the Subaccounts so as to change the relative weighting of the Subaccounts on which your Variable Annuity payments will be based. In addition, you will have a limited ability to make transfers from the Subaccounts to increase the proportion of your annuity payments consisting of Fixed Annuity payments. You may not, however, convert any portion of your right to receive Fixed Annuity payments into Variable Annuity payments.

You may not make any transfers for the first six months after the Annuity Date. Thereafter, you may make transfers among the Subaccounts or make transfers from the Subaccounts to increase your Fixed Annuity payments.
Your transfers must be at least six months apart.

DEATH BENEFIT DURING ANNUITY PERIOD. After annuity payments begin, upon the death of the Annuitant and any Joint Annuitant, we will make any remaining annuity payments to the Beneficiary. The amount and number of these annuity payments will depend on the Annuity Option in effect at the time of the Annuitant's death. After the Annuitant's death, any remaining interest will be distributed at least as rapidly as under the method of distribution in effect at the Annuitant's death.

CERTAIN EMPLOYEE BENEFIT PLANS. In some states, the Contracts offered by this prospectus contain life annuity tables that provide for different benefit payments to men and women of the same age. In certain employment-related situations, however, the U.S. Supreme Court's decision in ARIZONA GOVERNING COMMITTEE V. NORRIS requires employers to use the same annuity tables for men and women. Accordingly, if the Contract is to be used in connection with an employment-related retirement or benefit plan and we do not offer unisex annuity tables in your state, you should consult with legal counsel as to whether the purchase of a Contract is appropriate under NORRIS.

                            OTHER CONTRACT BENEFITS

DEATH BENEFIT. We will pay a distribution on death, if:

(1) the Contract is in force;

(2) annuity payments have not begun; and

(3) either:

     (a)  you die; or

     (b) if the Contract is owned by a company or other legal entity, the Annuitant dies.

Currently, we will pay a distribution on death equal in amount to the Death Benefit or Enhanced Death Benefit, as appropriate. Under the Contract, however, we have the right to pay a distribution equal in amount to the Surrender Value unless:

(1) the Beneficiary chooses to receive the Death Benefit in a lump sum within 180 days of the date of death; and

(2) the Beneficiary requests that the Death Benefit be paid as of the date we receive the completed claim for a distribution on death.

We currently are waiving this 180 day limitation, but we may enforce it in the future. If we do, we will calculate the distribution as of the earlier of the requested distribution date or the fifth anniversary of the date of death.

We determine the Death Benefit as of the date we receive all of the information we need to process the Death Benefit claim. The standard Death Benefit under the Contract is the greatest of the following:

(1) the total Purchase Payments, less a withdrawal adjustment for any prior partial withdrawals;

(2)  the Contract Value on the date as of which we calculate the Death Benefit.

(3)  the Surrender Value;

(4) the Contract Value on the eighth Contract Anniversary and each subsequent Contract Anniversary evenly divisible by eight, increased by the total Purchase Payments since that anniversary and reduced by a withdrawal adjustment for any partial withdrawals since that anniversary.

The withdrawal adjustment for the Death Benefit will equal (a) divided by (b), with the result multiplied by (c), where:

(a)  = the withdrawal amount;

(b)  = the Contract Value immediately before the withdrawal; and

(c) = the value of the applicable Death Benefit immediately before the withdrawal.

A claim for a distribution on death must be submitted before the Annuity Date. As part of the claim, the Beneficiary must provide "Due Proof of Death". We will accept the following documentation as Due Proof of Death:

-    a certified original copy of the Death Certificate;

-    a certified copy of a court decree as to the finding of death; or

- a written statement of a medical doctor who attended the deceased at the time of death.

In addition, in our discretion we may accept other types of proof.

We will pay the Death Benefit in a lump sum within seven days of receiving a completed claim for a distribution on death, unless the Beneficiary selects one of the other alternatives described below.

If the Beneficiary is a natural person, the Beneficiary may choose from the following alternative ways of receiving the distribution:

-    the Beneficiary may receive the distribution as a lump sum payment;

- the Beneficiary may apply the distribution to receive a series of equal periodic payments over the life of the Beneficiary, over a fixed period no longer than the Beneficiary's life expectancy, or over the life of the Beneficiary with payments guaranteed for a period not to exceed the life expectancy of the Beneficiary (the payments must begin within one year of the date of death); or

- if there is only one Beneficiary, he or she may defer payment for up to five years from the date of death. Any remaining funds must be distributed at the end of the five-year period. An Annuitant is necessary for this option. If prior to your death you were the Annuitant, the Beneficiary will become the new Annuitant.

If your spouse is the Beneficiary, he or she may choose to continue the Contract as the new Contract Owner. If your spouse chooses to continue the Contract, the following conditions apply:

(1) On the day the Contract is continued, we will set the Contract Value equal to the Death Benefit or Enhanced Death Benefit, as appropriate, calculated as of the date on which we receive all of the information we need to process your spouse's request to continue the Contract after your death. Because the Death Benefit and Enhanced Death Benefit can never be less than the then current Contract Value, our resetting the Contract will not cause the Contract Value to decrease. During the continuation period, however, the Contract Value will continue to increase or decrease to reflect the investment performance of the Subaccounts, interest credited to the Fixed Account, and charges and expenses under the Contract, as described in this prospectus.

(2) Within one year of the date of death, your spouse may withdraw one lump sum without paying any Withdrawal Charge or incurring any Market Value Adjustment;

(3) During the continuation period, currently we will pay a distribution on death equal to the Death Benefit or the Enhanced Death Benefit, as appropriate, determined as of the date on which we receive due proof of your spouse's death. As described above, we also reserve the right to pay a distribution equal in amount to the Surrender Value as of the date on which we receive due proof of death. The standard Death Benefit payable upon your spouse's death will be calculated using the formula described above. Thus, the amount of the distribution on death may increase or decrease during the continuation period, depending on changes in the Contract Value and other Contract transactions during the continuation period.

(4) If before your death you were the Annuitant, your surviving spouse becomes the Annuitant.

(5) If you selected the Enhanced Death Benefit Rider or the Enhanced Death and Income Benefit Rider, that rider will continue during the continuation period. Your spouse will be treated as the Contract Owner under the applicable Rider.

Your surviving spouse may also select one of the options listed above.

If the Beneficiary is a company or other legal entity, then the Beneficiary must receive the Death Benefit in a lump sum, and the options listed above are not available.

Different  rules may apply to  Contracts  issued in  connection  with  Qualified
Plans.

ENHANCED DEATH BENEFIT RIDER: When you purchase your Contract, you may select the Enhanced Death Benefit Rider. If you are not an individual, the Enhanced Death Benefit applies only to the Annuitant's death. If you select this rider, the Death Benefit will be the greater of the value provided in your Contract or the Enhanced Death Benefit. The Enhanced Death Benefit will be the greater of the Enhanced Death Benefit A and Enhanced Death Benefit B. As described below, we will charge a higher mortality and expense risk charge if you select this Rider.

ENHANCED DEATH BENEFIT A. At issue, Enhanced Death Benefit A is equal to the initial Purchase Payment. After issue, Enhanced Death Benefit A is adjusted whenever you pay a Purchase Payment or make a withdrawal and on each Contract Anniversary as follows:

- When you pay a Purchase Payment, we will increase Enhanced Death Benefit A by the amount of the Purchase Payment;

- When you make a withdrawal, we will decrease Enhanced Death Benefit A by a withdrawal adjustment, as described below; and

- On each Contract Anniversary, we will set Enhanced Death Benefit A equal to the greater of the Contract Value on that Contract Anniversary or the most recently calculated Death Benefit A.

If you do not pay any additional purchase payments or make any withdrawals, Enhanced Death Benefit A will equal the highest of the Contract Value on the Issue Date and all Contract Anniversaries prior to the date we calculate the Death Benefit.

We will continuously adjust Enhanced Death Benefit A as described above until the oldest Contract Owner's 85th birthday or, if the Contract Owner is not a living individual, the Annuitant's 85th birthday. Thereafter, we will adjust

Enhanced Death Benefit A only for Purchase Payments and withdrawals.

ENHANCED DEATH BENEFIT B. Enhanced Death Benefit B is equal to (a) your total Purchase Payments, (b) reduced by any withdrawal adjustments and (c) accumulated daily at an effective annual rate of 5% per year, until: (1) the first day of the month following the oldest Contract owner's 85th birthday or (2) if the Contract Owner is a company or other legal entity, the Annuitant's 85th birthday. Thereafter, we will only adjust Enhanced Death Benefit B to reflect additional Purchase Payments and withdrawals. Enhanced Death Benefit B will never be greater than the maximum death benefit allowed by any nonforfeiture laws which govern the Contract.

The withdrawal adjustment for both Enhanced Death Benefit A and Enhanced Death Benefit B will equal (a) divided by (b), with the result multiplied by (c), where:

(a)  = the withdrawal amount;

(b)  = the Contract Value immediately before the withdrawal; and

(c) = the most recently calculated Enhanced Death Benefit A or B, as appropriate.

BENEFICIARY. You name the Beneficiary. You may name a Beneficiary in the application. You may change the Beneficiary or add additional Beneficiaries at any time before the Annuity Date. We will provide a form to be signed and filed with us.

Your changes in Beneficiary take effect when we receive them, effective as of the date you signed the form. Until we receive your change instructions, we are entitled to rely on your most recent instructions in our files. We are not liable for making a payment to a Beneficiary shown in our files or treating that person in any other respect as the Beneficiary. Accordingly, if you wish to change your beneficiary, you should deliver your instructions to us promptly.

If you did not name a Beneficiary or if the named Beneficiary is no longer living, the Beneficiary will be:

-  your spouse if he or she is still alive; or, if he or she is no longer alive,

-  your surviving children equally; or if you have no surviving children,

-  your estate.

If you name more than one Beneficiary, we will divide the Death Benefit among your Beneficiaries according to your most recent written instructions. If you have not given us written instructions, we will pay the Death Benefit in equal shares to the Beneficiaries. If one of the Beneficiaries dies before you, we will divide the Death Benefit among the surviving Beneficiaries.

Different  rules may apply to  Contracts  issued in  connection  with  Qualified
Plans.

CONTRACT LOANS FOR 401(a), 401(k), AND 403(b) CONTRACTS. Subject to the restrictions described below, we will make loans to the Owner of a Contract used in connection with a Tax Sheltered Annuity Plan ("TSA Plan") under Section 403(b) of the Tax Code, or an Owner of a Contract purchased by a pension, profit-sharing, or other similar plan qualified under Section 401(a) of the Tax Code (a "401 Plan"), including a Section 401(k) plan, where a plan trustee is the Owner. Loans are not available under Non-Qualified Contracts. We will only make loans after the free look period and before annuitization. All loans are subject to the terms of the Contract, the relevant Plan, and the Tax Code, which impose restrictions on loans.

We will not make a loan to you if the total of the requested loan and your unpaid outstanding loans will be greater than the Surrender Value of your Contract on the date of the loan. In addition, we will not make a loan to you if the total of the requested loan and all of the plan participant's Contract loans under TSA plans and 401 plans is more than the lesser of (a) or (b) where:

(a) equals $50,000 minus the excess of the highest outstanding loan balance during the prior 12 months over the current outstanding loan balance; and

(b)  equals the greater of $10,000 or 1/2 of the Surrender Value.

The minimum loan amount is $1,000.

To request a Contract loan, write to us at the address given on the first page of the prospectus. You alone are responsible for ensuring that your loan and repayments comply with tax requirements. Loans made before the Annuity Date are generally treated as distributions under the Contract, and may be subject to withholding and tax penalties for early distributions. Some of these requirements are stated in Section 72 of the Tax Code and Title 1 of ERISA. Please seek advice from your plan administrator or tax advisor.

When we make a loan, we will transfer an amount equal to the loan amount from the Separate Account and/or the Fixed Account to the Loan Account as collateral for the loan. You may select from which account(s) to transfer the loan value. However, we will not transfer amounts from the Fixed Account in an amount greater than the total amount of the loan multiplied by the ratio of the value of the Fixed Account to the Contract Value immediately before the loan. If you do not give us instructions, we will first transfer to the Loan Account amounts from the Separate Account in proportion to the assets in each Subaccount. If your loan amount is greater than your Contract Value in the Subaccounts, we will transfer the remaining required collateral from the Fixed Account.

We will not charge a Withdrawal Charge on the loan or on the transfer from the Subaccounts or the Fixed Account. We may, however, apply a Market Value Adjustment to a transfer from the Fixed Account to the Loan Account. If we do, we will increase or decrease the amount remaining in the Fixed Account by the amount of the Market Value Adjustment, so that the net amount transferred to the Loan Account will equal the desired loan amount.

We will credit interest to the amounts in the Loan Account. The annual interest rate credited to the Loan Account will be the greater of: (a) 3%; or (b) the loan interest rate minus 2.25%. The value of the amounts in the Loan Account are not affected by the changes in the value of the Subaccounts.

When you take out a loan, we will set the loan interest rate. That rate will apply to your loan until it is repaid. From time to time, we may change the loan interest rate applicable to new loans. We also reserve the right to change the terms of new loans.

We will subtract the outstanding Contract loan balance, including accrued but unpaid interest, from:

(1) the Death Benefit;

(2) surrender proceeds;

(3) the amount available for partial withdrawal; and

(4) the amount applied on the Annuity Date to provide annuity payments.

Usually you must repay a Contract loan within five years of the date the loan is made. Scheduled payments must be level, amortized over the repayment period, and made at least quarterly. We may permit a repayment period of 15 or 30 years if the loan proceeds are used to acquire your principal residence. We may also permit other repayment periods.

You must mark your loan repayments as such. We will assume that any payment received from you is a Purchase Payment, unless you tell us otherwise.

If you do not make a loan payment when due, we will continue to charge interest on your loan. We also will declare the entire loan in default. We will subtract the defaulted loan balance plus accrued interest from any future distribution under the Contract and keep it in payment of your loan. Any defaulted amount plus interest will be treated as a distribution for tax purposes (as permitted by law). As a result, you may be required to pay taxes on the defaulted amount, incur the early withdrawal tax penalty, and be subject to mandatory 20% federal withholding.

If the total loan balance exceeds the Surrender Value, we will mail written notice to your last known address. The notice will state the amount needed to maintain the Contract in force. If we do not receive payment of this amount within 31 days after we mail this notice, we will terminate your Contract.

We may defer making any loan for 6 months after you ask us for a loan, unless the loan is to pay a premium to us.

WITHDRAWALS (REDEMPTIONS). Except as explained below, you may redeem a Contract for all or a portion of its Contract Value before the Annuity Date. We may impose a Withdrawal Charge, which would reduce the amount paid to you upon redemption. The Withdrawal Charges are described on page 30 below. Withdrawals from the Fixed Account may be increased or decreased by a Market Value Adjustment, as described in "Market Value Adjustment" on page 21 above.

In general, you must withdraw at least $50 at a time. You may also withdraw a lesser amount if you are withdrawing your entire interest in a Subaccount. If your request for a partial withdrawal would reduce the Contract Value to less than $500, we may treat it as a request for a withdrawal of your entire Contract Value, as described in "Minimum Contract Value" on page 29. Your Contract will terminate if you withdraw all of your Contract Value.

We may be required to withhold 20% of withdrawals and distributions from Contracts issued in connection with certain Qualified Plans, as described on page 34 below. Withdrawals also may be subject to a 10% penalty tax, as described on page 33 below.

To make a withdrawal, you must send us a written withdrawal request or systematic withdrawal program enrollment form. You may obtain the required forms from us at the address and phone number given on the first page of this prospectus. We will not honor your request unless the required form includes your Tax I.D. Number (E.G., Social Security Number) and provides instructions regarding withholding of income taxes.

For partial withdrawals, you may allocate the amount among the Subaccounts and the Fixed Account. If we do not receive allocation instructions from you, we usually will allocate the partial withdrawal proportionately among the Subaccounts and the Fixed Account based upon the balance of the Subaccounts and the Fixed Account. You may not make a partial withdrawal from the Fixed Account in an amount greater than the total amount of the partial withdrawal multiplied by the ratio of the value of the Fixed Account to the Contract Value immediately before the partial withdrawal.

If you request a total withdrawal, you must send us your Contract. The Surrender Value will equal the Contract Value minus any applicable Withdrawal Charge and adjusted by any applicable Market Value Adjustment. We also will deduct a contract maintenance charge of $35, unless we have waived the contract maintenance charge on your Contract as described on page 29 below. We determine the Surrender Value based on the Contract Value next computed after we receive a properly completed surrender request. We will usually pay the Surrender Value within seven days after the day we receive a completed request form. However, we may suspend the right of withdrawal from the Separate Account or delay payment for withdrawals for more than seven days in the following circumstances:

(1) whenever the New York Stock Exchange ("NYSE") is closed (other than customary weekend and holiday closings);

(2) when trading on the NYSE is restricted or an emergency exists, as determined by the SEC, so that disposal of the Separate Account's investments or determination of Accumulation Unit Values is not reasonably practicable; or

(3)  at any other time permitted by the SEC for your protection.

In addition, we may delay payment of the Surrender Value in the Fixed Account for up to 6 months or a shorter period if required by law. If we delay payment from the Fixed Account for more than 30 days, we will pay interest as required by applicable law.

You may withdraw amounts attributable to contributions made pursuant to a salary reduction agreement (in accordance with Section 403(b)(11) of the Tax Code) only in the following circumstances:

(1) when you attain age 59 1/2;

(2) when you terminate your employment with the plan sponsor;

(3) upon your death;

(4) upon your disability as defined in Section 72(m)(7) of the Tax Code; or

(5) in the case of hardship.

If you seek a hardship withdrawal, you may only withdraw amounts attributable to your Purchase Payments; you may not withdraw any earnings. These limitations on withdrawals apply to:

(1) salary reduction contributions made after December 31, 1988;

(2) income attributable to such contributions; and

(3) income attributable to amounts held as of December 31, 1988.

The limitations on withdrawals do not affect transfers between certain Qualified Plans. Additional restrictions and limitations may apply to distributions from any Qualified Plan. Tax penalties may also apply. You should seek tax advice regarding any withdrawals or distributions from Qualified Plans.

SUBSTANTIALLY EQUAL PERIODIC PAYMENTS. In general, earnings on annuities are taxable as ordinary income upon withdrawal. As described on page 33 below, a 10% tax penalty is imposed on certain "premature" payments under annuity contracts. The tax penalty applies to any payment received before age 59 1/2, to the extent it is includable in income and is not subject to an exception. The Tax Reform Act of 1986 clarified an exception to this tax penalty. This exception is known as "substantially equal periodic payments."

Generally, under this exception you may take "substantially equal periodic payments" before age 59 1/2 without incurring the tax penalty. These "payments" are withdrawals, as opposed to an annuitization of the Contract. Accordingly, you may need to pay a Withdrawal Charge, and withdrawals from the Fixed Account may be subject to a Market Value Adjustment.

To  qualify  for  this   exception,   the  payments   must  meet  the  following
requirements:

1)   The payments must continue to the later of age 59 1/2 or for five years.

2) Payments must be established under one of the approved methods detailed by the IRS in IRS Notice 89-25.

3) You must have separated from service, if you purchased your Contract under a qualified retirement plan or tax sheltered annuity.

If you modify the payment stream in any way, except for reason of death or disability, you will loose the exception. Modification includes changing the amount or timing of the payments, or making additional Purchase Payments. Any subsequent periodic payment will be subject to the penalty tax, unless it qualifies for a different exception. In addition, in the year of the modification, you will be required to pay the penalty tax (plus interest) that you would have been required to pay on the earlier payments if this exception had not applied.

SYSTEMATIC WITHDRAWAL PROGRAM. If your Contract was issued in connection with a Non-Qualified Plan or IRA, you may participate in our Systematic Withdrawal Program. You must complete an enrollment form and send it to us. You must complete the withholding election section of the enrollment form before the systematic withdrawals will begin. You may choose withdrawal payments of a flat dollar amount, earnings, or a percentage of Purchase Payments. You may choose to receive systematic withdrawal payments on a monthly, quarterly, semi-annual, or annual basis. Systematic withdrawals will be deducted from your Subaccount and Fixed Account balances, excluding the Dollar Cost Averaging Fixed Account, on a pro rata basis.

Depending on fluctuations in the net asset value of the Subaccounts and the value of the Fixed Account, systematic withdrawals may reduce or even exhaust the Contract Value. The minimum amount of each systematic withdrawal is $50.

We will make systematic withdrawal payments to you or your designated payee. We may modify or suspend the Systematic Withdrawal Program and charge a processing fee for the service. If we modify or suspend the Systematic Withdrawal Program, existing systematic withdrawal payments will not be affected.

ERISA PLANS. A married participant may need spousal consent to receive a distribution from a Contract issued in connection with a Qualified Plan or a Non-Qualified Plan covered by to Title 1 of ERISA. You should consult an adviser.

MINIMUM CONTRACT VALUE. If as a result of withdrawals your Contract Value would be less than $500 and you have not made any Purchase Payments during the previous three full calendar years, we may terminate your Contract and distribute its Surrender Value to you. Before we do this, we will give you 60 days notice. We will not terminate your Contract on this ground if the Contract Value has fallen below $500 due to either a decline in Accumulation Unit Value or the imposition of fees and charges. In addition, in some states we are not permitted to terminate Contracts on this ground. Different rules may apply to Contracts issued in connection with Qualified Plans.

CONTRACT CHARGES

We assess charges under the Contract in three ways:

(1) as deductions from Contract Value for contract maintenance charges and for premium taxes, if applicable;

(2) as charges against the assets of the Separate Account for administrative expenses or for the assumption of mortality and expense risks; and

(3) as Withdrawal Charges (contingent deferred sales charges) subtracted from withdrawal and surrender payments.

In addition, certain deductions are made from the assets of the Portfolios for investment management fees and expenses. Those fees and expenses are summarized in the Fee Tables on pages 6-7, and described more fully in the Prospectuses and Statements of Additional Information for the Portfolios.

MORTALITY AND EXPENSE RISK CHARGE. We deduct a mortality and expense risk charge from each Subaccount during each Valuation Period. The mortality and expense risk charge is equal, on an annual basis, to 1.30% of the average net asset value of each Subaccount. The mortality risks arise from our contractual obligations:

(1) to make annuity payments after the Annuity Date for the life of the Annuitant(s);

(2)  to waive the Withdrawal Charge upon your death; and

(3) to provide the Death Benefit prior to the Annuity Date. A detailed explanation of the Death Benefit may be found beginning on page 24 above.

The expense risk is that it may cost us more to administer the Contracts and the Separate Account than we receive from the contract maintenance charge and the administrative expense charge. We guarantee the mortality and expense risk charge and we cannot increase it. We assess the mortality and expense risk charge during both the Accumulation Period and the Annuity Period.

If you select the Enhanced Death Benefit Rider, your mortality and expense risk charge will be 1.50% of average net asset value of each Subaccount. We charge a higher mortality and expense risk charge for the Rider to compensate us for the additional risk that we accept by providing the Rider. We will calculate a separate Accumulation Unit Value for the base Contract, and for Contracts with the Rider, in order to reflect the difference in the mortality and expense risk charges.

ADMINISTRATIVE CHARGES.

CONTRACT MAINTENANCE CHARGE. We charge an annual contract maintenance charge of $35 on your Contract. The amount of this charge is guaranteed not to increase. This charge reimburses us for our expenses incurred in maintaining your Contract.

Before the Annuity Date, we assess the contract maintenance charge on each Contract Anniversary. To obtain payment of this charge, on a pro rata basis we will allocate this charge among the Subaccounts and the Fixed Account to which you have allocated your Contract Value, and redeem Accumulation Units and reduce your interest in the Fixed Account accordingly. We will waive this charge if you pay more than $50,000 in Purchase Payments or if you allocate all of your Contract Value to the Fixed Account. If you surrender your Contract, we will deduct the full $35 charge as of the date of surrender, unless your Contract qualifies for a waiver.

After the Annuity Date, we will subtract this charge in equal parts from each of your annuity payments. We will waive this charge if on the Annuity Date your Contract Value is $50,000 or more or if all of your annuity payments are Fixed Annuity payments.

ADMINISTRATIVE EXPENSE CHARGE. We deduct an administrative expense charge from each Subaccount during each Valuation Period. This charge is equal, on an annual basis, to 0.10% of the average net asset value of the Subaccounts. This charge is designed to compensate us for the cost of administering the Contracts and the Separate Account. The administrative expense charge is assessed during both the Accumulation Period and the Annuity Period.

TRANSFER FEE. We currently are waiving the transfer fee. The Contract, however, permits us to charge a transfer fee of $10 on the second and each subsequent transaction in each calendar month in which transfer(s) are effected between Subaccount(s) and/or the Fixed Account. We will notify you if we begin to charge this fee. We will not charge a transfer fee on transfers that are part of a Dollar Cost Averaging or Portfolio Rebalancing program.

The transfer fee will be deducted from Contract Value that remains in the Subaccount(s) or Fixed Account from which the transfer was made. If that amount is insufficient to pay the transfer fee, we will deduct the fee from the transferred amount.

SALES CHARGES.

WITHDRAWAL CHARGE. We may charge a Withdrawal Charge, which is a contingent deferred sales charge, upon certain withdrawals.

As a general rule, the Withdrawal Charge equals a percentage of Purchase Payments withdrawn that are: (a) less than eight years old; and (b) not eligible for a free withdrawal. The applicable percentage depends on how many years ago you made the Purchase Payment being withdrawn, as shown in this chart:

             CONTRIBUTION                WITHDRAWAL CHARGE
                 YEAR                        PERCENTAGE
---------------------------------------  ------------------
First..................................          8%
Second and Third.......................          7%
Fourth and Fifth.......................          6%
Sixth..................................          5%
Seventh................................          4%
Eighth.................................          3%
Ninth and later........................          0%

When we calculate the Withdrawal Charge, we do not take any applicable Market Value Adjustment into consideration.

We subtract the Withdrawal Charge from the Contract Value remaining after your withdrawal. As a result, the decrease in your Contract Value will be greater than the withdrawal amount requested and paid.

For purposes of determining the Withdrawal Charge, the Contract Value is deemed to be withdrawn in the following order:

FIRST.  Earnings -- the current Contract Value minus all Purchase  Payments that
have  not  previously  been  withdrawn;   Credit  Enhancements  are  treated  as
"earnings" for this purpose;

SECOND. "Old Purchase Payments" -- Purchase Payments received by us more than eight years before the date of withdrawal that have not been previously withdrawn;

THIRD. Any additional amounts available as a "Free Withdrawal," as described below;

FOURTH. "New Purchase Payments" -- Purchase Payments received by us less than eight years before the date of withdrawal. These Payments are deemed to be withdrawn on a first-in, first-out basis.

No Withdrawal Charge is applied in the following situations:

-    on annuitization;

-    the payment of a death benefit;

-    a free withdrawal amount, as described on page 48 below;

- certain withdrawals for Contracts issued under 403(b) plans or 401 plans under our prototype as described on page 49 below;

-    withdrawals taken to satisfy IRS minimum distribution rules;

- withdrawals that qualify for one of the waiver benefits described on page 30 below; and


- withdrawals under Contracts issued to employees of Lincoln Benefit Life Company or its affiliate, Surety Life Insurance Company, or to their spouses or minor children if these individuals reside in the State of Nebraska.


We will never waive or eliminate a Withdrawal Charge where such waiver or elimination would be unfairly discriminatory to any person or where it is prohibited by state law.

We use the amounts obtained from the Withdrawal Charge to pay sales commissions and other promotional or distribution expenses associated with marketing the Contracts. To the extent that the Withdrawal Charge does not cover all sales commissions and other promotional or distribution expenses, we may use any of our corporate assets, including potential profit which may arise from the mortality and expense risk charge or any other charges or fee described above, to make up any difference.

Withdrawals may also be subject to tax penalties or income tax. The amount of your withdrawal may be affected by a Market Value Adjustment. Additional restrictions may apply to Contracts held in Qualified Plans. We outline the tax requirements applicable to withdrawals on page 32 below. You should consult your own tax counsel or other tax advisers regarding any withdrawals.

FREE WITHDRAWAL. Withdrawals of the following amounts are never subject to the Withdrawal Charge:

- In any Contract Year, the greater of: (a) earnings that have not previously been withdrawn; or (b) 15 percent of New Purchase Payments; and

-    Any Old Purchase Payments that have not been previously withdrawn.

Credit Enhancements are treated as earnings for purposes of determining the free withdrawal amount. However, even if you do not owe a Withdrawal Charge on a particular withdrawal, you may still owe taxes or penalty taxes, or be subject to a Market Value Adjustment. The tax treatment of withdrawals is summarized on pages 32 below.

WAIVER BENEFITS

GENERAL. If approved in your state, we will offer the two waiver benefits described below. In general, if you qualify for one of these benefits, we will permit you to make one or more partial or full withdrawals without paying any otherwise applicable Withdrawal Charge or Market Value Adjustment. While we have summarized those benefits here, you should consult your Contract for the precise terms of the waiver benefits.

Some Qualified Plans may not permit you to utilize these benefits. Also, even if you do not need to pay our Withdrawal Charge because of these benefits, you still may be required to pay taxes or tax penalties on the amount withdrawn. You should consult your tax adviser to determine the effect of a withdrawal on your taxes.

CONFINEMENT WAIVER BENEFIT. Under this benefit, we will waive the Withdrawal Charge and Market Value Adjustment on all withdrawals under your Contract if the following conditions are satisfied:

(1) Any Contract owner or the Annuitant, if the Contract is owned by a company or other legal entity, is confined to a long term care facility or a hospital for at least 90 consecutive days. The insured must enter the long term care facility or hospital at least 30 days after the Issue Date;

(2) You request the withdrawal no later than 90 days following the end of the Insured's stay at the long term care facility or hospital. You must provide written proof of the stay with your withdrawal request; and

(3) A physician must have prescribed the stay and the stay must be medically necessary.

You may not claim this benefit if the physician prescribing the insured's stay in a long term care facility is the insured or a member of the insured's immediate family.

TERMINAL ILLNESS WAIVER BENEFIT. Under this benefit, we will waive any Withdrawal Charge and Market Value Adjustment on all withdrawals under your Contract if, at least 30 days after the Issue Date, you or the Annuitant are diagnosed with a terminal illness. We may require confirmation of the diagnosis as provided in the Contract.

WAIVER OF WITHDRAWAL CHARGE FOR CERTAIN QUALIFIED PLAN WITHDRAWALS. For Contracts issued under a Section 403(b) plan or a Section 401 plan under our prototype, we will waive the Withdrawal Charge when:

(1) the Annuitant becomes disabled (as defined in Section 72(m)(7)) of the Tax Code;

(2) the Annuitant reaches age 59 1/2 and at least 5 Contract Years have passed since the Contract was issued;

(3)  at least 15 Contract Years have passed since the Contract was issued.

Our prototype is a Section 401 Defined Contribution Qualified Retirement plan. This plan may be established as a Money Purchase plan, a Profit Sharing plan, or a paired plan (Money Purchase and Profit Sharing). For more information about our prototype plan, call us at 1-800-525-9287.

PREMIUM TAXES. We will charge premium taxes or other state or local taxes against the Contract Value, including Contract Value that results from amounts transferred from existing policies (Section 1035 exchange) issued by us or other insurance companies. Some states assess premium taxes when Purchase Payments are made; others assess premium taxes when annuity payments begin. We will deduct any applicable premium taxes upon full surrender, death, or annuitization. Premium taxes generally range from 0% to 3.5%.

DEDUCTION FOR SEPARATE ACCOUNT INCOME TAXES. We are not currently maintaining a provision for taxes. In the future, however, we may establish a provision for taxes if we determine, in our sole discretion, that we will incur a tax as a result of the operation of the Separate Account. We will deduct for any taxes we incur as a result of the operation of the Separate Account, whether or not we previously made a provision for taxes and whether or not it was sufficient. Our status under the Tax Code is briefly described in the Statement of Additional Information.

OTHER EXPENSES. You indirectly bear the charges and expenses of the Portfolios whose shares are held by the Subaccounts to which you allocate your Contract Value. For a summary of current estimates of those charges and expenses, see pages 6 and 7 above. For more detailed information about those charges and expenses, please refer to the prospectuses for the appropriate Portfolios. We may receive compensation from the investment advisers or administrators of the Portfolios in connection with administrative service and cost savings experienced by the investment advisers or administrators.

                               FEDERAL TAX MATTERS

INTRODUCTION

THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE. ONLY FEDERAL INCOME TAX ISSUES ARE ADDRESSED. LINCOLN BENEFIT MAKES NO GUARANTEE REGARDING THE TAX TREATMENT OF ANY CONTRACT OR TRANSACTION INVOLVING A CONTRACT. Federal, state, local and other tax consequences of ownership or receipt of distributions under an annuity contract depend on your individual circumstances. If you are concerned about any tax consequences of your individual circumstances, you should consult a competent tax adviser.

TAXATION OF ANNUITIES IN GENERAL

TAX DEFERRAL. Generally, you are not taxed on increases in the Contract Value until a distribution occurs. This rule applies only where:

(1)  the owner is a natural person,

(2) the investments of the Separate Account are "adequately diversified" according to Treasury Department regulations, and

(3) Lincoln Benefit is considered the owner of the Separate Account assets for federal income tax purposes.

Non-natural Owners. As a general rule, annuity contracts owned by non-natural persons such as corporations, trusts, or other entities are not treated as annuity contracts for federal income tax purposes. Any increase in the value of such contracts is taxed as ordinary income received or accrued by the owner during the taxable year. Please see the Statement of Additional Information for a discussion of several exceptions to the general rule for contracts owned by non-natural persons.

Diversification Requirements. For a contract to be treated as an annuity for federal income tax purposes, the investments in the Separate Account must be "adequately diversified" consistent with standards under Treasury Department regulations. If the investments in the Separate Account are not adequately diversified, the Contract will not be treated as an annuity contract for federal income tax purposes. As a result, the income on the Contract will be taxed as ordinary income received or accrued by the owner during the taxable year. Although Lincoln Benefit does not have control over the Portfolios or their investments, we expect the Portfolios to meet the diversification requirements.

Ownership Treatment. The IRS has stated that you will be considered the owner of Separate Account assets if you possess incidents of ownership in those assets, such as the ability to exercise investment control over the assets. At the time the diversification regulations were issued, the Treasury Department announced that the regulations do not provide guidance concerning circumstances in which investor control of the Separate Account investments may cause an investor to be treated as the owner of the Separate Account. The Treasury Department also stated that future guidance would be issued regarding the extent that owners could direct sub-account investments without being treated as owners of the underlying assets of the Separate Account.

Your rights under this contract are different than those described by the IRS in rulings in which it found that contract owners were not owners of Separate
Account assets. For example, you have the choice to allocate premiums and contract values among more investment options. Also, you may be able to transfer among investment options more frequently than in such rulings. These differences could result in you being treated as the owner of the Separate Account. If this occurs, income and gain from the Separate Account assets would be includible in your gross income. Lincoln Benefit does not know what standards will be set forth in any regulations or rulings which the Treasury Department may issue. It is possible that future standards announced by the Treasury Department could adversely affect the tax treatment of your contract. We reserve the right to modify the Contract as necessary to attempt to prevent you from being considered the federal tax owner of the assets of the Separate Account. However, we make no guarantee that such modification to the Contract will be successful.

Taxation of Partial and Full Withdrawals. If you make a partial withdrawal under a non-qualified Contract, amounts received are taxable to the extent the Contract Value, without regard to surrender charges, exceeds the investment in the Contract. The investment in the Contract is the gross premium paid for the Contract minus any amounts previously received from the Contract if such amounts were properly excluded from your gross income. Credit Enhancements provided under a Contract are not treated as Purchase Payments and therefore do not increase your investment in the Contract. If you make a partial withdrawal under a qualified Contract, the portion of the payment that bears the same ratio to the total payment that the investment in the contract (i.e., nondeductible IRA contributions, after tax contributions to qualified plans) bears to the contract value, is excluded from your income. You should contact a competent tax advisor with respect to the potential tax consequences of a Market Value Adjustment, as no definitive guidance exists on the proper tax treatment of Market Value Adjustments. If you make a full withdrawal under a non-qualified Contract or a qualified Contract, the amount received will be taxable only to the extent it exceeds the investment in the contract.

"Nonqualified distributions" from Roth IRAs are treated as made from contributions first and are included in gross income only to the extent that distributions exceed contributions. "Qualified distributions" from Roth IRAs are not included in gross income. "Qualified distributions" are any distributions made more than five taxable years after the taxable year of the first contribution to any Roth IRA and which are:

- made on or after the date the individual attains age 59 1/2, - made to a beneficiary after the owner's death, - attributable to the owner being disabled, or

- for a first time home purchase (first time home purchases are subject to a lifetime limit of $10,000).

If you transfer a nonqualified Contract without full and adequate consideration to a person other than your spouse (or to a former spouse incident to a divorce), you will be taxed on the difference between the Contract value and the investment in the Contract at the time of transfer. Except for certain qualified contracts, any amount you receive as a loan under a Contract, and any assignment or pledge (or agreement to assign or pledge) of the Contract Value is treated as a withdrawal of such amount or portion.

Taxation of Annuity Payments. Generally, the rule for income taxation of annuity payments received from a nonqualified Contract provides for the return of your investment in the Contract in equal tax-free amounts over the payment period. The balance of each payment received is taxable. For fixed annuity payments, the amount excluded from income is determined by multiplying the payment by the ratio of the investment in the Contract (adjusted for any refund feature or period certain) to the total expected value of annuity payments for the term of the Contract. If you elect variable annuity payments, the amount excluded from taxable income is determined by dividing the investment in the Contract by the total number of expected payments. The annuity payments will be fully taxable after the total amount of the investment in the Contract is excluded using these ratios. If you die, and annuity payments cease before the total amount of the investment in the contract is recovered, the unrecovered amount will be allowed as a deduction for your last taxable year.

Taxation of Annuity Death Benefits. Death of an owner, or death of the annuitant if the Contract is owned by a non-natural person, will cause a distribution of Death Benefits from a Contract. Generally, such amounts are included in income as follows:

(1) if distributed in a lump sum, the amounts are taxed in the same manner as a full withdrawal, or

(2) if distributed under an annuity option, the amounts are taxed in the same manner as an annuity payment. Unlike some other assets, a holder's basis for an annuity is not increased or decreased to the fair market value of the Contract on the date of death. Please see the Statement of Additional Information for more detail on distribution at death requirements.

Penalty Tax on Premature Distributions. A 10% penalty tax applies to the taxable amount of any premature distribution from a nonqualified Contract. The penalty tax generally applies to any distribution made prior to the date you attain age 59 1/2. However, no penalty tax is incurred on distributions:

(1)  made on or after the date the owner attains age 59 1/2;

(2)  made as a result of the owner's death or disability;

(3) made in substantially equal periodic payments over the owner's life or life expectancy,

(4)  made under an immediate annuity; or

(5)  attributable to investment in the contract before August 14, 1982.

You should consult a competent tax advisor to determine if any other exceptions to the penalty apply to your situation. Similar exceptions may apply to distributions from qualified Contracts.

Aggregation of Annuity Contracts. All non-qualified deferred annuity contracts issued by Lincoln Benefit (or its affiliates) to the same owner during any calendar year will be aggregated and treated as one annuity contract for purposes of determining the taxable amount of a distribution.

Tax Qualified Contracts

Contracts may be used as investments with certain Qualified Plans such as:

- Individual Retirement Annuities or Accounts (IRAs) under Section 408 of the Code;

-    Roth IRAs under Section 408A of the Code;

-    Simplified Employee Pension Plans under Section 408(k) of the Code;

- Savings Incentive Match Plans for Employees (SIMPLE) Plans under Section 408(p) of the Code;

-    Tax Sheltered Annuities under Section 403(b) of the Code;

-    Corporate and Self Employed Pension and Profit Sharing Plans; and

-    State  and  Local   Government   and   Tax-Exempt   Organization   Deferred
     Compensation Plans.

In the case of certain Qualified Plans, the terms of the plans may govern the right to benefits, regardless of the terms of the Contract.

Restrictions Under Section 403(b) Plans. Section 403(b) of the Tax Code provides tax-deferred retirement savings plans for employees of certain non-profit and educational organizations. Under Section 403(b), any Contract used for a 403(b) plan must provide that distributions attributable to salary reduction contributions made after 12/31/88, and all earnings on salary reduction contributions, may be made only on or after the date the employee:

-    attains age 59 1/2,

-    separates from service,

-    dies,

-    becomes disabled, or

- on account of hardship (earnings on salary reduction contributions may not be distributed on the account of hardship).

These limitations do not apply to withdrawals where Lincoln Benefit is directed to transfer some or all of the Contract Value to another '403(b) plan.

Income Tax Withholding

Lincoln Benefit is required to withhold federal income tax at a rate of 20% on all "eligible rollover distributions" unless you elect to make a "direct rollover" of such amounts to another qualified plan or IRA. Eligible rollover distributions generally include all distributions from qualified Contracts, excluding IRAs, with the exception of:

(1)  required minimum distributions, or

(2) a series of substantially equal periodic payments made over a period of at least 10 years, or,

(3)  over the life (joint lives) of the participant (and beneficiary).

Lincoln Benefit may be required to withhold federal and state income taxes on any distributions from either non-qualified or qualified Contracts that are not eligible rollover distributions unless you notify us of your election to not have taxes withheld.

DESCRIPTION OF LINCOLN BENEFIT LIFE
COMPANY AND THE SEPARATE ACCOUNT

LINCOLN BENEFIT LIFE COMPANY. Lincoln Benefit Life Company is a stock life insurance company organized under the laws of the state of Nebraska in 1938. Our legal domicile and principal business address is 206 South 13th Street, Lincoln, Nebraska. Lincoln Benefit is a wholly owned subsidiary of Allstate Life
Insurance Company ("Allstate Life" or "ALIC"), a stock life insurance company incorporated under the laws of the State of Illinois. Allstate Life is a wholly owned subsidiary of Allstate Insurance Company ("AIC"), a stock property-liability insurance company incorporated under the laws of Illinois. All outstanding capital stock of Allstate is owned by The Allstate Corporation ("Allstate").

We are authorized to conduct life insurance and annuity business in the District of Columbia, Guam, U.S. Virgin Islands and all states except New York. We intend to market the Contract everywhere we conduct variable annuity business. The Contracts offered by this prospectus are issued by us and will be funded in the Separate Account and/or the Fixed Account.

Under our reinsurance agreements with Allstate Life, substantially all contract related transactions are transferred to Allstate Life. Through our reinsurance agreements with Allstate Life, substantially all of the assets backing our reinsured liabilities are owned by Allstate Life. These assets represent our general account and are invested and managed by Allstate Life. Accordingly, the results of operations with respect to applications received and contracts issued by Lincoln Benefit are not reflected in our consolidated financial statements. The amounts reflected in our consolidated financial statements relate only to the investment of those assets of Lincoln Benefit that are not transferred to Allstate Life under the reinsurance agreements. While the reinsurance agreements provide us with financial backing from Allstate Life, it does not create a direct contractual relationship between Allstate Life and you.

Under the Company's reinsurance agreements with ALIC, the Company reinsures all reserve liabilities with ALIC except for variable contracts. The Company's variable contract assets and liabilities are held in legally-segregated, unitized Separate Accounts and are retained by the Company. However, the transactions related to such variable contracts such as premiums, expenses and benefits are transferred to ALIC.

Lincoln Benefit is highly rated by independent agencies, including A.M. Best, Moody's, and Standard & Poor's. These ratings are based on our reinsurance agreements with Allstate Life, and reflect financial soundness and strong operating performance. The ratings are not intended to reflect the financial strength or investment experience of the Separate Account. We may from time to time advertise these ratings in our sales literature.

CONSOLIDATED FINANCIAL STATEMENTS OF LINCOLN BENEFIT. The Company's consolidated financial statements and notes thereto are included in this Prospectus beginning on page F-1. You should consider those consolidated financial statements only as bearing on Lincoln Benefit's ability to meet its obligations under the Policy. They do not relate to the investment performance of the assets held in the Separate Account. The financial statements for the Separate Account are set forth in the Statement of Additional Information.


SELECTED FINANCIAL DATA. The following selected financial data for the Company should be read in conjunction with the consolidated financial statements and notes thereto included in the prospectus beginning on page F-1.

                          LINCOLN BENEFIT LIFE COMPANY
                            SELECTED FINANCIAL DATA
                                 (IN THOUSANDS)

YEAR-END FINANCIAL DATA    1998        1997        1996       1995       1994
-----------------------  ---------   --------   ---------   --------   -------
For the Years Ended
  December 31:
Income Before
  Income Tax Expense... $   10,374  $  10,587  $   8,603  $   7,838  $   4,641
Net Income.............      6,670      6,852      5,583      5,093      3,036
As of December 31:
Total Assets........... $8,120,008 $7,507,203 $7,108,502 $6,347,097 $5,319,707


INVESTMENTS BY LINCOLN BENEFIT. Our general account assets, like the general account assets of other insurance companies, including Allstate Life, must be invested in accordance with applicable state laws. These laws govern the nature and quality of investments that may be made by life insurance companies and the percentage of their assets that may be committed to any particular type of investment. In general, these laws permit us, within specified limits and subject to certain qualifications, to invest in federal, state, and municipal obligations, corporate bonds, preferred stocks, real estate mortgages, real estate and certain other investments. All of our general account assets are available to meet our obligations.

We will primarily invest our general account assets in investment-grade fixed income securities including the following:

Securities   issued  by  the  United  States   Government  or  its  agencies  or
instrumentalities, which may or may not be guaranteed by the United States Government;

Debt instruments, including issues of or guaranteed by banks or bank holding companies, and of corporations, which our management deems to have qualities appropriate for inclusion in our general account;

Commercial mortgages, mortgage-backed securities collateralized by real estate mortgage loans, or securities collateralized by other assets, that are insured or guaranteed by the Federal Home Loan Mortgage Association, the Federal National Mortgage Association or the Government National Mortgage Association, or that have an investment grade at time of purchase within the four highest grades assigned by Moody's Investors Services, Inc. (Aaa, Aa, A or Baa), Standard & Poor's Corporation (AAA, AA, A or BBB) or any other nationally recognized rating service;

Commercial paper, cash or cash equivalents, and other short-term investments having a maturity of less than one year that our management considers to have investment quality comparable to securities having the ratings stated above.

In addition, interest rate swaps, futures, options, rate caps, and other hedging instruments may be used solely for non-speculative hedging purposes. Anticipated use of these financial instruments shall be limited to protecting the value of portfolio sales or purchases, or to enhance yield through the creation of a synthetic security.

In addition, Lincoln Benefit maintains certain unitized separate accounts which invest in shares of open-end investment companies registered under the Investment company Act of 1940, as amended. The Subaccounts under this Contract are subdivisions of one of those Separate Accounts. These separate account assets do not support our obligations under the Fixed Account provisions of the Contracts.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS.

      The following discussion highlights significant factors influencing the results of operations and changes in financial position of Lincoln Benefit Life Company ("LBL") and its wholly owned subsidiary, Allstate Financial Distributors, Inc. (collectively the "Company"). It should be read in conjunction with the consolidated financial statements and related notes. To conform with the 1998 presentation, certain prior year amounts have been reclassified.

      LBL is a wholly owned subsidiary of Allstate Life Insurance Company ("ALIC"), which is wholly owned by Allstate Insurance Company ("AIC"), a wholly owned subsidiary of The Allstate Corporation ("Corporation"). The Company markets a broad line of life insurance and savings products through independent insurance agents and brokers. Life insurance includes traditional products such as whole life and term life insurance, as well as variable life, universal life and other interest-sensitive life products. Savings products include deferred annuities, such as variable annuities and fixed rate single and flexible premium annuities, and immediate annuities. The Company has identified itself as a single segment entity.

      The assets and liabilities related to flexible premium deferred variable annuity contracts and variable life policies are legally segregated and reflected as Separate Account assets and liabilities and carried at fair value in the consolidated statements of financial position. Investment income and realized gains and losses of the Separate Accounts accrue directly to the contractholders (net of fees) and, therefore, are not included in the Company's consolidated statements of operations and comprehensive income.


CONSOLIDATED RESULTS OF OPERATIONS

($ in thousands)
                                                             1998              1997            1996
                                                        --------------    ------------    ---------
Net investment income                                  $      10,240     $      10,570    $       9,519
                                                       =============     =============    =============
Realized capital gains and losses, after-tax           $          87     $          11    $           4
                                                       =============     =============    =============
Operating costs and expenses                           $           -     $           -    $         457
                                                       =============     =============    =============
Net income                                             $       6,670     $       6,852    $       5,583
                                                       =============     =============    =============
Total investments                                      $     162,659     $     148,931    $     139,499
                                                       =============     =============    =============

      The Company has reinsurance agreements under which contract and policy related transactions are transferred primarily to ALIC. The Company's consolidated results of operations include only net investment income and realized capital gains and losses earned on the assets of the Company that are not transferred under the reinsurance agreements, and income provided by the Company's broker-dealer subsidiary, Allstate Financial Distributors, Inc. Prior to December 31, 1996, the Company retained a block of paid up life insurance, which was ceded to ALIC on that date.

      Net income was $6.7 million in 1998 compared to $6.9 million in 1997, as lower net investment income was partially offset by higher realized capital gains and losses. In 1997, net income was higher than in 1996 primarily due to increased net investment income.

      Pretax net investment income decreased 3.1% to $10.2 million in 1998 primarily due to lower income from the broker-dealer. In 1997, pretax net investment income increased by $1.1 million, or 11.0%. The increased investment income was due to higher investment balances, arising from positive cash flows from operating activities and increased broker-dealer income.

      In 1997, operating costs and expenses decreased as a result of the cession of the block of paid up life insurance and the expenses on that block of business that were incurred in 1996.

     Realized capital gains, after-tax, were $87 thousand and $11 thousand in 1998 and 1997, respectively, and arose principally from pre-payments of fixed income securities.


CONSOLIDATED FINANCIAL POSITION

($ in thousands)
                                                                  1998                 1997
                                                          -----------------   -------------
Fixed income securities (1)                               $      158,984      $       147,911
Short-term investments                                             3,675                1,020
                                                          --------------      ---------------
         Total investments                                $      162,659      $       148,931
                                                          ==============      ===============
Reinsurance recoverable from ALIC                         $    6,933,084      $     6,732,755
                                                          ==============      ===============
Separate Account assets and liabilities                   $      763,416      $       447,658
                                                          ==============      ===============
Contractholder funds                                      $    6,785,070      $     6,607,130
                                                          ==============      ===============



(1) Fixed income securities are carried at fair value. Amortized cost for these securities was $149,898 and $141,553 at December 31, 1998 and 1997, respectively.

      Total investments increased to $162.7 million at December 31, 1998 from $148.9 million at December 31, 1997. The increase was primarily due to amounts invested from positive cash flows generated from operations and increases in market values of fixed income securities.

FIXED INCOME SECURITIES The Company's fixed income securities portfolio consists of publicly traded corporate bonds, mortgage-backed securities, and U.S. government bonds. The Company generally holds its fixed income securities for the long term, but has classified all these securities as available for sale to allow maximum flexibility in portfolio management. At December 31, 1998, unrealized net capital gains on the fixed income securities portfolio totaled $9.1 million compared to $6.4 million as of December 31, 1997. The increase in the unrealized gain position is primarily attributable to lower interest rates.

At December 31, 1998, all of the Company's fixed income securities portfolio were rated investment grade, which is defined by the Company as a security having a National Association of Insurance Commissioners ("NAIC") rating of 1 or 2, a Moody's rating of Aaa, Aa, A or Baa, or a comparable Company internal rating. The quality mix of the Company's fixed income securities portfolio at December 31, 1998 is presented below.

($ in thousands)

 NAIC
 ratings       Moody's equivalent description              Fair value        Percent to total

    1          Aaa/Aa/A                                    $ 146,533                92.2%
    2          Baa                                            12,451                 7.8%
                                                          -------------       --------------
                                                           $  158,984              100.0%
                                                           ===========         ============


      At  December  31,  1998  and  1997,   $51.2  million  and  $55.1  million,
respectively, of the fixed income portfolio were invested in mortgage-backed securities ("MBS"). At December 31, 1998, all of the MBS were investment grade and approximately 97% have underlying collateral guaranteed by the U.S. government entities; thus credit risk is minimal.

      MBS, however, are subject to interest rate risk as the duration and ultimate realized yield are affected by the rate of repayment of the underlying mortgages. The Company attempts to limit interest rate risk by purchasing MBS where cost does not significantly exceed par value, and with repayment protection to provide a more certain cash flow to the Company. At December 31, 1998, the amortized cost of the MBS portfolio was below par value by $2.4 million and over 23% of the MBS portfolio was invested in planned amortization class bonds. This type of MBS is purchased to provide additional protection against declining interest rates.

      The Company closely monitors its fixed income portfolio for declines in value that are other than temporary. Securities are placed on non-accrual status when they are in default or when the receipt of interest payments is in doubt.

     SHORT-TERM INVESTMENTS The Company's short-term investment portfolio was $3.7 million and $1.0 million at December 31, 1998 and 1997, respectively. The Company invests available cash balances primarily in taxable short-term securities having a final maturity date or redemption date of one year or less.

     CONTRACTHOLDER FUNDS AND REINSURANCE RECOVERABLE FROM ALIC Contractholder funds increased $177.9 million and $185.0 million at December 31, 1998 and 1997, respectively. Reinsurance recoverable from ALIC increased $200.3 million and $188.0 million at December 31, 1998 and 1997, respectively. In 1998, the increase in contractholder funds was due primarily to universal life-type policies,  as  higher  sales  and  interest  credited  to  contractholders  were partially offset by surrenders and benefits paid on universal life-type policies. Reinsurance recoverable from ALIC relates to contract benefit obligations ceded to ALIC.

     SEPARATE ACCOUNTS Separate Account assets and liabilities increased by $315.8 million, primarily attributable to sales of flexible premium deferred variable annuity and variable life contracts and favorable investment performance of the Separate Accounts investment portfolios, partially offset by variable annuity surrenders and withdrawals.

MARKET RISK

      Market risk is the risk that the Company will incur losses due to adverse changes in equity prices or interest rates. The Company's primary market risk exposure is to changes in interest rates, although the Company also has certain exposures to changes in equity prices.

     INTEREST RATE RISK Interest rate risk is the risk that the Company will incur economic losses due to adverse changes in interest rates, as the Company invests substantial funds in interest-sensitive assets.

      One way to quantify this exposure is duration. Duration measures the sensitivity of the fair value of assets to changes in interest rates. For example, if interest rates increase 1%, the fair value of an asset with a duration of 5 years is expected to decrease in value by approximately 5%. At December 31, 1998, the Company's asset duration was approximately 4.3 years, a slight decrease from the 4.6 years reported for December 31, 1997.

      To calculate duration, the Company projects asset cash flows and discounts them to a net present value basis using a risk-free market rate adjusted for credit quality, sector attributes, liquidity and other specific risks. Duration is calculated by revaluing these cash flows at an alternative level of interest rates, and determining the percentage change in fair value from the base case. The projections include assumptions (based upon historical market and Company specific experience) reflecting the impact of changing interest rates on the prepayment and/or option features of instruments, where applicable. Such assumptions relate primarily to mortgage-backed securities, collateralized mortgage obligations, and municipal and corporate obligations.

      Based upon the information and assumptions the Company uses in its duration calculation and interest rates in effect at December 31, 1998, management estimates that a 100 basis point immediate, parallel increase in interest rates ("rate shock") would decrease the net fair value of its assets identified above by approximately $6.8 million, an amount essentially unchanged from the amount reported for December 31, 1997. The selection of a 100 basis point immediate rate shock should not be construed as a prediction by the Company's management of future market events; but rather, to illustrate the potential impact of such an event.

      To the extent that actual results differ from the assumptions utilized, the Company's duration and rate shock measures could be significantly impacted. Additionally, the Company's calculation assumes that the current relationship between short-term and long-term interest rates (the term structure of interest rates) will remain constant over time. As a result, these calculations may not fully capture the impact of non-parallel changes in the term structure of interest rates and/or large changes in interest rates.

     EQUITY PRICE RISK Equity price risk is the risk that the Company will incur economic losses due to adverse changes in equity prices. At December 31, 1998 the Company had variable annuity and variable life funds with balances totaling $763.4 million. The Company earns mortality and expense fees as a percentage of fund balance. In the event of an immediate decline of 10% in the fund balances due to equity market declines, the Company would earn approximately $1.0 million less in annualized fee income which would be ceded to ALIC.

     CORPORATE OVERSIGHT In formulating and implementing policies for investing new and existing funds, AIC, as indirect parent of the Company, administers and oversees investment risk management processes primarily through three oversight bodies: the Boards of Directors and Investment Committees of its operating subsidiaries, and the Credit and Risk Management Committee ("CRMC"). The Boards of Directors and Investment Committees provide executive oversight of investment activities. The CRMC is a senior management committee consisting of the Chief Investment Officer, the Investment Risk Manager, and other investment officers who are responsible for the day-to-day management of market risk. The CRMC meets at least monthly to provide detailed oversight of investment risk, including market risk.

      AIC has investment guidelines that define the overall framework for managing market and other investment risks, including the accountabilities and controls over these activities. In addition, AIC has specific investment policies for each of its affiliates, including the Company, that delineate the investment limits and strategies that are appropriate for the Company's liquidity, surplus, product and regulatory requirements.


LIQUIDITY AND CAPITAL RESOURCES

      Under the terms of reinsurance agreements, all premiums and deposits, excluding those relating to Separate Accounts, are transferred primarily to ALIC, which maintains the investment portfolios supporting the Company's products. Payments of policyholder claims, benefits, contract maturities, contract surrenders and withdrawals and certain operating costs are also reimbursed primarily by ALIC, under the terms of the reinsurance agreements. The Company continues to have primary liability as a direct reinsurer for risks reinsured. The Company's ability to meet liquidity demands is dependent on ALIC's ability to meet those demands. ALIC's claims-paying ability was rated Aa2, AA+, and A+ by Moody's, Standard & Poor's and A.M. Best, respectively at December 31, 1998.

      The primary sources for the remainder of the Company's funds are collection of principal and interest from the investment portfolio and capital contributions from ALIC. The primary uses for the remainder of the Company's funds are to purchase investments and pay costs associated with the maintenance of the Company's investment portfolio.

      At December 31, 1998, the Moody's and Standard and Poor's financial strength ratings for the Company were Aa2 and AA+, respectively.

      The NAIC has a standard for assessing the solvency of insurance companies, which is referred to as risk-based capital ("RBC"). The requirement consists of a formula for determining each insurer's RBC and a model law specifying regulatory actions if an insurer's RBC falls below specified levels. The RBC formula for life insurance companies establishes capital requirements relating to insurance, business, asset and interest rate risks. At December 31, 1998, RBC for the Company was significantly above levels that would require regulatory actions.

YEAR 2000

      The Company is dependent upon certain services provided for it by the Corporation including computer-related systems, and systems and equipment that are not typically thought of as computer-related (referred to as "non-IT"). For this reason, the Company is reliant upon the Corporation for the establishment and maintenance of its computer-related systems and non-IT.

      The Corporation is heavily dependent upon complex computer systems for all phases of its operations, including customer service, insurance processing, underwriting, loss reserving, investments and other enterprise systems. Since many of the Corporation's older computer software programs recognize only the last two digits of the year in any date, some software may fail to operate properly in or after the year 1999, if the software is not reprogrammed, remediated, or replaced ("Year 2000"). Also, non-IT often contain embedded hardware or software that may have a Year 2000 sensitive component. The Corporation believes that many of its counterparties and suppliers also have Year 2000 issues and non-IT issues which could affect the Corporation.

      In 1995, the Corporation commenced a plan consisting of four phases which are intended to mitigate and/or prevent the adverse effects of Year 2000 issues on its systems: 1) inventory and assessment of affected systems and equipment,
2) remediation and compliance of systems and equipment through strategies that include the replacement or enhancement of existing systems, upgrades to operating systems already covered by maintenance agreements and modifications to existing systems to make them Year 2000 compliant, 3) testing of systems using clock-forward testing for both current and future dates and for dates which trigger specific processing, and 4) contingency planning which will address possible adverse scenarios and the potential financial impact to the Corporation's results of operations, liquidity or financial position.

      The Corporation believes that the first three steps of this plan, assessment, remediation and testing, including clock-forward testing which is being performed on the Corporation's systems and non-IT, are mostly complete for the Corporation's critical systems. In April 1998, the Corporation announced its main premium application system, ALERT, which manages more than 20 million auto and homeowners policies is Year 2000 compliant. The Corporation is relying on other remediation techniques for its midrange and personal computer environments, and certain mainframe applications.

      Certain investment processing systems, midrange computers and personal computer environments are planned to be remediated by the middle of 1999, and some systems and non-IT related to discontinued or non-critical functions of the Corporation are planned to be abandoned by the end of 1999.

      The Corporation is currently in the process of identifying key processes and developing contingency plans in the event that the systems supporting these key processes are not Year 2000 compliant at the end of 1999. Management believes these contingency plans should be completed by mid-1999. Until these plans are complete, management is unable to determine an estimate of the most reasonably possible worst case scenario due to issues relating to the Year 2000.

      In addition, the Corporation is actively working with its major external counterparties and suppliers to assess their compliance efforts and the Corporation's exposure to both their Year 2000 issues and non-IT issues. This assessment has included the solicitation of external counterparties and suppliers, evaluating responses received and testing third party interfaces and interactions to determine compliance. Currently, the Corporation has solicited approximately 1,500 and has received responses from approximately 75% of its counterparties and suppliers. The Corporation will continue its efforts to solicit responses on Year 2000 compliance from these parties. The majority of these responses have stated that the counterparties and suppliers believe that they will be Year 2000 compliant and that no transactions will be affected. However, some key vendors have not provided affirmative responses to date. The Corporation has also decided to test certain interfaces and interactions to gain additional assurance on third party compliance. If key vendors are unable to meet the Year 2000 requirement, the Corporation is preparing contingency plans that will allow the Corporation to continue to sell its products and to service its customers. Management believes these contingency plans should be completed by mid-1999. The Corporation currently does not have sufficient information to determine whether or not all of its external counterparties and suppliers will be Year 2000 ready.

      The Corporation is currently assessing the level of Year 2000 risk that is associated with certain personal lines policies that have been issued. To date, no changes have been made in the coverages provided by the Corporation's personal auto and homeowners lines policies to specifically exclude coverage for Year 2000 related claims. This does not mean that all losses, or any particular type of loss, that might be related to Year 2000 will be covered. Rather, all claims will continue to be evaluated on a case-by-case basis to determine whether coverage is available for a particular loss in accordance with applicable policy terms and conditions of the policy in force.

      The Corporation also has investments which have been publicly or privately placed. The Corporation may be exposed to the risk that the issuers of these investments will be adversely impacted by Year 2000 issues. The Company assesses the impact which Year 2000 issues have on the Corporation's investments as part of due diligence for proposed new investments, and in its ongoing review of all current portfolio holdings. Any recommended actions with respect to individual investments are determined by taking into account the potential impact of Year 2000 on the issuer. Contingency plans are being created for any securities held whose issuer is determined to not be Year 2000 compliant.

      The Corporation presently believes that it will resolve the Year 2000 issue in a timely manner. Year 2000 costs are expensed as incurred, therefore the majority of expenses related to this project have been incurred as of December 31, 1998. The Corporation estimates that approximately $125 million in costs will be incurred between the years of 1995 and 2000. These amounts include costs directly related to fixing Year 2000 issues, such as modifying software and hiring Year 2000 solution providers. These amounts also include costs to replace certain non-compliant systems which would not have been otherwise replaced. A portion of these costs will be incurred by the Company on a pro rata basis of usage of the computer-related systems and non-IT, as compared to the usage of all entities which share these services with the Corporation. These amounts are not expected to be material to the results of operations of the Company.


PENDING ACCOUNTING STANDARDS

      In December 1997, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position ("SOP") 97-3, "Accounting by Insurance and Other Enterprises for Insurance-related Assessments." The SOP is required to be adopted in 1999. The SOP provides guidance concerning when to recognize a liability for insurance-related assessments and how those liabilities should be measured. Specifically, insurance-related assessments should be recognized as liabilities when all of the following criteria have been met: 1) an assessment has been imposed or it is probable that an assessment will be imposed, 2) the event obligating an entity to pay an assessment has occurred and 3) the amount of the assessment can be reasonably estimated. The Company is currently evaluating the effects of this SOP on its accounting for insurance-related assessments. Certain information required for compliance is not currently available and therefore the Company is studying alternatives for estimating the accrual. In addition, industry groups are working to improve the information available. Adoption of this standard is not expected to be material to the results of operations or financial position of the Company.

FORWARD-LOOKING STATEMENTS

The statements contained in this Management's Discussion and Analysis that are not historical information are forward-looking statements that are based on management's estimates, assumptions and projections. The Private Securities Litigation Reform Act of 1995 provides a safe harbor under The Securities Act of 1933 and The Securities Exchange Act of 1934 for forward-looking statements.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS - FOR THE SIX MONTHS ENDED JUNE 30, 1999

The following discussion highlights significant factors influencing results of operations and changes in financial position of Lincoln Benefit Life Company ("LBL") and its wholly owned subsidiary, AFD, Inc. ("AFDI", formerly Allstate Financial Distributors, Inc.) (collectively the "Company"). It should be read in conjunction with the Company's consolidated financial statements and related notes for the year ended December 31, 1998.

LBL is a wholly owned subsidiary of Allstate Life Insurance Company ("ALIC"), which is wholly owned by Allstate Insurance Company ("AIC"), a wholly owned subsidiary of The Allstate Corporation (the "Corporation"). The Company markets life insurance and savings products through independent insurance agents and brokers. Life insurance includes traditional life, such as term and whole life insurance, as well as variable life and universal life products. Savings products consist of fixed annuity products, including indexed and market value adjusted annuities, as well as variable annuities. The Company has identified itself as a single segment entity.

The assets and liabilities related to flexible premium deferred variable annuity contracts and variable life policies are legally segregated and reflected as Separate Account assets and liabilities and carried at fair value in the consolidated statements of financial position. Investment income and realized gains and losses of the Separate Accounts accrue directly to the contractholders (net of fees) and, therefore, are not included in the Company's consolidated statements of operations.


Consolidated Results of Operations

($ in thousands)                                    Three Months Ended                      Six Months Ended
                                                         June 30,                               June 30,
                                             ----------------------------------     ----------------------------------
                                                  1999               1998                1999               1998
                                             ---------------     --------------     ---------------    ---------------
Net investment

   Income                                        $    2,727         $    2,619          $    5,386         $    5,179
                                                 ==========         ==========          ==========         ==========

Realized capital gains
   and losses, after-tax                         $    (267)         $                   $     (266)        $        -
                                                 ==========         ==========          ==========         ==========
                                                                             -

Net income                                       $   1,416          $    1,725          $    3,109         $    3,392
                                                 ==========         ==========          ==========         ==========

Total investments                                $ 160,351          $  156,904          $  160,351         $  156,904
                                                 ==========         ==========          ==========         ==========


The Company has reinsurance agreements under which contract and policy related transactions are transferred primarily to ALIC. The Company's consolidated results of operations include only net investment income and realized capital gains and losses earned on the assets of the Company that are not transferred under the reinsurance agreements. The results of AFDI and certain non-investment related expenses which are not transferred under the reinsurance agreements are presented in other revenues and expenses.

Net income for the second quarter of 1999 and first half of 1999 was $1.4 million and $3.1 million, respectively compared to $1.7 million and $3.4 million for the comparable periods in 1998. The decrease in net income for both periods was primarily due to realized capital losses arising from the sales of publicly-traded corporate bonds in the second quarter of 1999.

Pretax net investment income for the second quarter of 1999 increased 4.1% to $2.7 million compared to $2.6 million for the same period last year. For the first six months of 1999, pretax net investment income increased $207 thousand to $5.4 million compared to $5.2 million for the same period in 1998. For both periods higher investment balances from positive cash flows generated from operations were offset by lower investment yields and higher investment expenses. Investments at June 30, 1999, excluding Separate Accounts and unrealized gains on fixed income securities, grew 6.0% from the same period last year. Lower investment yields are due, in part, to the investment of proceeds from calls and maturities and the investment of positive cash flows from operations in the securities yielding less than the average portfolio rate. In relatively low interest rate environments, funds from called or maturing investments may be reinvested at interest rates lower than those which prevailed when the funds were previously invested, resulting in lower investment yields.


Financial Position

($ in thousands)                                                     June 30,                 December 31,
                                                                       1999                       1998
                                                                  ----------------         -------------------

Fixed income securities (1)                                          $   144,746              $      158,984

Short-term investments                                                    15,605                       3,675
                                                                      -----------               --------------
     Total investments                                               $    160,351             $       162,659
                                                                      ===========              ==============
Reinsurance recoverable from ALIC                                    $  7,162,569             $     6,938,717
                                                                      ===========              ==============
Separate Account assets and liabilities                              $  1,004,983             $       763,416
                                                                      ===========              ==============
Contracholder funds                                                  $  6,989,125             $     6,785,070
                                                                      ===========              ==============

(1) Fixed income securities are carried at fair value. Amortized cost for these securities was $143,046 and $149,898 at June 30, 1999 and December 31, 1998, respectively.

Total investments were $160.4 million at June 30, 1999 compared to $162.7 million at December 31, 1998. Positive cash flows generated from operations were more than offset by a decrease in unrealized capital gains on fixed income securities. At June 30, 1999, unrealized net capital gains on fixed income securities were $1.7 million compared to $9.1 million at December 31, 1998.

At June 30, 1999, all of the Company's fixed income securities portfolio are rated investment grade, with a National Association of Insurance Commissioners ("NAIC") rating of 1 or 2, a Moody's rating of Aaa, Aa, A or Baa, or a comparable Company internal rating.

Contractholder funds grew $204.1 million to $6.99 billion at June 30, 1999, primarily due to increased sales of indexed and market value adjusted annuity contracts and higher levels of interest credited to contractholder balances, partially offset by fixed annuity surrenders and withdrawals. Reinsurance recoverable from ALIC at June 30, 1999 was $7.16 billion versus $6.94 billion at December 31, 1998. Reinsurance recoverable from ALIC relates to contract benefit obligations ceded to ALIC.

Separate Account assets and liabilities increased $241.6 million to $1.0 billion at June 30, 1999. The increase was primarily attributable to sales of flexible premium deferred variable annuity contracts and the favorable investment performance of the Separate Account investment portfolios.

Liquidity and Capital Resources

Under the terms of reinsurance agreements, all premiums and deposits, excluding those relating to Separate Accounts, are transferred primarily to ALIC, which maintains the investment portfolios supporting the Company's products. Payments of policyholder claims, benefits, contract maturities, contract surrenders and withdrawals and certain operating costs are also reimbursed primarily by ALIC, under the terms of the reinsurance agreements. The Company continues to have primary liability as a direct insurer for risks reinsured. The Company's ability to meet liquidity demands is dependent on ALIC's ability to meet those demands. ALIC's claim-paying ability was rated Aa2, AA+ and A+ by Moody's, Standard & Poor's and A.M. Best, respectively, at June 30, 1999.

The primary sources for the remainder of the Company's funds are collections of principal and interest from the investment portfolio and capital contributions from ALIC. The primary uses for the remainder of the Company's funds are to purchase investments and pay costs associated with the maintenance of the Company's investment portfolio.

Year 2000

The Company is dependent upon certain services provided for it by the Corporation including computer-related systems, and systems and equipment not typically thought of as computer-related (referred to as "non-IT"). For this reason, the Company is reliant upon the Corporation for the establishment and maintenance of its computer-related systems and equipment and non-IT.

The Corporation is heavily dependent upon complex computer systems and equipment for all phases of its operations, including product distribution, customer service, insurance processing, underwriting, loss reserving, investments and other enterprise systems. Since many older computer software programs recognize only the last two digits of the year in any date, some software may fail to operate properly in or after the year 1999 if the software is not reprogrammed, remediated, or replaced ("Year 2000"). Also, non-IT contain embedded hardware or software that may have a Year 2000 sensitive component. The Corporation believes that many of its counterparties and suppliers also have Year 2000 issues and non-IT issues which could affect the Corporation.

In 1995, the Corporation commenced a plan consisting of four phases which are intended to mitigate and/or prevent the adverse effects of Year 2000 issues on its systems and equipment: 1) inventory and assessment of affected systems and equipment, 2) remediation and compliance of systems and equipment through strategies that include the replacement or enhancement of existing systems, upgrades to operating systems already covered by maintenance agreements and modifications to existing systems to make them Year 2000 compliant, 3) testing of systems and equipment using clock-forward testing for both current and future dates and for dates which trigger specific processing, and 4) contingency planning to address possible adverse scenarios and the potential financial impact to the Corporation's results of operations, liquidity or financial position.

The Corporation believes that the first three phases of this plan, assessment, remediation and testing, including clock-forward testing which was performed on the Corporation's systems and equipment and non-IT, are complete. It is expected that the implementation and rollout of the remediated personal computer environment will continue into fourth quarter of 1999. In addition, some systems and equipment and non-IT related to discontinued or non-critical functions of the Corporation are planned to be abandoned by the end of 1999.

The fourth phase of this plan, contingency planning, is currently in process. Detailed plans have been created in the event that the systems and equipment or major external counterparties and suppliers supporting critical processes are not Year 2000 compliant in or after the year 1999. These plans, created by each corporate function and business unit of the Corporation, identify and document the risks associated with Year 2000 and their business processes. Appropriate plans have been developed to mitigate those risks. A common inclusion in many of the plans is a description of manual processes and personnel needed in the event of a temporary Year 2000 failure. Contingency plans will be tested appropriately by the corporate function or business unit for their effective operation and for achieving their desired results. In addition, during the third quarter of 1999, the Corporation's management is reviewing all corporate function and business units' plans for accuracy and comprehensiveness. Monitoring of these plans will continue throughout the end of 1999 and beyond, as needed.

The Corporation has considered numerous risk scenarios during the contingency planning phase. Through this planning, management believes that the scenario which could be considered the worst case, includes a widespread, prolonged failure of public utility systems which would not only cause power outages for the Corporation, but also cause telecommunication, banking or external counterparty and supplier service outages. While the Corporation has assessed and will continue to assess data on the utility, telecommunication and banking industries, it acknowledges the possibility that a prolonged widespread outage in any or all of these industries could lead to a worst case scenario. However, the Corporation does not consider such prolonged widespread outages to be reasonably likely. Therefore, the Corporation has focused its most reasonably likely worst case scenario contingency planning on limited scale outages in order to ensure the ability to deal with risks of likely scenarios. Because the Corporation is prepared for outages on a localized basis as part of normal business operations, the Corporation considers the impacts of this most reasonably likely scenario to be immaterial to the Corporation's results of operations, liquidity or financial position.

The Company markets products primarily through independent agencies, which are independent of the Corporation, and have not been directly included in the Corporation-wide four phase plan, and potentially may not be Year 2000 compliant during or after the year 1999. Because the risk associated with this scenario is diffused across thousands of appointed independent agencies, located throughout the United States, using many different technologies, the impact on the Company's results of operations, liquidity or financial condition is not determinable.

In addition, the Corporation is actively working with its major external counterparties and suppliers, including public utility companies and banks and brokers involved in its distribution channel, to assess their compliance efforts and the Corporation's exposure to both their Year 2000 issues and non-IT issues. This assessment has included soliciting external counterparties and suppliers, evaluating responses received and testing third party interfaces and interactions to determine compliance. Currently the Corporation has solicited, and has received responses from, the majority of its counterparties and suppliers. These responses generally state that they believe they will be Year 2000 compliant and that no transactions will be affected. However, certain vendors are also in ongoing assessment and testing of their products whereby they are currently unable to identify all potential problems in certain products which are used by the Corporation. The Corporation believes that these vendors will make no statements regarding their Year 2000 readiness other than to publish declarations addressing specific compliance issues identified with their products. The Corporation is working with these key vendors and has procedures in place to stay aware of any compliance issues encountered by these vendors. The Corporation has also decided to test certain interfaces and interactions to gain additional assurance on third party compliance. Currently, the Corporation does not have sufficient information to determine whether all of its external counterparties and suppliers will be Year 2000 compliant. If they are not Year 2000 compliant, the Corporation is unable to determine the impact of any consequent losses on its results of operations, liquidity or financial position.

The Corporation may be exposed to the risk that the issuers of investments in its portfolio will be adversely impacted by Year 2000 issues. The Corporation assesses the impact which Year 2000 issues have on the Corporation's investments as part of due diligence for proposed new investments and in its ongoing review of all current portfolio holdings. Any recommended actions with respect to individual investments are determined by taking into account the potential impact of Year 2000 on the issuer. Based on its current review, the Corporation believes that although Year 2000 issues may temporarily affect the market or individual issuers, the potential impact of Year 2000 on its investment portfolio will not be material.

The Corporation presently believes that it will resolve the Year 2000 issue in a timely manner. Year 2000 costs are expensed as incurred. The majority of the expenses related to this project have been incurred as of June 30, 1999. The Corporation estimates that approximately $125 million in costs will be incurred between the years of 1995 and 2000. These amounts include costs directly related to fixing Year 2000 issues, such as modifying software and hiring Year 2000 solution providers, as well as costs incurred to replace certain non-compliant systems which would not have been otherwise replaced. A portion of these costs will be incurred by the Company on a pro rata basis of usage of the computer-related systems and equipment and non-IT, as compared to the usage of all entities which share these services with the Corporation. These amounts are not expected to be material to the results of operations of the Company.

Forward-Looking Statements

The statements contained in this Management's Discussion and Analysis that are not historical information are forward-looking statements that are based on management's estimates, assumptions and projections. The Private Securities Litigation Reform Act of 1995 provides a safe harbor under The Securities Act of 1933 and the Securities Exchange Act of 1934 for forward-looking statements. In order to comply with the terms of the safe harbor, the Company notes several important factors that could cause the Company's actual results and experience with respect to forward-looking statements to differ materially from the anticipated results or other expectations expressed in the Company's forward-looking statements:

1. The Corporation presently believes that it will resolve the Year 2000 issues affecting its computer operations in a timely manner, and that the costs incurred between the years of 1995 and 2000 in resolving those issues will be approximately $125 million. However, the extent to which the the computer operations of the Corporation's external counterparties and suppliers are adversely affected could, in turn, affect the Corporation's ability to communicate with such counterparties and suppliers, could increase the cost of resolving the Year 2000 issues, and could materially affect the Corporation's results of operations, liquidity and financial condition in any period or periods.


COMPETITION. Lincoln Benefit is engaged in a business that is highly competitive. Many other life insurance companies and other entities sell insurance and annuities. There are approximately 1,700 insurers in business in the United States. As of April 1, 1998, A.M. Best Company assigns a rating of A+ (Superior) to Allstate Life, which automatically reinsures all net general account business of Lincoln Benefit. A.M. Best Company also assigns Lincoln Benefit a rating of A+(r), because Lincoln Benefit automatically reinsures all general account business with Allstate Life. Standard & Poor's Insurance Rating Services assigns an AA+ (Very Strong) to Lincoln Benefit's financial strength rating. Moody's assigns an Aa2 (Excellent) financial stability rating to Lincoln Benefit. Lincoln Benefit shares the same ratings as its parent, Allstate Life.

EMPLOYEES. As of December 31, 1998, Lincoln Benefit had approximately 571 employees at its home office in Lincoln, Nebraska.

PROPERTIES. Lincoln Benefit owns and leases office space in Lincoln, Nebraska. The combined owned and leased spaces are used for home office administrative operations.

EXECUTIVE OFFICERS AND DIRECTORS OF LINCOLN BENEFIT. Our directors and executive officers are listed below, together with information as to their ages, dates of election and principal business occupations during the last five years (if other than their present occupation).

JANET P. ANDERBERY, VICE PRESIDENT AND CONTROLLER, 1994, Associate Vice President and Controller 5/84-4/94, Lincoln Benefit Life Company; Vice President and Controller

1/94-present, Surety Life Insurance Company; Vice President & Controller 1/99-present, Allstate Financial Distributors; Vice President and Controller 5/93-1/99, Lincoln Benefit Financial Services, Inc.

THOMAS R. ASHLEY, SENIOR VICE PRESIDENT & MEDICAL DIRECTOR, 1998, Vice President and Medical Director 10/96-5/98 Lincoln Benefit Life Company; Senior Vice President & Medical Director 5/98-present, Vice President and Medical Director 1/97-5/98, Surety Life Insurance Company.

THOMAS J. BERNEY, SENIOR VICE PRESIDENT 1998, Vice President 1982-1998 Lincoln Benefit Life Company.

JOHN H. COLEMAN, III, SENIOR VICE PRESIDENT, DIRECTOR, 1998-present, Vice President 4/94-5/98, Lincoln Benefit Life Company; Senior Vice President, Director 5/98-present, Vice President 9/96-5/98, Surety Life Insurance Company.

LAWRENCE W. DAHL, EXECUTIVE VICE PRESIDENT, DIRECTOR 1999, Lincoln Benefit Life Company; Executive Vice President, Director 1999, Surety Life Insurance Company; Tax Director, 2/87-6/99, Allstate Life Insurance Company.

MARVIN P. EHLY, SENIOR VICE PRESIDENT AND TREASURER, DIRECTOR, 1999; Vice President 6/93-12/98, Lincoln Benefit Life Company; Senior Vice President and Treasurer, Director 1/99-present, Surety Life Insurance Company.

DOUGLAS F. GAER, EXECUTIVE VICE PRESIDENT 1997, DIRECTOR, 1981, Senior Vice President, 4/95-2/97, Senior Vice President and Treasurer 4/94-3/95, Vice President 3/81-4/94, Lincoln Benefit Life Company; Executive Vice President 1/97-present, Senior Vice President and Treasurer, 1/94-12/96, Director 1/94-present, Surety Life Insurance Company; Director 5/93-1/99, Lincoln Benefit Financial Services, Inc.

LOUIS G. LOWER, II, DIRECTOR, 1989, Chairman of the Board 5/89-12/98, Lincoln Benefit Life Company; Chairman of the Board and Chief Executive Officer 6/95-present, Chairman of the Board & President, 4/92-6/95, Glenbrook Life & Annuity Company; Chairman of the Board and Chief Executive Officer 12/95-present, Chairman of the Board & President 1/91-12/95, Director 9/90-present, Glenbrook Life Insurance Company; President 1/90-present, Director 10/86-present, Allstate Life Insurance Company; Chairman of the Board and Chief Executive Officer 6/95-present, Chairman of the Board and President 4/90-6/95, Chairman of the Board 4/90-7/90, Executive Vice President 1/89-4/90, Senior Vice President and Treasurer 10/86-4/89, Director 4/86-present, Northbrook Life Insurance Company; Chairman of the Board & President 6/90-present, Director 12/83-present, Allstate Life Insurance Company of New York; Chairman of the Board & Chief Executive Officer 3/90-present, Director 5/89-present, Surety Life Insurance Company; Director 10/86-present Allstate Insurance Company; Director 4/90-present, Allstate Settlement Company; Director 5/91-present, Allstate Life Financial Services.

JOHN J. MORRIS, SENIOR VICE PRESIDENT/SECRETARY 1994, DIRECTOR, 1987, Vice President & Secretary 8/85-4/94, Lincoln Benefit Life Company; Senior Vice President 9/96-present, Director 6/95-present, Surety Life Insurance Company; Vice President & Secretary, Director 5/93-1/99, Lincoln Benefit Financial Services Inc.

ROBERT E. RICH,  EXECUTIVE  VICE PRESIDENT  1996,  DIRECTOR,  1987,  Senior Vice
President/Chief Actuary and Treasurer, 4/95-5/96; Senior Vice President, Assistant Secretary 4/94-3/95, Vice President/Assistant Secretary 1/84-5/96, Lincoln Benefit Life Company; Executive Vice President 5/96-present, Senior Vice President and Chief Actuary 1/94-5/96, Director 9/93-present, Surety Life Insurance Company; Director 5/93-1/99, Lincoln Benefit Financial Services, Inc.

KEVIN R. SLAWIN, DIRECTOR, 1996, Lincoln Benefit Life Company; Director and Vice President-Finance and Planning 1996-present, Allstate Life Insurance Company; Director 8/96-present, Allstate Life Insurance Company of New York; Director 8/96-present, Laughlin Group Holdings, Inc.; Director 8/96-present, Northbrook Life Insurance Company; Director 8/96-present, Surety Life Insurance Company; Director 8/96-present, Glenbrook Life Insurance Company; Assistant Vice President, Assistant Treasurer 1/95-8/96, Allstate Insurance Company; Assistant Treasurer and Director 2/94-1/95, Sears Roebuck & Co.

J. SCOTT TAYLOR, SENIOR VICE PRESIDENT, 1999, Vice President 9/98-3/99, Director of Sales Management 1/97-9/98, Lincoln Benefit Life Company; Director of Marketing Development 1984-1997 Ameritas Life Insurance Corp.

MICHAEL J. VELOTTA, DIRECTOR 1992, Lincoln Benefit Life Company; Vice President, Secretary & General Counsel 1/93-present, Director 12/92-present, Allstate Life Insurance Company; Vice President, Secretary & General Counsel 1/93-present, Director 12/92-present, Glenbrook Life Insurance Company; Vice President, Secretary & General Counsel 1/93-present, Director 12/92-present, Glenbrook Life & Annuity Company; Vice President, Secretary & General Counsel 1/93-present, Director 12/92-present, Allstate Life Insurance Company of New York; Vice President, Secretary & General Counsel 1/93-present, Director 12/92-present, Northbrook Life Insurance Company; Assistant Secretary, Director 6/95-present, Surety Life Insurance Company.

CAROL S. WATSON, SENIOR VICE PRESIDENT, GENERAL COUNSEL AND ASSISTANT SECRETARY 1994, DIRECTOR, 1992, Vice President & General Counsel 7/91-4/94, Lincoln Benefit Life Company; Senior Vice President, General Counsel & Corporate
Secretary 1/98-present, Senior Vice President, General Counsel and Assistant Secretary, 1/94-12/97, Director 6/95-present, Surety Life Insurance Company; President, 1996-1/99, Director 5/93-1/99, Vice President and General Counsel 1993-1995, Lincoln Benefit Financial Services, Inc.

DEAN M. WAY, SENIOR VICE PRESIDENT AND ACTUARY, DIRECTOR, 1998, Vice President and Actuary 5/92-5/98, Lincoln Benefit Life Company; Senior Vice President and Actuary, Director, 5/98-present, Vice President and Actuary 9/96-5/98, Surety Life Insurance Company.

THOMAS J. WILSON, II, DIRECTOR, 1999, Lincoln Benefit Life Company; Director 1/99-present, Surety Life Insurance Company; Senior Vice President, Director 6/95-present, Vice President 1/95-6/95, Allstate Insurance Company; Senior Vice President, Director 7/96-present, Allstate Holdings, Inc.; President 1/99-present, Director 9/95-present, Allstate Life Insurance Company; President 12/98-present, Director 1/99-present, Allstate Life Insurance Company of New York; Senior Vice President 6/95-present, Director 7/95-present, Allstate Property and Casualty Insurance Company; Vice President 1/95-1/99, The Allstate Corporation; Vice President 1993-1995, Sears, Roebuck & Company.

PATRICIA W. WILSON, DIRECTOR, 1997, Lincoln Benefit Life Company; Assistant Vice President/Assistant Secretary/Assistant Treasurer, 7/97-present, Assistant Vice President 1/93-7/97, Allstate Life Insurance Company; Assistant Vice President 6/91-present, Director 6/97-present, Allstate Life Insurance Company of New York; Assistant Treasurer 7/97-present, Glenbrook Life Insurance Company; Assistant Treasurer 7/97-present, Glenbrook Life Annuity Company; Assistant Vice President/Assistant Secretary/Assistant Treasurer 7/97-present, Northbrook Life Insurance Company; Director 7/97-present, Surety Life Insurance Company.

B. EUGENE WRAITH, PRESIDENT, CHIEF OPERATING OFFICER 1996, DIRECTOR, 1984, President and Chief Operating Officer 3/96-present, Senior Vice President 4/94-3/96, Lincoln Benefit Life Company; President and Chief Operating Officer 3/96-present, Executive Vice President 1/94-3/96, Director 9/93-present, Surety Life Insurance Company; Chairman of the Board, Director 1993-1/99, President 5/93-11/96, Lincoln Benefit Financial Services, Inc.; Vice President 3/96-present, Allstate Life Insurance Company.

EXECUTIVE COMPENSATION

Certain executive officers of Lincoln Benefit also serve as officers of Allstate Life and receive no compensation directly from Lincoln Benefit. Some officers also serve as executive officers of other companies affiliated with Lincoln Benefit. Allocations have been made as to each individual's time devoted to his or her duties as an executive officer of Lincoln Benefit. Those allocations are reflected in the Summary Compensation Table set forth below, except that the figures for Mr. Lower reflect his total compensation from Lincoln Benefit, its affiliates, and parent company Allstate Life Insurance Company. Lincoln Benefit's directors receive no compensation for serving as directors, in addition to their compensation as employees at Lincoln Benefit, Allstate Life, or their affiliates.



                           SUMMARY COMPENSATION TABLE
                               ANNUAL COMPENSATION

                                                                                    LONG TERM COMPENSATION
                                                                               ----------------------------------
                                                                                                        PAYOUTS
                                                                                       AWARDS        ------------
                                 ANNUAL COMPENSATION                               --------------
                            -----------------------------                        (f)           (g)
           (a)                                                   (e)         ------------   ---------      (h)           (i)
--------------------------   (b)       (c)         (d)      --------------    SECURITIES    UNDERLYING  ---------   -------------
    NAME AND PRINCIPAL      -----   ---------   ---------    OTHER ANNUAL     RESTRICTED    OPTIONS/       LTIP         ALL OTHER
         POSITION           YEAR     SALARY       BONUS      COMPENSATION    STOCK AWARDS    SARS(#)     PAYOUTS($)  COMPENSATION(1)
--------------------------  -----   ---------   ---------   --------------   ------------   ---------   ---------   --------------
Louis G. Lower II            1998   $ 458,700   $ 503,309        $ 25,064              0      55,417            0        $  8,000
Chief Executive Officer      1997   $ 453,225   $ 500,000        $ 27,768       $280,589      25,914     $570,068        $  8,000
Chairman of the Board        1996   $ 436,800   $ 246,781        $ 10,246              0      18,258            0        $  5,250
                            -----   ---------   ---------         -------    ------------   ---------    ---------         ------
Bernard Eugene Wraith        1998     104,500      32,744          10,156              0       4,083            0        $  8,000
President                    1997      99,500      24,733           4,887              0       1,002            0        $  8,000
                             1996      90,750      26,500          10,435              0      14,275            0        $  5,250
                            -----   ---------   ---------         -------    ------------   ---------    ---------         ------
Robert Edwin Rich            1998      83,114      16,681          19,800              0       2,175            0        $  8,000
Executive Vice President     1997      77,772      20,206          18,461              0         456            0        $  8,000
  and Chief Actuary          1996      71,824      23,500          19,611              0         132            0        $  5,250
                            -----   ---------   ---------         -------    ------------   ---------    ---------         ------
Thomas Robert Ashley         1998     151,742      15,574           5,959              0       1,212            0        $  8,000
Senior Vice President        1997     141,733      25,000           6,550              0           0            0        $  8,000
                             1996      23,502           0               0              0           0            0               0
                            -----   ---------   ---------         -------    ------------   ---------    ---------         ------
John H. Coleman, III         1998     119,146      23,505          10,391              0         966            0        $  7,133
Senior Vice President        1997     109,776      28,620          12,709              0         960            0        $  6,633
                             1996     101,088      25,500           3,047              0         378            0        $  4,238

------------------------

(1) Amounts received represent the value allocated to each employee's account from employer contributions under The Savings and Profit Sharing Fund of Allstate Employees.

Shares of the Company and Allstate Life are not directly owned by any of our directors or executive officers. The percentage of shares of The Allstate Corporation beneficially owned by any director, and by all of our directors and executive officers as a group does not exceed one percent of the class outstanding.

STATE REGULATION OF LINCOLN BENEFIT. We are subject to the laws of Nebraska and regulated by the Nebraska Department of Insurance. Every year we file an annual statement with the Department of Insurance covering our operations for the previous year and our financial condition as of the end of the year. We are inspected periodically by the Department of Insurance to verify our contract liabilities and reserves. We also are examined periodically by the NAIC. Our books and records are subject to review by the Department of Insurance at all times. We are also subject to regulation under the insurance laws of every jurisdiction in which we operate.

SEPARATE ACCOUNT. Lincoln Benefit Life Variable Annuity Account was originally established in 1992, as a segregated asset account of Lincoln Benefit. The Separate Account meets the definition of a "separate account" under the federal securities laws and is registered with the SEC as a unit investment trust under the Investment Company Act of 1940. The SEC does not supervise the management of the Separate Account or Lincoln Benefit.

We own the assets of the Separate Account, but we hold them separate from our other assets. To the extent that these assets are attributable to the Contract Value of the Contracts offered by this prospectus, these assets are not chargeable with liabilities arising out of any other business we may conduct. Income, gains, and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to our other income, gains, or losses. Our obligations arising under the Contracts are general corporate obligations of Lincoln Benefit.

The Separate Account is divided into Subaccounts. The assets of each Subaccount are invested in the shares of one of the Portfolios. We do not guarantee the investment performance of the Separate Account, its Subaccounts or the Portfolios. Values allocated to the Separate Account and the amount of Variable Annuity payments will rise and fall with the values of shares of the Portfolios and are also reduced by Contract charges. We may also use the Separate Account to fund our other annuity contracts. We will account separately for each type of annuity contract funded by the Separate Account.

We have included additional information about the Separate Account in the Statement of Additional Information. You may obtain a copy of the Statement of Additional Information by writing to us or calling us at 1-800-525-9287. We have reproduced the Table of Contents of the Statement of Additional Information on page 47 below.

                                 ADMINISTRATION

We have primary responsibility for all administration of the Contracts and the Separate Account. Our mailing address is P.O. Box 82532, Lincoln, Nebraska 68501-2532.

We provide the following administrative services, among others: issuance of the Contracts; maintenance of Contract Owner records; Contract Owner services; calculation of unit values; maintenance of the Separate Account; and preparation of Contract Owner reports.

We will send you Contract statements and transaction confirmations at least quarterly. You should notify us promptly in writing of any address change. You should read your statements and confirmations carefully and verify their accuracy. You should contact us promptly if you have a question about a periodic statement. We will investigate all complaints and make any necessary adjustments retroactively, but you must notify us of a potential error within a reasonable time after the date of the questioned statement. If you wait too long, we will make the adjustment as of the date that we receive notice of the potential error.

We will also provide you with additional periodic and other reports, information and prospectuses as may be required by federal securities laws.

                             MARKET TIMING AND ASSET
                               ALLOCATION SERVICES

Certain third parties offer market timing and asset allocation services in connection with the Contracts. In certain situations, we will honor transfer instructions from third party market timing and asset allocation services if they comply with our administrative systems, rules and procedures, which we may modify at any time. PLEASE NOTE that fees and charges assessed for third party market timing and asset allocation services are separate and distinct from the Contract fees and charges set forth herein. We neither recommend nor discourage the use of market timing and asset allocation services.

                            DISTRIBUTION OF CONTRACTS


The Contracts described in this prospectus are sold by registered representatives of broker-dealers who are our licensed insurance agents, either individually or through an incorporated insurance agency. Commissions paid to broker-dealers may vary, but we estimate that the total commissions paid on all Contract sales will not exceed 5.5% of all Purchase Payments (on a present value basis). From time to time, we may offer additional sales incentives of up to 1% of Purchase Payments and other cash bonuses to broker-dealers who maintain certain sales volume levels. We do not pay commission on Contract sales to our employees, our affiliate Surety Life Insurance Company employees, or their spouses or minor children if these individuals reside in the State of Nebraska.

Allstate Life Financial Services ("ALFS") located at 3100 Sanders Road, Northbrook, IL 60062-7154 serves as distributor of the Contracts. ALFS, an affiliate of Lincoln Benefit, is a wholly owned subsidiary of Allstate Life Insurance Company. ALFS is a registered broker dealer under the Securities and Exchange Act of 1934, as amended, and is a member of the National Association of Securities Dealers, Inc.

Lincoln Benefit does not pay ALFS a commission for distribution of the Contracts. The underwriting agreement with ALFS provides that we will reimburse ALFS for expenses incurred in distributing the Contracts, including liability arising out of services we provide on the Contracts.

                                LEGAL PROCEEDINGS

There are no pending legal proceedings affecting the Separate Account. Lincoln Benefit and its subsidiaries are engaged in routine law suits which, in our management's judgment, are not of material importance to their respective total assets or material with respect to the Separate Account.

                                  LEGAL MATTERS

All matters of Nebraska law pertaining to the Contract, including the validity of the Contract and our right to issue the Contract under Nebraska law, have been passed upon by Carol S. Watson, Senior Vice President and General Counsel of Lincoln Benefit. Legal matters relating to the federal securities laws in connection with the Contracts described in this prospectus are being passed upon by the law firm of Jorden Burt Boros Cicchetti Berenson & Johnson, 1025 Thomas Jefferson St., East Lobby-Suite 400, Washington, D.C. 20007-0805.

                                     EXPERTS

The consolidated financial statements and related financial statement schedule of Lincoln Benefit Life Company and subsidiary as of December 31, 1998 and 1997, and for each of the three years in the period ended December 31, 1998, included in this prospectus have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

                             REGISTRATION STATEMENT

We have filed a registration statement with the SEC, under the Securities Act of 1933 as amended, with respect to the Contracts offered by this prospectus. This prospectus does not contain all the information set forth in the registration statement and the exhibits filed as part of the registration statement. You should refer to the registration statement and the exhibits for further information concerning the Separate Account, Lincoln Benefit, and the Contracts. The descriptions in this prospectus of the Contracts and other legal instruments are summaries. You should refer to those instruments as filed for the precise terms of those instruments. You may inspect and obtain copies of the registration statement as described on the cover page of this prospectus.

                        TABLE OF CONTENTS OF STATEMENT OF
                             ADDITIONAL INFORMATION

                                                                      Page

The Contract....................................................      S-2
    Annuity Payments............................................      S-2
    Initial Monthly Annuity Payment.............................      S-2
    Subsequent Monthly Payments.................................      S-2
    Transfers After Annuity Date................................      S-2
    Annuity Unit Value..........................................      S-3
    Illustrative Example of Unit Value Calculation..............      3-3
    Illustrative Example of Variable Annuity Payments...........      S-4
Additional Federal Income Tax Information.......................      S-4
    Introduction................................................      S-4
    Taxation of Lincoln Benefit Life Company....................      S-4
    Exceptions to the Non-natural Owner Rule....................      S-5
    IRS Required Distribution at Death Rules....................      S-5
    Qualified Plans.............................................      S-5
    Types of Qualified Plans....................................      S-5

Separate Account Performance....................................      S-6

Experts.........................................................      S-12

Financial Statements............................................      S-12

INDEPENDENT AUDITORS' REPORT



To the Board of Directors and Shareholder of Lincoln Benefit Life Company:

We have audited the accompanying consolidated statements of Financial Position of Lincoln Benefit Life Company and subsidiary (the "Company", an affiliate of The Allstate Corporation) as of December 31, 1998 and 1997, and the related consolidated Statements of Operations and Comprehensive Income, Shareholder's Equity and Cash Flows for each of the three years in the period ended December 31, 1998. Our audits also included Schedule IV - Reinsurance. These consolidated financial statements and financial statement schedule are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial statement schedule based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 1998 and 1997, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1998 in conformity with generally accepted accounting principles. Also, in our opinion, Schedule IV - Reinsurance, when considered in relation to the basic financial statements taken as a whole, presents fairly, in all material respects, the information set forth therein.



/s/ Deloitte & Touche LLP

Chicago, Illinois
February 19, 1999

                          LINCOLN BENEFIT LIFE COMPANY
                  CONSOLIDATED STATEMENTS OF FINANCIAL POSITION


                                                                                      December 31,
($ in thousands)                                                               1998                  1997
                                                                               ----                  ----
Assets
Investments
    Fixed income securities, at fair value
        (amortized cost $149,898 and $141,553)                         $          158,984    $          147,911
    Short-term                                                                      3,675                 1,020
                                                                       ------------------    ------------------
    Total investments                                                             162,659               148,931

Cash                                                                                1,735                 4,220
Reinsurance recoverable from Allstate Life
    Insurance Company                                                           6,933,084             6,732,755
Reinsurance recoverable from non-affiliates                                       191,092               127,182
Receivable from affiliates, net                                                    37,103                14,481
Other assets                                                                       30,919                31,976
Separate Accounts                                                                 763,416               447,658
                                                                       ------------------    ------------------
             Total assets                                              $        8,120,008    $        7,507,203
                                                                       ==================    ==================

Liabilities
Reserve for life-contingent contract benefits                          $          338,069    $          252,195
Contractholder funds                                                            6,785,070             6,607,130
Current income taxes payable                                                        3,659                 1,128
Deferred income taxes                                                               5,546                 4,149
Other liabilities and accrued expenses                                             64,470                43,609
Separate Accounts                                                                 763,416               447,658
                                                                       ------------------    ------------------
             Total liabilities                                                  7,960,230             7,355,869
                                                                       ------------------    ------------------

Commitments and Contingent Liabilities (Note 8)

Shareholder's Equity
Common stock, $100 par value, 30,000 shares
     authorized, 25,000 issued and outstanding                                      2,500                 2,500
Additional capital paid-in                                                        116,750               116,750
Retained income                                                                    34,622                27,952

Accumulated other comprehensive income:
   Unrealized net capital gains                                                     5,906                 4,132
                                                                       ------------------    ------------------
             Total accumulated other comprehensive income                           5,906                 4,132
                                                                       ------------------    ------------------
             Total shareholder's equity                                           159,778               151,334
                                                                       ------------------    ------------------
             Total liabilities and shareholder's equity                $        8,120,008    $        7,507,203
                                                                       ==================    ==================


See notes to consolidated financial statements.

                          LINCOLN BENEFIT LIFE COMPANY
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                            AND COMPREHENSIVE INCOME



                                                                            Year Ended December 31,
($ in thousands)                                                    1998              1997              1996
                                                                    ----              ----              ----
Revenues
Net investment income                                         $        10,240   $        10,570   $         9,519
Realized capital gains and losses                                         134                17                 6
                                                              ---------------   ---------------   ---------------
                                                                       10,374            10,587             9,525
Costs and expenses
Provision for policy benefits (net of reinsurance
   recoveries of $496,140, $464,154 and $419,936)                           -                 -               465
Operating costs and expenses                                                -                 -               457
                                                              ---------------   ---------------   ---------------
                                                                            -                 -               922
                                                              ---------------   ---------------   ---------------


Income from operations before income tax expense                       10,374            10,587             8,603
Income tax expense                                                      3,704             3,735             3,020
                                                              ---------------   ---------------   ---------------

Net income                                                              6,670             6,852             5,583
                                                              ---------------   ---------------   ---------------

Other comprehensive income, after tax
Change in unrealized net capital gains and losses                       1,774             2,331            (3,197)
                                                              ---------------   ---------------   ---------------

Comprehensive income                                          $         8,444   $         9,183   $         2,386
                                                              ===============   ===============   ===============



See notes to consolidated financial statements.

                          LINCOLN BENEFIT LIFE COMPANY
                 CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY



                                                                                  December 31,
($ in thousands)                                                     1998              1997              1996
                                                                     ----              ----              ----
Common Stock                                                   $         2,500  $         2,500   $         2,500
                                                               ---------------  ---------------   ---------------

Additional capital paid-in                                             116,750          116,750           116,750
                                                               ---------------  ---------------   ---------------

Retained income
Balance, beginning of year                                              27,952           21,110            18,060
Net income                                                               6,670            6,852             5,583
Dividend-in-kind                                                             -              (10)           (2,533)
                                                               ---------------  ---------------   ---------------
Balance, end of year                                                    34,622           27,952            21,110
                                                               ---------------  ---------------   ---------------

Accumulated other comprehensive income
Balance, beginning of year                                               4,132            1,801             4,998
Change in unrealized net capital gains and losses                        1,774            2,331            (3,197)
                                                               ---------------  ---------------   ---------------
Balance, end of year                                                     5,906            4,132             1,801
                                                               ---------------  ---------------   ---------------

      Total shareholder's equity                               $       159,778  $       151,334   $       142,161
                                                               ===============  ===============   ===============



See notes to consolidated financial statements.

                                           LINCOLN BENEFIT LIFE COMPANY
                                         CONSOLIDATED STATEMENTS OF CASH FLOWS



                                                                                 Year Ended December 31,
($ in thousands)                                                         1998             1997             1996
                                                                         ----             ----             ----
Cash flows from operating activities
Net income                                                            $  6,670         $  6,852    $       5,583
Adjustments to reconcile net income to net
    cash provided by operating activities
      Depreciation, amortization and other non-cash items                   10               20               50
      Realized capital gains and losses                                   (134)             (17)              (6)
      Changes in:
         Life-contingent contract benefits and
            contractholder funds                                          (425)             427           (4,918)
         Income taxes payable                                            2,973             (381)             143
         Other operating assets and liabilities                         (1,047)          (4,606)          10,473
                                                                     ----------         --------         ---------
            Net cash provided by operating activities                    8,047            2,295           11,325
                                                                     ----------         --------         ---------

Cash flows from investing activities
Fixed income securities
    Investment collections                                              10,710           11,980            8,759
    Investment purchases                                               (18,587)         (18,307)         (17,570)
Change in short-term investments, net                                   (2,655)             840            4,489
                                                                     ----------         --------         --------
            Net cash used in investing activities                      (10,532)          (5,487)          (4,322)
                                                                     ----------         --------         --------

Net (decrease) increase in cash                                         (2,485)          (3,192)           7,003
Cash at beginning of year                                                4,220            7,412              409
                                                                     ----------         --------         --------
Cash at end of year                                              $       1,735      $     4,220       $    7,412
                                                                     ==========         ========         ========


Supplemental disclosure of cash flow information
 Noncash financing activity:
     Dividend-in-kind to Allstate Life Insurance Company         $           -      $      (10)       $   (2,533)
                                                                     ==========         ========         ========




  See notes to consolidated financial statements.

                          LINCOLN BENEFIT LIFE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                ($ in thousands)




1.   General

Basis of presentation
The accompanying consolidated financial statements include the accounts of Lincoln Benefit Life Company ("LBL") and its wholly owned subsidiary, Allstate Financial Distributors, Inc., formerly Lincoln Benefit Financial Services, a registered broker-dealer (collectively, the "Company"). LBL is a wholly owned subsidiary of Allstate Life Insurance Company ("ALIC"), which is wholly owned by Allstate Insurance Company ("AIC"), a wholly owned subsidiary of The Allstate Corporation (the "Corporation"). These consolidated financial statements have been prepared in conformity with generally accepted accounting principles. All significant intercompany accounts and transactions have been eliminated.

To conform with the 1998 presentation, certain amounts in the prior years' financial statements and notes have been reclassified.

Nature of operations
The Company markets a broad line of life insurance and savings products primarily through independent insurance agents and brokers. Life insurance includes traditional products such as whole life and term life insurance, as well as variable life, universal life and other interest-sensitive life products. Savings products include deferred annuities, such as variable annuities and fixed rate single and flexible premium annuities, and immediate annuities. In 1998, annuity premiums and deposits represented approximately 70% of the Company's total statutory premiums and deposits.

Annuity contracts and life insurance policies issued by the Company are subject to discretionary surrender or withdrawal by customers, subject to applicable surrender charges. These policies and contracts are reinsured primarily with ALIC (see Note 3), which invests premiums and deposits to provide cash flows that will be used to fund future benefits and expenses.

The Company monitors economic and regulatory developments which have the potential to impact its business. There continues to be proposed federal and state regulation and legislation that, if passed, would allow banks greater participation in the securities and insurance businesses. Such events would present an increased level of competition for sales of the Company's products. Furthermore, the market for deferred annuities and interest-sensitive life insurance is enhanced by the tax incentives available under current law. Any legislative changes which lessen these incentives are likely to negatively impact the demand for these products.

Additionally, traditional demutualizations of mutual insurance companies and enacted and pending state legislation to permit mutual insurance companies to convert to a hybrid structure known as a mutual holding company could have a number of significant effects on the Company by (1) increasing industry competition through consolidation caused by mergers and acquisitions related to the new corporate form of business; and (2) increasing competition in the capital markets.

The Company is authorized to sell life and savings products in all states except New York, as well as in the District of Columbia, Guam and the U.S. Virgin
Islands. The top geographic locations for statutory premiums and deposits for the Company were California, Wisconsin, Florida, Pennsylvania and Illinois for the year ended December 31, 1998. No other jurisdiction accounted for more than 5% of statutory premiums and deposits. All premiums and deposits are ceded under reinsurance agreements.

2.  Summary of Significant Accounting Policies

Investments
Fixed income securities include bonds and mortgage-backed securities. All fixed income securities are carried at fair value and may be sold prior to their contractual maturity ("available for sale"). The difference between amortized cost and fair value, net of deferred income taxes, is reflected as a component of shareholder's equity. Provisions are recognized for declines in the value of fixed income securities that are other than temporary. Such writedowns are included in realized capital gains and losses. Short-term investments are carried at cost or amortized cost which approximates fair value.

                           LINCOLN BENEFIT LIFE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                ($ in thousands)


Investment income consists primarily of interest and dividends on short-term investments. Interest is recognized on an accrual basis and dividends are recorded at the ex-dividend date. Interest income on mortgaged-backed securities is determined on the effective yield method, based on the estimated principal repayments. Accrual of income is suspended for fixed income securities that are in default or when the receipt of interest payments is in doubt. Realized capital gains and losses are determined on a specific identification basis.

Reinsurance
The Company has reinsurance agreements whereby premiums, contract charges, credited interest, policy benefits and certain expenses are ceded, primarily to ALIC. Such amounts are reflected net of such reinsurance in the consolidated statements of operations and comprehensive income. The amounts shown in the Company's consolidated statements of operations and comprehensive income relate to the investment of those assets of the Company that are not transferred under reinsurance agreements. Reinsurance recoverable and the related reserve for life-contingent contract benefits and contractholder funds are reported separately in the consolidated statements of financial position. The Company continues to have primary liability as the direct insurer for risks reinsured.

Recognition of premium revenues and contract charges
Premiums for traditional life insurance and certain life-contingent annuities are recognized as revenue when due. Accident and disability premiums are earned on a pro rata basis over the policy period. Revenues on universal life-type contracts are comprised of contract charges and fees, and are recognized when assessed against the policyholder account balance. Revenues on investment contracts include contract charges and fees for contract administration and surrenders. These revenues are recognized when levied against the contract balances. Gross premium in excess of the net premium on limited payment contracts are deferred and recognized over the contract period. All premium revenues and contract charges are reinsured.

Income taxes
The income tax provision is calculated under the liability method and presented net of reinsurance. Deferred tax assets and liabilities are recorded based on the difference between the financial statement and tax bases of assets and liabilities at the enacted tax rates. Deferred income taxes arise primarily from unrealized capital gains or losses on fixed income securities carried at fair value and differences in the tax bases of investments.

Separate Accounts
The Company issues flexible premium deferred variable annuities and variable life policies, the assets and liabilities of which are legally segregated and reflected in the accompanying consolidated statements of financial position as assets and liabilities of the Separate Accounts. The Company's Separate Accounts consist of: Lincoln Benefit Life Variable Annuity Account and Lincoln Benefit Life Variable Life Account. Each of the Separate Accounts are unit investment trusts registered with the Securities and Exchange Commission.

The assets of the Separate Accounts are carried at fair value. Investment income and realized capital gains and losses of the Separate Accounts accrue directly to the contractholders and, therefore, are not included in the Company's consolidated statements of operations and comprehensive income. Revenues to the Company from the Separate Accounts consist of contract maintenance fees, administration fees, mortality and expense risk charges and cost of insurance charges, all of which are reinsured with ALIC.

Reserve for life-contingent contract benefits
The reserve for life-contingent contract benefits, which relates to traditional life insurance, fixed annuities with life contingencies, disability insurance and accident insurance, is computed on the basis of assumptions as to future investment yields, mortality, morbidity, terminations and expenses. These assumptions, which for traditional life insurance are applied using the net level premium method, include provisions for adverse deviation and generally vary by such characteristics as type of coverage, year of issue and policy duration. Reserve interest rates ranged from 4.0% to 10.0% during 1998.

Contractholder funds
Contractholder funds arise from the issuance of individual or group policies and contracts that include an investment component, including most fixed annuities and universal life policies. Payments received are recorded as interest-bearing

                          LINCOLN BENEFIT LIFE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                ($ in thousands)




liabilities. Contractholder funds are equal to deposits received and interest credited to the benefit of the contractholder less withdrawals, mortality charges and administrative expenses. During 1998, credited interest rates on contractholder funds ranged from 4.40% to 9.25% for those contracts with fixed interest rates and from 1.08% to 15.15% for those with flexible rates.

Use of estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

New accounting standards
In 1998, the Company adopted Statement of Financial Accounting Standards ("SFAS") No. 130, "Reporting Comprehensive Income." Comprehensive income is a measurement of certain changes in shareholder's equity that result from transactions and other economic events other than transactions with the shareholder. For the Company, these consist of changes in unrealized gains and losses on the investment portfolio (See Note 9).

In 1998, the Company adopted SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information." SFAS No. 131 redefines how segments are determined and requires additional segment disclosures for both annual and interim financial reporting. The Company has identified itself as a single operating segment.

Pending accounting standards In December 1997, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position ("SOP") 97-3, "Accounting by Insurance and Other Enterprises for Insurance-related Assessments." The SOP is required to be adopted in 1999. The SOP provides guidance concerning when to recognize a liability for insurance-related assessments and how those liabilities should be measured. Specifically, insurance-related assessments should be recognized as liabilities when all of the following criteria have been met: 1) an assessment has been imposed or it is probable that an assessment will be imposed, 2) the event obligating an entity to pay an assessment has occurred and 3) the amount of the assessment can be reasonably estimated. The Company is currently evaluating the effects of this SOP on its accounting for insurance-related assessments. Certain information required for compliance is not currently available and therefore the Company is studying alternatives for estimating the accrual. In addition, industry groups are working t0 improve the information available. Adoption of this standard is not expected to be material to the results of operations or financial position of the Company.


3.   Related Party Transactions

Reinsurance

The Company has reinsurance agreements whereby premiums, contract charges, credited interest, policy benefits and certain expenses are ceded, and reflected net of such cessions in the consolidated statements of operations and comprehensive income. The amounts shown in the Company's consolidated statements of operations and comprehensive income relate to the investment of those assets of the Company that are not transferred under reinsurance agreements. Reinsurance recoverable and the related reserve of life-contingent contract benefits and contractholder funds are reported separately in the consolidated statements of financial position. The Company continues to have primary liability as the direct insurer for risks reinsured

                          LINCOLN BENEFIT LIFE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                ($ in thousands)


Investment income earned on the assets which support contractholder funds and the reserve for life-contingent contract benefits are not included in the Company's consolidated financial statements as those assets are owned and managed under terms of the reinsurance agreements. The following amounts were ceded to ALIC under reinsurance agreements.

                                                                             Year ended December 31,
($ in thousands)                                                     1998           1997              1996
                                                                     ----           ----              ----
Premiums                                                       $  30,811        $  34,834         $   48,111
Contract charges                                                 106,158           87,061             73,659
Credited interest, policy benefits, and other expenses           609,325          533,369            496,735


Effective December 31, 1996, the reinsurance treaty with ALIC was amended to also include a paid up block of life business which was previously retained by the Company. The reinsurance premium related to the transfer was $8,255 on a statutory accounting basis and $5,712 based upon generally accepted accounting principles, creating a dividend-in-kind of $2,543. The premium is equal to the sum of the aggregate policy reserves and policyholder dividend accumulation on this block of business as of December 31, 1996. The policy loans and accrued interest relating to this block of business totaled $554 and were also ceded to ALIC as of December 31, 1996, creating a non-cash financing transaction.

Business operations
The Company utilizes services provided by AIC and ALIC and business facilities owned or leased, and operated by AIC in conducting its business activities. The Company reimburses AIC and ALIC for the operating expenses incurred on behalf of the Company. The cost to the Company is determined by various allocation methods and is primarily related to the level of services provided. Operating expenses, including compensation and retirement and other benefit programs, allocated to the Company were $45,940, $34,947, and $25,094 in 1998, 1997 and 1996, respectively. Of these costs, the Company retains investment related expenses. All other costs are ceded to ALIC under reinsurance agreements.

4.       Investments

Fair values
The amortized cost, gross unrealized gains and losses, and fair value for fixed income securities are as follows:


                                               Amortized               Gross Unrealized                 Fair
                                                  cost             Gains           Losses               value
At December 31, 1998
U.S. government and agencies                  $  14,105         $ 2,498        $       -              $ 16,603
Corporate                                        84,547           3,548             (151)               87,944
Foreign government                                3,031             239                -                 3,270
Mortgage-backed securities                       48,215           2,972              (20)               51,167
                                              ----------        -------         ---------             ---------
    Total fixed income securities             $ 149,898         $ 9,257        $    (171)            $ 158,984
                                              ==========        =======         =========             =========
At December 31, 1997
U.S. government and agencies                  $  14,598         $ 1,760        $      -              $  16,358
Corporate                                        71,602           1,839            (297)                73,144
Foreign government                                3,040             229               -                  3,269
Mortgage-backed securities                       52,313           2,845             (18)                55,140
                                              ----------        -------         --------            -----------
    Total fixed income securities             $ 141,553         $ 6,673        $   (315)             $ 147,911
                                              ==========        =======         ========            ===========

                          LINCOLN BENEFIT LIFE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                ($ in thousands)


Scheduled maturities
The scheduled maturities for fixed income securities are as follows at December 31, 1998:

                                                   Amortized                Fair
                                                      cost                  value

Due in one year or less                           $      4,525            $    4,554
Due after one year through five years                   25,829                26,625
Due after five years through ten years                  58,047                60,861
Due after ten years                                     13,282                15,777
                                                        ------                ------
                                                       101,683               107,817
Mortgage-backed securities                              48,215                51,167
                                                        ------                ------
     Total                                         $   149,898            $  158,984
                                                   ===========            ==========

Actual maturities may differ from those scheduled as a result of prepayments by the issuers.

Net investment income
Year ended December 31,                                             1998              1997             1996
                                                                    ----              ----             ----
Fixed income securities                                       $    10,375      $    10,723       $     9,825
Short-term investments                                                231              160               215
                                                                      ---              ---               ---
    Investment income, before expense
                                                                   10,606           10,883            10,040
    Investment expense                                                366              313               521
                                                                      ---              ---               ---
    Net investment income                                     $    10,240      $    10,570       $     9,519
                                                              ===========      ===========       ===========



Realized capital gains and losses
Year ended December 31,                                             1998              1997             1996
                                                                    ----              ----             ----

Fixed income securities                                        $         134    $          17     $           6
    Income taxes                                                          47                6                 2
                                                               -------------    -------------     -------------
    Realized capital gains and losses, after tax               $          87    $          11     $           4
                                                               =============    =============     =============

Excluding calls and prepayments, there were no gains or losses realized on sales of fixed income securities during 1998,1997 and 1996.

Unrealized net capital gains
Unrealized   net  capital   gains  on  fixed  income   securities   included  in
shareholder's equity at December 31, 1998 are as follows:

                                              Cost/                              Gross unrealized         Unrealized
                                          amortized cost       Fair value      Gains        Losses         net gains
  Fixed income securities                 $   149,898          $ 158,984    $  9,257    $     (171)     $       9,086
                                          ===============      =========    ========    ==========
  Deferred income taxes                                                                                        (3,180)
                                                                                                        --------------
  Unrealized net capital gains                                                                          $       5,906
                                                                                                        =============

                          LINCOLN BENEFIT LIFE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                ($ in thousands)



Change in unrealized net capital gains and losses
Year ended December 31,                                      1998               1997               1996
                                                             ----               ----               ----
    Fixed income securities                                  2,729         $    3,585       $     (4,918)
    Deferred income taxes                                     (955)            (1,254)             1,721
                                                            -------            -------            -------

    Increase (decrease) in unrealized net
         capital gains                                 $     1,774         $    2,331       $     (3,197)
                                                            =======            =======            =======

Securities on deposit
At December 31, 1998, fixed income securities with a carrying value of $8,945 were on deposit with regulatory authorities as required by law.


5.       Financial Instruments

In the normal course of business, the Company invests in various financial assets and incurs various financial liabilities. The fair value estimates of financial instruments presented on the following page are not necessarily indicative of the amounts the Company might pay or receive in actual market transactions. Potential taxes and other transaction costs have not been considered in estimating fair value. The disclosures that follow do not reflect the fair value of the Company as a whole since a number of the Company's significant assets (including reinsurance recoverable) and liabilities (including traditional life and universal life-type insurance reserves, and deferred income taxes) are not considered financial instruments and are not carried at fair value. Other assets and liabilities considered financial instruments, such as accrued investment income and cash, are generally of a short-term nature. Their carrying values are assumed to approximate fair value.


Financial assets
The carrying value and fair value of financial assets at December 31, are as follows:

                                                         1998                                    1997
                                                         ----                                    ----
                                               Carrying             Fair                Carrying           Fair
                                                 value              value                 value            value
Fixed income securities                  $      158,984     $      158,984     $        147,911   $       147,911
Short-term investments                            3,675              3,675                1,020             1,020
Separate Accounts                               763,416            763,416              447,658           447,658

Fair values for fixed income securities are based on quoted market prices where available. Non-quoted securities are valued based on discounted cash flows using current interest rates for similar securities. Short-term investments are highly liquid investments with maturities of less than one year whose carrying value approximates fair value. Separate Accounts assets are carried in the consolidated statements of financial position at fair value based on quoted market prices.

Financial liabilities
The carrying value and fair value of financial liabilities at December 31, are as follows:

                                                        1998                                 1997
                                                        ----                                 ----
                                             Carrying             Fair             Carrying            Fair
                                              value               value              value             value
Contractholder funds on
     investment contracts               $    5,220,485      $   5,006,124      $  5,188,474     $   4,941,732
Separate Accounts                              763,416            763,416           447,658           447,658


The fair value of contractholder funds on investment contracts is based on the terms of the underlying contracts. Reserves on investment contracts with no stated maturities (single premium and flexible premium deferred annuities) are valued at the account balance less surrender charges. The fair value of immediate annuities and annuities without life contingencies with fixed terms is estimated using discounted cash flow calculations based on interest rates currently offered for contracts with similar terms and durations. Separate Accounts liabilities are carried at the fair value of the underlying assets.

                          LINCOLN BENEFIT LIFE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                ($ in thousands)



6.   Income Taxes

The Company joins the Corporation and its other eligible domestic subsidiaries (the "Allstate Group") in the filing of a consolidated federal income tax return and is party to a federal income tax allocation agreement (the "Allstate Tax Sharing Agreement"). Under the Allstate Tax Sharing Agreement, the Company pays to or receives from the Corporation the amount, if any, by which the Allstate Group's federal income tax liability is affected by virtue of inclusion of the Company in the consolidated federal income tax return. Effectively, this results in the Company's annual income tax provision being computed, with adjustments, as if the Company filed a separate return.

Prior to Sears, Roebuck and Co.'s ("Sears") distribution ("Sears distribution") on June 30, 1995 of its 80.3% ownership in the Corporation to Sears shareholders, the Allstate Group, including the Company, joined with Sears and its domestic business units (the "Sears Group") in the filing of a consolidated federal income tax return (the "Sears Tax Group") and were parties to a federal income tax allocation agreement (the "Tax Sharing Agreement"). Under the Tax Sharing Agreement, the Company, through the Corporation, paid to or received from the Sears Group the amount, if any, by which the Sears Tax Group's federal income tax liability was affected by virtue of inclusion of the Company in the consolidated federal income tax return.

As a result of the Sears distribution, the Allstate Group was no longer included in the Sears Tax Group, and the Tax Sharing Agreement was terminated. Accordingly, the Allstate Group and Sears Group entered into a new tax sharing agreement, which adopts many of the principles of the Tax Sharing Agreement and governs their respective rights and obligations with respect to federal income taxes for all periods prior to the Sears distribution, including the treatment of audits of tax returns for such periods.

The Internal Revenue Service ("IRS") has completed its review of the Allstate Group's income tax returns through the 1993 tax year. Any adjustments that may result from IRS examinations of tax returns are not expected to have a material impact on the financial position, liquidity or result of operations of the Company.

The components of the deferred income tax assets and liabilities at December 31, are as follow:


                                                                                     1998                  1997
                                                                                     ----                  ----
Deferred assets
Separate Accounts                                                                 $      -                $ 393
                                                                                       ---                -----

Deferred liabilities
Unrealized net capital gains                                                        (3,180)              (2,225)
Difference in tax bases of investments                                              (2,244)              (2,265)
Other liabilities                                                                     (122)                 (52)
                                                                                    --------            ---------
    Total deferred liabilities                                                      (5,546)              (4,542)
                                                                                    --------            ---------
      Net deferred liability                                                      $ (5,546)           $  (4,149)
                                                                                    ========            ========

The components of the income tax expense for the year ended at December 31, are as follow:

                                                                     1998             1997             1996
                                                                     ----             ----             ----
Current                                                           $ 3,262          $ 4,321          $ 3,082
Deferred                                                              442             (586)             (62)
                                                               -----------      -----------       ----------
    Total income tax expense                                      $ 3,704          $ 3,735          $ 3,020
                                                                  =======           =======         ========


The Company paid income taxes of $731, $4,116 and $2,864 in 1998, 1997 and 1996, respectively. The Company had a current income tax liability of $3,659 and $1,128 at December 31, 1998 and 1997, respectively.

                          LINCOLN BENEFIT LIFE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                ($ in thousands)



A reconciliation of the statutory federal income tax rate to the effective income tax rate on income from operations for the year ended December 31, is as follows:


                                                                    1998              1997              1996
                                                                    ----              ----              ----
Statutory federal income tax rate                                   35.0%             35.0%             35.0%
Other                                                                 .7                .3                .1
                                                                   -------           ------            ------

Effective income tax rate                                           35.7%             35.3%             35.1%
                                                                   ========          ========          ========


Prior to January 1, 1984, the Company was entitled to exclude certain amounts from taxable income and accumulate such amounts in a "policyholder surplus" account. The balance in this account at December 31, 1998, approximately $340, will result in federal income taxes payable of $119 if distributed by the Company to ALIC. No provision for taxes has been made as the Company has no plan to distribute amounts from this account. No further additions to the account have been permitted since the Tax Reform Act of 1984.


7.       Statutory Financial Information

Permitted statutory accounting practices
The Company prepares its statutory financial statements in accordance with accounting principles and practices prescribed or permitted by the Nebraska Department of Insurance. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners ("NAIC"), as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The Company does not follow any permitted statutory accounting practices that have a significant impact on statutory surplus or statutory net income.

The NAIC's codification initiative has produced a comprehensive guide of revised statutory accounting principles. While the NAIC has approved a January 1, 2001 implementation date for the newly developed guidance, companies must adhere to the implementation date adopted by their state of domicile. The Company's state of domicile, Nebraska, is continuing its comparison of codification and current statutory accounting requirements to determine the necessary revisions to existing state laws and regulations. The requirements are not expected to have a material impact on the statutory surplus of the Company.

Dividends
The ability of the Company to pay dividends is dependent on business conditions, income, cash requirements of the Company and other relevant factors. The payment of shareholder dividends by insurance companies without the prior approval of the state insurance regulator is limited to formula amounts based on net income and capital and surplus, determined in accordance with statutory accounting practices, as well as the timing and amount of dividends paid in the preceding twelve months. The maximum amount of dividends that the Company can distribute during 1999 without prior approval of the Nebraska Department of Insurance is $14,434.

                          LINCOLN BENEFIT LIFE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                ($ in thousands)

8.  Commitments and Contingent Liabilities

Leases
The Company leases certain office facilities. Total rent expense for all leases was $1,358, $1,274 and $1,039 in 1998, 1997 and 1996, respectively. Minimum rental commitments under noncancelable operating leases with initial or remaining term of more than one year as of December 31, are as follows:

                                               1998

                                  1999                    $ 1,395
                                  2000                      1,174
                                  2001                         12
                                  2002                         12
                                  2003                         12
                            Thereafter                        276
                                                            -----
                                                          $ 2,881
                                                           =======

In  1998,  the  Company  accrued  lease   cancellation   charges  of  $1,100  in
anticipation of terminating a particular lease, included in the table above, for office space which is expected to be vacated by the end of 1999.

Regulation and legal proceedings
The Company's business is subject to the effects of a changing social, economic and regulatory environment. Public and regulatory initiatives have varied and have included employee benefit regulation, controls on medical care costs, removal of barriers preventing banks from engaging in securities and insurance business, tax law changes affecting the taxation of insurance companies, and tax treatment of insurance products and its impact on the relative desirability of various personal investment vehicles, and proposed legislation to prohibit the use of gender in determining insurance rates and benefits. The ultimate changes and eventual effects, if any, of these initiatives are uncertain.

From time to time the Company is involved in pending and threatened litigation in the normal course of its business in which claims for monetary damages are asserted. In the opinion of management, the ultimate liability, if any, arising from such pending or threatened litigation is not expected to have a material effect on the results of operations, liquidity or financial position of the Company.


9.       Other Comprehensive Income

The components of other comprehensive income on a pretax and after-tax basis for the year ended December 31, are as follows:


                                    1998                                1997                                 1996
                       -------------------------------------  ---------------------------------  ----------------------------------
                                                   After-                             After-                             After-
                          Pretax        Tax         tax        Pretax       Tax        tax         Pretax       Tax        tax
Unrealized capital
gains
 and losses:
-----------------------
  Unrealized holding
   gains (losses)
   arising during the
   period                $ 2,863     $(1,002)     $1,861      $3,602    $(1,260)     $2,342      $(4,912)    $1,719    $(3,193)
  Less:
reclassification
   adjustment for
   realized capital
   gains included in
   net income                134         (47)         87          17         (6)         11            6         (2)         4
                         --------  -----------  ----------   ---------- ----------  ----------   -----------   --------  --------
Unrealized net
  Capital gains
(losses)                   2,729        (955)      1,774       3,585     (1,254)      2,331       (4,918)       1,721    (3,197)
                         --------  -----------  ----------   ----------  ---------  ----------  ----------    --------   -------

  Other comprehensive
     Income             $  2,729     $  (955)    $ 1,774      $3,585    $(1,254)    $ 2,331      $(4,918)      $1,721   $(3,197)
                         ========     =======     =======      ======    =======     =======      =======      ======    =======

                          LINCOLN BENEFIT LIFE COMPANY
                            SCHEDULE IV - REINSURANCE
                                ($ in thousands)






                                                                    Gross                                 Net
Year Ended December 31, 1998                                        amount             Ceded            amount
----------------------------                                        ------             -----            ------
Life insurance in force                                       $97,690,299         $97,690,299       $           -
                                                              ===========         ===========       =============

Premiums and contract charges:
         Life and annuities                                   $   287,839         $   287,839       $           -
         Accident and health                                        3,450               3,450                   -
                                                              -----------         -----------       -------------
                                                              $   291,289         $   291,289       $           -
                                                              ===========         ===========       =============


                                                                    Gross                                 Net
Year Ended December 31, 1997                                       amount              Ceded            Amount
----------------------------                                       -------             ------           ------

Life insurance in force                                       $72,754,000         $72,754,000       $           -
                                                              ===========         ===========       =============

Premiums and contract charges:
         Life and annuities                                   $   277,825         $   277,825       $           -
         Accident and health                                       35,217              35,217                   -
                                                              -----------         -----------       -------------
                                                              $   313,042         $   313,042       $           -
                                                              ===========         ===========       =============




                                                                    Gross                                Net
Year Ended December 31, 1996                                        amount             Ceded            amount
----------------------------                                        ------             -----            ------

Life insurance in force                                       $51,514,000         $51,514,000       $           -
                                                              ===========         ===========       =============

Premiums and contract charges:
         Life and annuities                                   $   191,475         $   191,475       $           -
         Accident and health                                  $     9,566         $     9,566       $           -
                                                              -----------         -----------       -------------
                                                              $   201,041         $   201,041       $           -
                                                              ===========         ===========       =============




                          LINCOLN BENEFIT LIFE COMPANY
                  CONSOLIDATED STATEMENTS OF FINANCIAL POSITION
                                   UNAUDITED

                                                                  June 30,                     December 31,
                                                                    1999                           1998
                                                         ----------------------------   ----------------------------
($ in thousands)                                                 (Unaudited)

Assets
Investments
   Fixed income securities at fair value
      (amortized cost $143,046 and $149,898)                $    144,746                    $   158,984
   Short-term                                                     15,605                          3,675
                                                                 -------                         -----
         Total investments                                       160,351                        162,659

Cash                                                               1,115                          1,735
Reinsurance recoverable from
   Allstate Life Insurance Company                             7,162,569                      6,938,717
Reinsurance recoverable from non-affiliates                      231,846                        191,092
Receivable from affiliates, net                                   51,962                         37,073
Other assets                                                      26,989                         25,286
Separate Accounts                                              1,004,983                        763,416
                                                              ----------                        -------
         Total assets                                       $  8,639,815                    $  8,119,978
                                                            ============                    ============

Liabilities
Reserve for life-contingent contract benefits               $    395,602                    $   338,069
Contractholder funds                                           6,989,125                      6,785,070
Current income taxes payable                                       5,308                          3,659
Deferred income taxes                                              2,982                          5,546
Other liabilities and accrued expenses                            83,729                         64,440
Separate Accounts                                              1,004,983                        763,416
                                                              ----------                        -------
         Total liabilities                                     8,481,729                      7,960,200
                                                              ----------                      ---------

Commitments and Contingent Liabilities (Note 4)

Shareholder's Equity
Common stock, $100 par value, 30,000 shares
      authorized, 25,000 issued and outstanding                    2,500                          2,500
Additional capital paid-in                                       116,750                        116,750
Retained income                                                   37,731                         34,622

Accumulated other comprehensive income:
    Unrealized net capital gains                                   1,105                          5,906
                                                                  ------                          -----
         Total accumulated other comprehensive                     1,105                          5,906
                                                                  ------                          -----
income
         Total shareholder's equity                              158,086                        159,778
                                                                --------                        -------
         Total liabilities and shareholder's                $  8,639,815                    $ 8,119,978
equity                                                      ============                    ===========

See notes to consolidated financial statements.

                          LINCOLN BENEFIT LIFE COMPANY
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                                  UNAUDITED




                                                  Three Months Ended                          Six Months Ended
                                                       June 30,                                   June 30,
                                           ----------------------------------       -------------------------------------
($ in thousands)                                1999              1998                    1999               1998
                                           ----------------  ----------------       -----------------  ------------------
                                                      (Unaudited)                               (Unaudited)
Revenues
Net investment income                        $   2,727           $   2,619              $  5,386            $ 5,179

Realized capital gains and losses                 (410)                  -                  (409)                 -

Other income (expense)                            (153)                 35                  (191)                54
                                                 -----               -----                 -----             ------
Income from operations before
   income tax                                    2,164               2,654                 4,786              5,233

Income tax expense                                 748                 929                 1,677              1,841
                                                  ----                ----                ------              -----

Net income                                   $   1,416            $  1,725              $  3,109            $ 3,392
                                               =========            ========           =========            =======














See notes to consolidated financial statements.



                                      F-17


                          LINCOLN BENEFIT LIFE COMPANY
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                                  UNAUDITED


                                                                                        Six Months Ended
                                                                                            June 30,
                                                                           -------------------------------------------
($ in thousands)                                                                  1999                      1998
                                                                           -------------------          --------------
                                                                                              (Unaudited)

Cash flows from operating activities
Net income                                                                    $     3,109                  $   3,392
Adjustments to reconcile net income to net cash provided by operating activities:
       Depreciation, amortization and other non-cash items                              7                          -
       Realized capital gains and losses                                              409                          -
       Changes in:
           Reserve for life-contingent contract benefits and
               contractholder funds                                                (3,018)                    (6,728)
           Income taxes payable                                                     1,670                      7,500
           Other operating assets and liabilities                                   1,337                     55,546
                                                                                    -----                     ------
               Net cash provided by operating activities                            3,514                     59,710
                                                                                    -----                     ------

Cash flows from investing activities
Fixed income securities
       Proceeds from sales                                                          9,193                          -
       Investment collections                                                       8,397                      4,163
       Investments purchases                                                       (9,805)                    (6,200)
Change in short-term investments, net                                             (11,919)                    (4,846)
               Net cash used in investing activities                               (4,134)                    (6,883)

Net (decrease) increase in cash                                                      (620)                    52,827
Cash at the beginning of year                                                       1,735                      4,220
                                                                                   ------                     ------
Cash at end of year                                                          $      1,115             $       57,047
                                                                             ============             ==============



See notes to consolidated financial statements.

                          LINCOLN BENEFIT LIFE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   UNAUDITED



1.       Basis of Presentation

     The accompanying consolidated financial statements include the accounts of Lincoln Benefit Life Company ("LBL") and its wholly owned subsidiary, AFD Inc., (formerly Allstate Financial Distributors, Inc.) a registered broker-dealer (collectively, the "Company"). LBL is a wholly owned subsidiary of Allstate Life Insurance Company ("ALIC"), which is wholly owned by Allstate Insurance Company ("AIC"), a wholly owned subsidiary of The Allstate Corporation (the "Corporation"). These consolidated financial statements have been prepared in conformity with generally accepted accounting principles.

      The consolidated financial statements and notes as of June 30, 1999 and for the three month and six month periods ended June 30, 1999 and 1998 are unaudited. The consolidated financial statements reflect all adjustments (consisting only of normal recurring accruals) which are, in the opinion of management, necessary for the fair presentation of the financial position, results of operations and cash flows for the interim periods. The consolidated financial statements and notes should be read in conjunction with the consolidated financial statements and notes thereto included in the Lincoln Benefit Life Company Annual Report on Form 10K for 1998. The results of operations for the interim periods should not be considered indicative of results to be expected for the full year.

      Effective January 1, 1999, the Company adopted Statement of Position ("SOP") 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments." The SOP provides guidance concerning when to recognize a liability for insurance-related assessments and how those liabilities should be measured. Specifically, insurance-related assessments should be recognized as liabilities when all of the following criteria have been met: 1) an assessment has been imposed or it is probable that an assessment will be imposed, 2) the event obligating an entity to pay an assessment has occurred and 3) the amount of the assessment can be reasonably estimated. The adoption of this statement was immaterial to the Company's results of operations and financial position.

      To conform with the 1999 presentation, certain amounts in the prior years' consolidated financial statements and notes have been reclassified.

2.   Reinsurance

     The  Company  has  reinsurance  agreements  whereby  premiums, contract charges, credited interest, policy benefits and certain expenses are ceded, primarily to ALIC and reflected net of such reinsurance in the consolidated statements of operations. The amounts shown in the Company's consolidated  statements  of operations  relate to the  investment of those assets of the Company that are not transferred under reinsurance agreements. Reinsurance recoverable and the related reserve for life-contingent contract benefits and contractholder funds are reported separately in the consolidated statements of financial position. The Company continues to have primary liability as the direct insurer for risks reinsured.

      Investment income earned on the assets which support contractholder funds and the reserve for life-contingent contract benefits is not included in the Company's financial statements as those assets are owned and managed under the terms of reinsurance agreements. The following amounts were ceded to ALIC under reinsurance agreements.

                                                     Three Months Ended                    Six Months Ended
                                                          June 30,                             June 30,
                                               --------------------------------     -------------------------------
           ($ in thousands)                         1999              1998             1999              1998
                                               ---------------    -------------     ------------    ---------------
           Premiums                                $   16,541       $    8,815         $ 29,924          $  17,963
           Contract charges                            29,041           25,307           60,938             49,876
           Credited interest, policy
             benefits, and expenses                   182,651          165,134          349,939            288,232


                          LINCOLN BENEFIT LIFE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   UNAUDITED



3.       Comprehensive Income

      The components of other comprehensive income on a pretax and after-tax basis are as follows:

                                                                        Three Months Ended June 30,
                                         ------------------------------------------------------------------------------
         ($ in thousands)                                   1999                                      1998
                                         --------------------------------------     -----------------------------------
                                                                     After-                                   After-
                                            Pretax        Tax          tax            Pretax        Tax         tax

         Unrealized capital
           gains and losses:
        --------------------------------
         Unrealized holding
           (losses) gains arising
           during the period               $ (4,630)     $ 1,620       $(3,010)         $   895     $  (313)   $  582
         Less:  reclassification
           adjustment for realized
           net (losses) included in
           net income                          (410)         143          (267)               -           -         -
                                             --------   --------      ---------          -------     --------   ------

         Unrealized net capital
            (losses) gains                   (4,220)       1,477        (2,743)             895         (313)      582
                                             -------    --------      ---------          -------     --------   ------
         Other comprehensive
           (loss) income                    $(4,220)     $ 1,477        (2,743)         $   895     $   (313)      582
                                             =======     =======                         =======     =======

         Net income                                                      1,416                                   1,725
                                                                         -----                                   -----

         Comprehensive
           (loss) income                                               $(1,327)                                 $2,307
                                                                        =======                                 ======


                                                                          Six Months Ended June 30,
                                         ---------------------------------------------------------------------------------
         ($ in thousands)                                   1999                                       1998
                                         --------------------------------------     --------------------------------------
                                                                     After-                                     After-
                                            Pretax        Tax          tax            Pretax         Tax          tax

         Unrealized capital
           gains and losses:
        --------------------------------

         Unrealized holding
           (losses) gains arising
           during the period               $ (7,795)     $ 2,728       $(5,067)       $   918     $  (321)      $    597
         Less:  reclassification
           adjustment for realized
           net capital gains
           (losses) included in
           net income                          (409)         143          (266)             -            -             -
                                             -------      ------       --------       ---------   ---------      --------

         Unrealized net capital
            (losses) gains                   (7,386)       2,585        (4,801)           918        (321)           597
                                             ------       ------       --------       ---------   ---------      --------
         Other comprehensive
           (loss) income                   $ (7,386)     $ 2,585        (4,801)        $  918     $  (321)           597
                                            =======      =======                      =======     =======

         Net income                                                      3,109                                     3,392
                                                                         -----                                   --------

         Comprehensive
           (loss) income                                               $(1,692)                                 $  3,989
                                                                        =======                                   =======



4.    Regulation and Legal Proceedings

     The Company is subject to the effects of a changing social, economic and regulatory environment. Public and regulatory initiatives have varied and have included efforts to adversely influence and restrict premium rates, restrict the Company's ability to cancel policies, impose underwriting standards and expand overall regulation. The ultimate changes and eventual effects, if any, of these initiatives are uncertain.

     Various other legal and regulatory actions are currently pending that involve the Company and specific aspects of its conduct of business. In the opinion of management, the ultimate liability, if any, in one or more of these actions in excess of amounts currently reserved is not expected to have a material effect on the results of operations, liquidity or financial position of the Company.

                                   APPENDIX A
                         PORTFOLIOS AND PERFORMANCE DATA
                                PERFORMANCE DATA

From time to time the Separate Account may advertise the PIMCO Money Market Subaccount's "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the PIMCO Money Market Subaccount refers to the net income earned by the Subaccount over the seven-day period stated in the advertisement. This income is then "annualized." That is, the amount of income earned during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by the investment is assumed to be reinvested at the end of each seven-day period. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. Neither the yield nor the effective yield takes into consideration the effect of any capital gains or losses that might have occurred during the seven day period, nor do they reflect the impact of any premium tax charge or Withdrawal Charges. The impact of other, recurring charges on both yield figures is, however, reflected in them to the same extent it would affect the yield (or effective yield) for a Contract of average size.

In addition, the Separate Account may advertise an annualized 30-day (or one month) yield figure for Subaccounts other than the PIMCO Money Market Subaccount. These yield figures are based upon the actual performance of the Subaccount over a 30-day (or one month) period ending on a date specified in the advertisement. Like the money market yield data described above, the 30-day (or one month) yield data will reflect the effect of all recurring Contract charges, but will not reflect any Withdrawal Charges or premium tax charge. The yield figure is derived from net investment gain (or loss) over the period expressed as a fraction of the investment's value at the end of the period.

The Separate Account may also advertise standardized and non-standardized "total return" data for its Subaccounts. Like the yield figures described above, total return figures are based on historical data and are not intended to indicate future performance. The standardized "total return" compares the value of a hypothetical investment made at the beginning of the period to the value of the same hypothetical investment at the end of the period. Standardized total return figures reflect the deduction of any Withdrawal Charge that would be imposed upon a complete redemption of the Contract at the end of the period. Recurring Contract charges are reflected in the standardized total return figures in the same manner as they are reflected in the yield data for Contracts funded through the Money Market Subaccount.

In addition to the standardized "total return," the Separate Account may advertise non-standardized "total return." Non-standardized total return is calculated in a similar manner and for the same time periods as the standardized total return except that the Withdrawal Charge is not deducted. Further, we assumed an initial hypothetical investment of $50,000, because $50,000 is closer to the average Purchase Payment of a Contract which we expect to write. Standardized total return, on the other hand, assumes an initial hypothetical investment of $1,000.

The Separate Account may also disclose yield and non-standardized total return for time periods before the date the Separate Account commenced operations. In this case, performance data for the Subaccounts is calculated based on the performance of the Portfolios and assumes that the Subaccounts existed during the same time period as the Portfolios, with recurring Contract charges equal to those currently assessed against the Subaccounts.


Our advertisements may also compare the performance of our Subaccounts with: (a) certain unmanaged market indices, including but the Dow Jones Industrial Average, the Standard & Poor's 500, and the Shearson Lehman Bond Index; and/or
(b) other management investment companies with investment objectives similar to the underlying funds being compared. Our advertisements also may include the performance ranking assigned by various publications, including the Wall Street Journal, Forbes, Fortune, Money, Barron's, Business Week, USA Today, and statistical services, including Lipper Analytical Services Mutual Fund Survey, Lipper Annuity and Closed End Survey, the Variable Annuity Research Data Survey, and SEI.

The Contract charges are described in more detail on pages 29-31. We have described the computation of advertised performance data for the Separate Account in more detail beginning on page S-6 of the Statement of Additional Information.

                                   APPENDIX B
                    ILLUSTRATION OF A MARKET VALUE ADJUSTMENT

Purchase Payment:          $40,000.00
Credit Enhancement:          1,600.00

Guarantee Period:          5 Years

Guaranteed Interest Rate:  5% Annual Effective Rate

5-year Treasury Rate at
Time of Purchase Payment:  6%

The following examples illustrate how the Market Value Adjustment and the Withdrawal Charge may affect the values of a Contract upon a withdrawal. The 5% assumed Guaranteed Interest Rate is the rate required to be used in the "Summary of Expenses." In these examples, the withdrawal occurs one year after (in the second Contract Year) the Issue Date. The Market Value Adjustment operates in a similar manner for transfers, except that there is no free amount for transfers. No Withdrawal Charge applies to transfers.

Assuming that the entire $40,000.00 Purchase Payment and $1,600.00 Credit Enhancement are allocated to the Guaranteed Maturity Fixed Account for the Guarantee Period specified above, at the end of the five-year Guarantee Period the Contract Value would be $53,093.31. After one year, when the withdrawals occur in these examples, the Contract Value would be $43,680.00. We have assumed that no prior partial withdrawals or transfers have occurred.

The Market Value Adjustment and the Withdrawal Charge only apply to the portion of a withdrawal that is greater than the Free Withdrawal Amount. Accordingly, the first step is to calculate the Free Withdrawal Amount.

The Free Withdrawal Amount is equal to:

    (a) the greater of:

     -    earnings not previously withdrawn; or

     -    15% of your total  Purchase  Payments in the most recent  eight years;
          plus

    (b) an amount equal to your total Purchase Payments made more than eight years ago, to the extent not previously withdrawn.


Here, (a) equals $6,000.00, because 15% of the total Purchase Payments in the most recent eight years ($6,000.00 = 15% X $40,000.00) is greater than the earnings not previously withdrawn ($3,680.00). (B) equals $0, because all of the Purchase Payments were made less than eight years age. Accordingly, the Free Withdrawal Amount is $6,000.00.


The formula that we use to determine the amount of the Market Value Adjustment is:

 .9 X (I-J) X N,

where:

     I = the Treasury Rate for a maturity equal to the relevant Guarantee Period for the week preceding the beginning of the Guarantee Period;

     J = the Treasury Rate for a maturity equal to the relevant Guarantee Period for the week preceding our receipt of your withdrawal request, death benefit request, transfer request, or annuity option request; and

     N = the number of whole and partial years from the date we receive your request until the end of the relevant Guarantee Period.

We will base the Market Value Adjustment on the current Treasury Rate for a maturity corresponding in length to the relevant Guarantee Period. These examples also show the Withdrawal Charge (if any), which would be calculated separately from the Market Value Adjustment.

EXAMPLE OF A DOWNWARD MARKET VALUE ADJUSTMENT

A downward Market Value Adjustment results from a full or partial withdrawal that occurs when interest rates have increased. Assume interest rates have increased one year after the Purchase Payment, such that the five-year Treasury Rate is now 6.5%. Upon a withdrawal, the market value adjustment factor would be:

    .9 X (.06 - .065) X 4 = -.0180

The Market Value Adjustment is a reduction of $678.24 from the amount withdrawn:

    $-678.24 = -.0180 X ($43,680 - $6,000.00)

A Withdrawal Charge of 7% (assuming the Withdrawal occurs at the start of the second Contract year) would be assessed against the Purchase Payments withdrawn that are less than eight years old and are not eligible for free withdrawal. Under the Contract, earnings are deemed to be withdrawn before Purchase Payments. Accordingly, in this example, the amount of the Purchase Payment eligible for free withdrawal would equal the Free Withdrawal Amount less the interest credited or $2,320.00 ($6,000.00 - $3,680.00).

Therefore, the Withdrawal Charge would be:

        $2,637.60 = 7% X (40,000.00 - $2,320.00)

As a result, the net amount payable to you would be:

        $40,364.16 = $43,680.00 - $678.24 - $2,637.60

EXAMPLE OF AN UPWARD MARKET VALUE ADJUSTMENT

An upward Market Value Adjustment results from a withdrawal that occurs when interest rates have decreased. Assume interest rates have decreased one year after the Purchase Payment, such that the five-year Treasury Rate is now 5.5%. Upon a withdrawal, the market value adjustment factor would be:

        .9 X (.06 - .055) X 4 = .0180

The Market Value Adjustment would increase the amount withdrawn by $648.00, as follows:

        $678.24 = .0180 X ($43,680 - $6,000.00)

As above, in this example, the amount of the Purchase Payment eligible for free withdrawal would equal the Free Withdrawal Amount less the interest credited or $2,320.00 ($6,000.00 - $3,680.00). Therefore, the Withdrawal Charge would be:

        $2,637.60 = 7% X ($40,000.00 - $2,320.00)

As a result, the net amount payable to you would be:

        $41,720.64 = $43,680.00 + $678.24 - $2,637.60

EXAMPLE OF A PARTIAL WITHDRAWAL

If you request a partial withdrawal from a Guarantee Period, we can either (1) withdraw the specified amount of Contract Value and pay you that amount as adjusted by any applicable Market Value Adjustment or (2) pay you the amount requested, and subtract an amount from your Contract Value that equals the requested amount after application of the Market Value Adjustment and Withdrawal Charge. Unless you instruct us otherwise, when you request a partial withdrawal we will assume that you wish to receive the amount requested. We will make the necessary calculations and on your request provide you with a statement showing our calculations.

For example, if in the first example you wished to receive $20,000.00 as a partial withdrawal, the Market Value Adjustment and Withdrawal Charge would be calculated as follows:

let:     AW   =  the total amount to be withdrawn from your contract value
         MVA  =  Market Value Adjustment
         WC   =  Withdrawal Charge
         AW'  =  amount subject to Market Value Adjustment and Withdrawal Charge

Then     AW - $20,000.00 = WC-MVA

Since neither the Market Value Adjustment nor the Withdrawal Charge apply to the free withdrawal amount, we can solve directly for the amount subject to the Market Value Adjustment and the Withdrawal Charge (i.e., AW'), which equals AW -$6,000.00. Then, AW = AW' + $6,000, and AW' + $6,000.00 - $20,000.00 = MVA +
WC.

           MVA        =          -.018 X AW'
           WC         =          .07 X AW'

(since the Market Value Adjustment is a reduction from amount withdrawn, it operates in the same direction as the Withdrawal Charge)

           WC - MVA = .088AW'
           AW' - $14,000.00 = .088AW'
           AW' = $14,000.00 / (1 - .088) = $15,350.88
           MVA = -.018 X $15,350.88 = $276.32
           WC = .07 X $15,350.88 = $1,074.56

AW = Total amount withdrawn = $15,350.88 + $6,000.00 = $21,350.88

You receive $20,000.00; the total amount subtracted from your contract is $21,350.88; the Market Value Adjustment is $276.32; and the Withdrawal Charge is $1,074.56. Your remaining Contract Value is $20,649.12.

If, however, in the same example, you wished to withdraw $20,000.00 from your Contract Value and receive the adjusted amount, the calculations would be as follows:

By definition, AW = total amount withdrawn from your Contract Value = $20,000.00

      AW'  =  amount that MVA & WC are applied to
           = amount withdrawn in excess of Free Amount = $20,.000.00 - $6,000.00 = $14,000.00
      MVA  =  -.018 X $14,000.00 = $-252.00

      WC   =  .07 X $14,000.00 = $980.00

You would receive $20,000.00 - $252.00 - $980.00 = $18,768.00;  the total amount subtracted from your Contract Value is $20,000.00. Your remaining Contract Value would be $22,000.00.

EXAMPLE OF FREE WITHDRAWAL AMOUNT


Assume that in the foregoing example, after four years $10,565.06 in earnings; including the Credit Enhancement had been credited and that the Contract Value in the Fixed Account equaled $50,565.06. In this example, if no prior withdrawals have been made, you could withdraw up to $10,565.06 without incurring a Market Value Adjustment or a Withdrawal Charge. The Free Withdrawal Amount would be $10,565.06, because the interest credited ($10,565.06) is greater than 15% of the Total Purchase Payments in the most recent eight years ($40,000.00 X .15 = $6,000.00).

                       STATEMENT OF ADDITIONAL INFORMATION

         FLEXIBLE PREMIUM INDIVIDUAL DEFERRED VARIABLE ANNUITY CONTRACTS

                  LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                     DEPOSITOR: LINCOLN BENEFIT LIFE COMPANY

This Statement of Additional Information is not a prospectus. You should also read the prospectus relating to the annuity contracts described above. You may obtain a copy of the prospectus without charge by calling us at 1-800-525-9287 or writing to us at the following address:

                          Lincoln Benefit Life Company
                                 P.O. Box 82532
                          Lincoln, Nebraska 68501-2532

                    The date of this Statement of Additional
                  Information and of the related Prospectus is:
                               September 28, 1999.

                                TABLE OF CONTENTS

                                                              PAGE
                                                              -----
THE CONTRACT......................................             S-2
  ANNUITY PAYMENTS................................             S-2
  INITIAL MONTHLY ANNUITY PAYMENT.................             S-2
  SUBSEQUENT MONTHLY PAYMENTS.....................             S-2
  TRANSFERS AFTER ANNUITY DATE....................             S-2
  ANNUITY UNIT VALUE..............................             S-3
  ILLUSTRATIVE EXAMPLE OF ANNUITY UNIT VALUE
    CALCULATION...................................             S-3
  ILLUSTRATIVE EXAMPLE OF VARIABLE ANNUITY
    PAYMENTS......................................             S-4

ADDITIONAL FEDERAL INCOME TAX INFORMATION.........             S-4
  INTRODUCTION....................................             S-4
  TAXATION OF LINCOLN BENEFIT LIFE COMPANY........             S-4
  EXCEPTIONS TO THE NON-NATURAL OWNER RULE........             S-5
  IRS REQUIRED DISTRIBUTION AT DEATH RULES........             S-5
  QUALIFIED PLANS.................................             S-5
  TYPES OF QUALIFIED PLANS........................             S-5

SEPARATE ACCOUNT PERFORMANCE......................             S-6

EXPERTS...........................................             S-12

FINANCIAL STATEMENTS..............................             S-12

                                  THE CONTRACT

ANNUITY PAYMENTS

The amount of your annuity payments will depend on the following factors:

     (a) the amount of your Contract Value on the Valuation Date next preceding the Annuity Date, minus any applicable premium tax charge and adjusted by any applicable Market Value Adjustment;

     (b)  the Payment Option you have selected;

     (c)  the payment frequency you have selected;

     (d) the age and, in some cases, the sex of the Annuitant and any Joint Annuitant; and

     (e) for Variable Annuity Payments only, the investment performance after the Annuity Date of the Subaccounts you have selected.

INITIAL MONTHLY ANNUITY PAYMENT

For both Fixed and Variable Annuity payments, we determine the amount of your initial annuity payment as follows. First, we subtract any applicable premium tax charge from your Contract Value on the Valuation Date next preceding the Annuity Date. We will also increase or decrease your Fixed Account balance by any applicable Market Value Adjustment. Next, we apply that amount to the Payment Option you have selected. For Fixed Annuity payments, we will use either the Payment Option Tables in the Contract or our annuity tables in effect for single premium immediate annuities at the time of the calculation, whichever table is more favorable to the payee. For Variable Annuity payments, we will use the Payment Options tables in the Contract (which reflect the assumed investment rate of 3.5% which is used in calculating subsequent Variable Annuity payments, as described below). The tables show the amount of the periodic payment a payee could receive based on $1,000 of Contract Value. To determine the initial payment amount, we divide your Contract Value, adjusted as described above, by $1,000 and multiply the result by the relevant annuity factor for the Annuitant's age and sex (if we are permitted to consider that factor) and the frequency of the payments you have selected.

In some states and under certain Qualified Plans and other employer-sponsored employee benefit plans, we are not permitted to take the Annuitant's sex into consideration in determining the amount of periodic annuity payments.
In those states, we use the same annuity table for men and women.

SUBSEQUENT MONTHLY PAYMENTS

For a Fixed Annuity, the amount of the second and each subsequent monthly annuity payment is usually the same as the first monthly payment. However, after the Annuity Date you will have a limited ability to increase your Fixed Annuity payments by making transfers from the Subaccounts, as described in "Transferred after the Annuity Date" below. After each such transfer, however, your subsequent annuity payments will remain at the new level until and unless you make an additional transfer to your Fixed Annuity payments.

For a Variable Annuity, the amount of the second and each subsequent monthly payment will vary depending on the investment performance of the Subaccounts to which you allocated your Contract Value. We calculate separately the portion of the monthly annuity payment attributable to each Subaccount you have selected as follows. When we calculate your initial annuity payment, we also will determine the number of Annuity Units in each Subaccount to allocate to your Contract for the remainder of the Annuity Period. For each Subaccount, we divide the portion of the initial annuity payment attributable to that Subaccount by the Annuity Unit Value for that Subaccount on the Valuation Date next preceding the Annuity Date. The number of Annuity Units so determined for your Contract is fixed for the duration of the Annuity Period. We will determine the amount of each subsequent monthly payment attributable to each Subaccount by multiplying the number of Annuity Units allocated to your Contract by the Annuity Unit Value for that Subaccount as of the Valuation Period next preceding the date on which the annuity payment is due. Since the number of Annuity Units is fixed, the amount of each subsequent Variable Annuity payment will reflect the investment performance of the Subaccounts elected by you.

TRANSFERS AFTER THE ANNUITY DATE

The Contract provides that during the Annuity Period, you may make transfers among the Subaccounts or increase the proportion of your annuity payments consisting of Fixed Annuity payments. We will effect a transfer among the Subaccounts at their Annuity Unit Value next determined after we receive your instructions. After the transfer, your subsequent Variable Annuity payments will be based on your new Annuity Unit balances. If you wish to transfer value from the Subaccounts to increase your Fixed Annuity payments, we will determine the amount of your additional Fixed Annuity payments as follows. First, we will determine the Annuitized Value represented by the Annuity Units that you wish to apply to a Fixed Annuity payment. Then, we will apply that amount to the appropriate factor for the Payment Option you have selected, using either the Payment Option Tables in the Contract or our annuity tables for single premium immediate annuities at the time of the calculation, whichever table is more favorable to the payee.

ANNUITY UNIT VALUE

We determine the value of an Annuity Unit independently for each Subaccount. Initially, the Annuity Unit Value for each Subaccount was set at $100.00.

The Annuity Unit Value for each Subaccount will vary depending on how much the actual net investment return of the Subaccount differs from the assumed investment rate that was used to prepare the annuity tables in the Contract. Those annuity tables are based on a 3.5% per year assumed investment rate. If the actual net investment rate of a Subaccount exceeds 3.5%, the Annuity Unit Value will increase and Variable Annuity payments derived from allocations to that Subaccount will increase over time. Conversely, if the actual rate is less than 3.5%, the Annuity Unit Value will decrease and the Variable Annuity payments will decrease over time. If the net investment rate equals 3.5%, the Annuity Unit Value will stay the same, as will the Variable Annuity payments. If we had used a higher assumed investment rate, the initial monthly payment would be higher, but the actual net investment rate would also have to be higher in order for annuity payments to increase (or not to decrease).

For each  Subaccount,  we  determine  the Annuity  Unit Value for any  Valuation
Period by multiplying the Annuity Unit Value for the immediately preceding Valuation Period by the Net Investment Factor for the current Valuation Period. The result is then divided by a second factor which offsets the effect of the assumed net investment rate of 3.5% per year.

The Net Investment Factor measures the net investment performance of a Subaccount from one Valuation Date to the next. The Net Investment Factor may be greater or less than or equal to one; therefore, the value of an Annuity Unit may increase, decrease or remain the same.

To determine the Net Investment Factor for a Subaccount for a Valuation Period, we divide (a) by (b), and then subtract (c) from the result, where:

     (a)  is the total of:

          (1) the net asset value of a Portfolio share held in the Subaccount determined as of the Valuation Date at the end of the Valuation Period; plus

          (2) the per share amount of any dividend or other distribution declared by the Portfolio for which the "ex-dividend" date occurs during the Valuation Period; plus or minus

          (3) a per share credit or charge for any taxes which we paid or for which we reserved during the Valuation Period and which we determine to be attributable to the operation of the Subaccount. As described in the prospectus, currently we do not pay or reserve for federal income taxes;

     (b) is the net asset value of the Portfolio share determined as of the Valuation Date at the end of the preceding Valuation Period; and

     (c) is the mortality and expense risk charge and the administrative expense risk charge.

ILLUSTRATIVE EXAMPLE OF ANNUITY UNIT VALUE CALCULATION

Assume that one share of a given Subaccount's underlying Portfolio had a net asset value of $11.46 as of the close of the New York Stock Exchange ("NYSE") on a Tuesday; that its net asset value had been $11.44 at the close of the NYSE on Monday, the day before; and that no dividends or other distributions on that share had been made during the intervening Valuation Period. The Net Investment Factor for the Valuation Period ending on Tuesday's close of the NYSE is calculated as follows:

        Net Investment Factor = ($11.46/$11.44) - 0.0000381 = 1.0017102

The amount subtracted from the ratio of the two net asset values (0.0000381) is the daily equivalent of the annual asset-based expense charges against the Subaccount of 1.40%.

In the example given above, if the Annuity Unit value for the Subaccount was $101.03523 on Monday, the Annuity Unit Value on Tuesday would have been:

$101.03523 X 1.0017102  = $101.19847
---------------------
      1.0000943

ILLUSTRATIVE EXAMPLE OF VARIABLE ANNUITY PAYMENTS

Assume that a male Contract owner, P, owns a Contract in connection with which P has allocated all of his Contract Value to a single Subaccount. P is also the sole Annuitant. At age 60, P chooses to annuitize his Contract under Option B, Life and 10 Years Certain. As of the last Valuation Date preceding the Annuity Date, P's Account was credited with 7543.2456 Accumulation Units each having a value of $15.432655. Accordingly, P's Account Value at that Date is equal to 7543.2456 X $15.432655 = $116,412.31. There are no premium tax charges payable upon annuitization. Assume also that the Annuity Unit Value for the Subaccount at that same Date is $132.56932, and that the Annuity Unit Value on the Valuation Date immediately prior to the second annuity payment date is $133.27695.

P's first Variable Annuity payment is determined from the annuity rate tables in P's Contract, using the information assumed above. The tables supply monthly annuity payments for each $1,000 of applied Contract Value. Accordingly, P's first Variable Annuity payment is determined by multiplying the monthly installment of $5.44 by the result of dividing P's Account Value by $1,000:



             First Payment = $5.44 X ($116,412.31/$1,000) = $633.28

The number of P's Annuity Units is also determined at this time. It is equal to the amount of the first Variable Annuity payment divided by the value of an Annuity Unit at the Valuation Date immediately prior to annuitization:

            Annuity Units = $633.28 DIVIDED BY $132.56932 = 4.77697

P's second Variable Annuity payment is determined by multiplying the number of Annuity Units by the Annuity Unit value as of the Valuation Date immediately prior to the second payment due date:

                Second Payment = 4.77697 X $133.27695 = $636.66

P's third and subsequent Variable Annuity payments are computed in the same manner.

The amount of the first Variable Annuity payment depends on the Contract Value in the relevant Subaccount on the Annuity Date. Thus, it reflects the investment performance of the Subaccount net of fees and charges during the Accumulation Period. The amount of the first Variable Annuity payment determines the number of Annuity Units allocated to P's Contract for the Annuity Period. That number will remain constant throughout the Annuity Period, unless the Contract owner makes a transfer. The amount of the second and subsequent Variable Annuity payments depends on changes in the Annuity Unit Value, which will continuously reflect changes in the net investment performance of the Subaccount during the Annuity Period.

                    ADDITIONAL FEDERAL INCOME TAX INFORMATION

Introduction

THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE. LINCOLN BENEFIT MAKES NO GUARANTEE REGARDING THE TAX TREATMENT OF ANY CONTRACT OR TRANSACTION INVOLVING A CONTRACT. Federal, state, local and other tax consequences of ownership or receipt of distributions under an annuity contract depend on the individual circumstances of each person. If you are concerned about any tax consequences with regard to your individual circumstances, you should consult a competent tax adviser.

Taxation of Lincoln Benefit Life Company

Lincoln Benefit is taxed as a life insurance company under Part I of Subchapter L of the Internal Revenue Code. The Separate Account is not an entity separate from Lincoln Benefit, and its operations form a part of the Company. As a consequence, the Separate Account will not be taxed separately as a "Regulated Investment Company" under Subchapter M of the Code. Investment income and realized capital gains of the Separate Account are automatically applied to increase reserves under the contract. Under current federal tax law, Lincoln Benefit believes that the Separate Account investment income and capital gains will not be taxed to the extent that such income and gains are applied to increase the reserves under the Contract. Generally, reserves are amounts that Lincoln Benefit is legally required to accumulate and maintain in order to meet future obligations under the Contracts. Lincoln Benefit does not anticipate that it will incur any federal income tax liability attributable to the Separate Account. Therefore, we do not intend to make provisions for any such taxes. If we are taxed on investment income or capital gains of the Separate Account, then we may impose a charge against the Separate Account in order to make provision for such taxes.

Exceptions to the Non-natural Owner Rule

Generally, Contracts held by a non-natural owner are not treated as annuity contracts for federal income tax purposes, unless one of several exceptions applies. Contracts will generally be treated as held by a natural person if the nominal owner is a trust or other entity that holds the Contract for the benefit of a natural person. However, this special exception will not apply in the case of an employer who is the nominal owner of a Contract under a non-qualified deferred compensation arrangement for employees. Other exceptions to the non-natural owner rule are:

(1) Contracts acquired by an estate of a decedent by reason of the death of the decedent; (2) certain qualified Contracts; (3) Contracts purchased by employers upon the termination of certain qualified plans; (4) certain Contracts used in connection with structured settlement agreements, and (5) Contracts purchased with a single premium when the annuity starting date is no later than a year from date of purchase of the annuity and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

IRS Required Distribution at Death Rules

To  qualify  as  an  annuity  contract  for  federal  income  tax  purposes,   a
nonqualified Contract must provide:

(1) if any owner dies on or after the annuity start date, but before the entire interest in the Contract has been distributed, the remaining portion of such interest must be distributed at least as rapidly as under the method of distribution being used as of the date of the owner's death;
(2) if any owner dies prior to the annuity start date, the entire interest in the Contract must be distributed within five years after the date of the owner's death.

         The five year requirement is satisfied if:

(1) any portion of the owner's interest which is payable to a designated beneficiary is distributed over the life of such beneficiary (or over a period not extending beyond the life expectancy of the beneficiary), and

(2)  the distributions begin within one year of the owner's death.

If the owner's designated beneficiary is a surviving spouse, the Contract may be continued with the surviving spouse as the new owner. If the owner of the Contract is a non-natural person, the annuitant is treated as the owner for purposes of applying the distribution at death rules. In addition, a change in the annuitant on a Contract owned by a non-natural person is treated as the death of the owner.

Qualified Plans

This Contract may be used with several types of Qualified Plans. The tax rules applicable to participants in Qualified Plans vary according to the type of Plan and the terms and conditions of the Plan. Qualified Plan participants, and owners, annuitants and beneficiaries under the Contract may be subject to the terms and conditions of the Qualified Plan regardless of the terms of the Contract.

Types of Qualified Plans

IRAs. Section 408 of the Code permits eligible individuals to contribute to an individual retirement plan known as an IRA. IRAs are subject to limitations on the amount that can be contributed and on the time when distributions may commence. Certain distributions from other types of qualified plans may be "rolled over" on a tax-deferred basis into an IRA. An IRA generally may not provide life insurance, but it may provide a Death Benefit that equals the greater of the premiums paid or the Contract value. The Contract provides a Death Benefit that in certain situations, may exceed the greater of the payments or the contract value. If the IRS treats the Death Benefit as violating the prohibition on investment in life insurance contracts, the Contract would not qualify as an IRA.

Roth IRAs. Section 408A of the Code permits eligible individuals to make nondeductible contributions to an individual retirement plan known as a Roth IRA. Roth IRAs are subject to limitations on the amount that can be contributed. In certain instances, distributions from Roth IRAs are excluded from gross income. Subject to certain limits, a traditional Individual Retirement Account or Annuity may be converted or "rolled over" to a Roth IRA. The taxable portion of a conversion or rollover distribution is included in gross income, but is exempt from the 10% penalty tax on premature distributions

Simplified Employee Pension Plans. Section 408(k) of the Code allows employers to establish simplified employee pension plans for their employees using the employees' IRAs if certain criteria are met. Under these plans the employer may, within limits, make deductible contributions on behalf of the employees to their individual retirement annuities. Employers intending to use the contract in connection with such plans should seek competent advice

Savings Incentive Match Plans for Employees (SIMPLE Plans). Sections 408(p) and 401(k) of the Tax Code allow employers with 100 or fewer employees to establish SIMPLE retirement plans for their employees. SIMPLE plans may be structured as a SIMPLE retirement account using an employee's IRA to hold the assets, or as a
Section 401(k) qualified cash or deferred arrangement. In general, a SIMPLE plan consists of a salary deferral program for eligible employees and matching or nonelective contributions made by employers. Employers intending to use the Contract in conjunction with SIMPLE plans should seek competent tax and legal advice.

Tax Sheltered Annuities. Section 403(b) of the Tax Code permits public school employees and employees of certain types of tax-exempt organizations (specified in Section 501(c)(3) of the Code) to have their employers purchase Contracts for them. Subject to certain limitations, a Section 403(b) plan allows an employer to exclude the purchase payments from the employees' gross income. A Contract used for a Section 403(b) plan must provide that distributions attributable to salary reduction contributions made after 12/31/88, and all earnings on salary reduction contributions, may be made only on or after:

-    the date the employee attains age 59 1/2,

-    separates from service,

-    dies,

-    becomes disabled, or

- on the account of hardship (earnings on salary reduction contributions may not be distributed for hardship).

These limitations do not apply to withdrawals where Lincoln Benefit is directed to transfer some or all of the Contract Value to another 403(b) plan.

Corporate and Self-Employed Pension and Profit Sharing Plans. Sections 401(a) and 403(a) of the Tax Code permit corporate employers to establish various types of tax favored retirement plans for employees. The Tax Code permits self-employed individuals to establish tax favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of Contracts to provide benefits under the plans.

State and Local Government and Tax-Exempt Organization Deferred Compensation Plans. Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current income taxes. The employees must be participants in an eligible deferred compensation plan. Employees with Contracts under the plan are considered general creditors of the employer. The employer, as owner of the Contract, has the sole right to the proceeds of the Contract. Generally, under the non-natural owner rules, Contracts are not treated as annuity contracts for federal income tax purposes. Under these plans, contributions made for the benefit of the employees will not be included in the employees' gross income until distributed from the plan. However, all compensation deferred under a 457 plan must remain the sole property of the employer. As property of the employer, the assets of the plan are subject only to the claims of the employer's general creditors, until such time as the assets become available to the employee or a beneficiary.

                          SEPARATE ACCOUNT PERFORMANCE

Performance data for the various Subaccounts are computed in the manner described below.

PIMCO MONEY MARKET SUBACCOUNT

The current yield is the annual yield on the PIMCO Money Market Subaccount assuming no reinvestment of dividends and excluding all realized or unrealized capital gains. We compute current yield by first determining the Base Period Return on a hypothetical Contract having a balance of one Accumulation Unit at the beginning of a 7 day period using the formula:

Base Period Return = (EV-SV)/(SV)

    where:

 SV = value of one Accumulation Unit at the start of a 7 day period EV = value of one Accumulation Unit at the end of the 7 day period

We determine  the value of the  Accumulation  Unit at the end of the period (EV)
by:

(1) adding, to the value of the Unit at the beginning of the period (SV), the investment income from the underlying Variable Insurance Products Fund Money Market Portfolio attributed to the Unit over the period; and

(2)  subtracting, from the result, the sum of:

     (a)  the   portion  of  the  annual   Mortality   and   Expense   Risk  and
          Administrative Expense Charges allocable to the 7 day period (obtained by multiplying the annually-based charges by the fraction 7/365); and

     (b) a prorated portion of the annual contract maintenance charge of $35 per Contract. The contract maintenance charge is allocated among the Subaccounts in proportion to the total Contract Values similarly allocated. The charge is further reduced, for purposes of the yield computation, by multiplying it by the ratio that the value of the hypothetical Contract bears to the value of an account of average size for Contracts funded by the PIMCO Money Market Subaccount. The Charge is then multiplied by the fraction 7/365 to arrive at the portion attributable to the 7 day period.

The current yield is then obtained by annualizing the Base Period Return:

                 Current Yield = (Base Period Return) X (365/7)

The PIMCO Money Market Subaccount also quotes an "effective yield". Effective yield differs from current yield in that effective yield takes into account the effect of dividend reinvestment. The effective yield, like the current yield, is derived from the Base Period Return over a 7 day period. However, the effective yield accounts for the reinvestment of dividends in the PIMCO Variable Insurance Trust IIby compounding the current yield according to the formula:

     Effective Yield = [(Base Period Return + 1)to the power of 365/7 - 1].

Net investment income for yield quotation purposes will not include either realized capital gains and losses or unrealized appreciation and depreciation, whether reinvested or not. The yield quotations also do not reflect any impact of premium tax charges, transfer fees, or Withdrawal Charges.

The yields quoted do not represent the yield of the PIMCO Money Market Subaccount in the future, because the yield is not fixed. Actual yields will differ depending on the type, quality and maturities of the investments held by the PIMCO Money Market Portfolio and changes in interest rates on those investments. In addition, your yield also will be affected by factors specific to your Contract. For example, if your account is smaller than average, your yield will be lower, because the fixed dollar expense charges will affect the yield on small accounts more than they will affect the yield on larger accounts.

Yield information may be useful in reviewing the performance of the PIMCO Money Market Subaccount and for providing a basis for comparison with other investment alternatives. However, the PIMCO Money Market Subaccount's yield may vary on a daily basis, unlike bank deposits or other investments that typically pay a fixed yield for a stated period of time.



OTHER SUBACCOUNTS

We compute the performance of the other Subaccounts in terms of an annualized "yield" and/or as "total return".

YIELD

Yield will be expressed as an annualized percentage based on the Subaccount's performance over a stated 30-day (or one month) period. The annualized yield figures will reflect all recurring Contract charges and will not reflect Withdrawal Charges, transfer fees or premium tax charges. To arrive at the yield percentage over the 30-day (or one month) period, the net income per Accumulation Unit of the Subaccount during the period is divided by the value of an Accumulation Unit as of the end of the period. The yield figure is then annualized by assuming monthly compounding of the 30-day (or one month) figure over a six-month period and then doubling the result.

               The formula used in computing the yield figure is:

                Yield = 2 X ( ((a-b) + 1)to the power of 6 - 1)
                                ---
                                cd

    where:

  a = net investment income earned during the period by the underlying Portfolio attributable to its shares held in the Subaccount;

  b        = expenses accrued for the period (net of reimbursements);

  c = average daily number of Accumulation Units outstanding during the period; and

  d = the net asset value of an Accumulation Unit on the last day of the period.

These yield figures reflect all recurring Contract charges, as described in the explanation of the yield computation for the PIMCO Money Market Subaccount. Like the PIMCO Money Market Subaccount's yield figures, the yield figures for the other Subaccounts are based on past performance and should not be taken as predictive of future results.

STANDARDIZED TOTAL RETURN

Standardized total return for a Subaccount represents a single computed annual rate of return that, when compounded annually over a specified time period (one, five, and ten years, or since inception) and applied to a hypothetical initial investment in a Contract funded by that Subaccount made at the beginning of the period, will produce the same Contract Value at the end of the period that the hypothetical investment would have produced over the same period. The standardized total rate of return (T) is computed so that it satisfies the following formula:

                         P(1+T)to the power of n = ERV

    where:

  P    =   a hypothetical initial payment of $1,000

  T    =   average annual total return

  n    =   number of years

ERV    =   ending  redeemable  value of a hypothetical  $1,000 payment made at the beginning of the one, five, or ten year period as of the end of the period (or fractional portion thereof).

The standardized total return figures reflect the effect of both non-recurring and recurring charges, as discussed herein. Recurring charges are taken into account in a manner similar to that used for the yield computations for the PIMCO Money Market Subaccount, described above. The applicable Withdrawal Charge (if any) is deducted as of the end of the period, to reflect the effect of the assumed complete redemption. The effect of the contract maintenance charge on your account usually will differ from that assumed in the computation, due to differences between most actual allocations and the assumed one, as well as differences due to varying account sizes. Accordingly, your total return on an investment in the Subaccount over the same time periods usually would have differed from those produced by the computation. As with the PIMCO Money Market and other Subaccount yield figures, standardized total return figures are based on historical data and are not intended to be a projection of future performance.

NON-STANDARDIZED TOTAL RETURN

Non-standardized total return for a Subaccount represents a single computed annual rate of return that, when compounded annually over a specified time period (one, five, and ten years, or since inception) and applied to a hypothetical initial investment in a Contract funded by that Subaccount made at the beginning of the period, will produce the same Contract Value at the end of the period that the hypothetical investment would have produced over the same period. The total rate of return (T) is computed so that it satisfies the formula:

                         P(1+T)to the power of n = ERV

    where:

  P    =   a hypothetical initial payment of $50,000

  T    =   average annual total return

  n    =   number of years

ERV    =   ending  redeemable value of a hypothetical  $50,000 payment made at the beginning of the one, five, or ten year period as of the end of the period (or fractional portion thereof).

Our non-standardized total return differs from standardized total return in that in calculating non-standardized total return, we assumed an initial hypothetical investment of $50,000. We chose $50,000, because it is closer to the average Purchase Payment of a Contract that we expect to write. For standardized total return, we used an initial hypothetical investment of $1,000, as required by SEC regulations. The non-standardized total return figures reflect the effect of recurring charges, as discussed herein. Because the impact of the contract maintenance charge on your account will usually differ from that assumed in the computation,due to differences between most actual allocations and the assumed one, as well as differences due to varying account sizes, your total return on an investment in the Subaccount over the same time periods usually would have differed from those produced by the computation. As with the standardized total return figures, non-standardized total return figures are based on historical data and are not intended to be a projection of future performance.

TIME PERIODS BEFORE THE DATE THE SEPARATE ACCOUNT COMMENCED OPERATIONS

The Separate Account may also disclose yield and non-standardized total return for time periods before the Separate Account commenced operations. This performance data is based on the actual performance of the Portfolios since their inception, adjusted to reflect the effect of the recurring Contract charges at the rates currently charged against the Subaccounts.

                        TABLES OF TOTAL RETURN QUOTATIONS

The following tables include average annual total return and non-standardized total return for various periods as of December 31, 1998.


               STANDARDIZED TOTAL RETURN AS OF DECEMBER 31, 1998
                         ASSUMING CONTRACT SURRENDERED

                                                                         AVERAGE ANNUAL TOTAL RETURN (3)
                                                                  ---------------------------------------------
                                                                                                       SINCE
                                                     INCEPTION                  5 YEAR    10 YEAR    INCEPTION
                                                       DATE (2)     1 YEAR (%)     (%)        (%)         (%)
                                                    -----------   ----------   --------   --------   ----------
GOLDMAN SACHS VARIABLE INSURANCE TRUST
   CORE Small Cap Equity (4)                          10/01/99           N/A        N/A        N/A          N/A
   International Equity (4)                           10/01/99           N/A        N/A        N/A          N/A

J.P. MORGAN SERIES TRUST II
   Small Company  (4)                                 10/01/99           N/A        N/A        N/A          N/A

LAZARD RETIREMENT SERIES, INC.
   Emerging Markets                                   10/01/99           N/A        N/A        N/A          N/A
   International Equity                               10/01/99           N/A        N/A        N/A          N/A

LSA VARIABLE SERIES TRUST
   Focused Equity (4)                                 10/01/99           N/A        N/A        N/A          N/A
   Balanced (4)                                       10/01/99           N/A        N/A        N/A          N/A
   Growth Equity (4)                                  10/01/99           N/A        N/A        N/A          N/A
   Disciplined Equity (4)                             10/01/99           N/A        N/A        N/A          N/A
   Value Equity (4)                                   10/01/99           N/A        N/A        N/A          N/A
   Emerging Growth Equity                             10/01/99           N/A        N/A        N/A          N/A

MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
   Mid Cap Growth                                     10/01/99           N/A        N/A        N/A          N/A
   Mid Cap Value                                      10/01/99           N/A        N/A        N/A          N/A
   High Yield                                         10/01/99           N/A        N/A        N/A          N/A

OCC ACCUMULATION TRUST
   Equity                                             10/01/99           N/A        N/A        N/A          N/A
   Small Cap                                          10/01/99           N/A        N/A        N/A          N/A

PIMCO VARIABLE INSURANCE TRUST
   StocksPLUS Growth and Income (4)                   10/01/99           N/A        N/A        N/A          N/A
   Foreign Bond (4)                                   10/01/99           N/A        N/A        N/A          N/A
   Total Return Bond (4)                              10/01/99           N/A        N/A        N/A          N/A
   Money Market (1)(4)                                10/01/99           N/A        N/A        N/A          N/A

SALOMON BROTHERS VARIABLE SERIES FUNDS
   Capital                                            10/01/99           N/A        N/A        N/A          N/A


------------------------

(1) An investment in PIMCO Money Market is neither insured nor guaranteed by the U.S. Government and there can be no assurance that PIMCO Money Market will maintain a stable $1.00 share price. The PIMCO Money Market Fund does not advertise total return.

(2) The Separate Account was established on approximately January 2, 1994. Lincoln Benefit did not start offering the Contracts until October 1, 1999, although it has offered other annuity contracts that are not offered by the prospectus to which this Statement of Additional Information relates. Lincoln Benefit has not previously offered contracts utilizing the Subaccounts underlying the Contracts and, accordingly, there currently is no standardized performance for these Subaccounts. We will update this information in the foregoing chart when standardized performance is available.

(3) Total return includes changes in share price, reinvestment of dividends, and capital gains. The performance figures: (1) represent past performance and neither guarantee nor predict future investment results; (2) assume an initial hypothetical investment of $1,000, as required by the SEC; and (3) reflect the deduction of 1.40% annual asset charges, a $35 annual contract maintenance charge, and a maximum 8% contingent deferred sales charge (declining after the first year). The investment return and value of a Contract will fluctuate so that a Contract, when surrendered, may be worth more or less than the amount of the Purchase Payments.

(4) Total returns reflect that the investment adviser waived all or part of its fee or reimbursed the Portfolio for a portion of its expenses. Otherwise, total returns would have been lower.

N/A Certain recently established subaccounts do not yet have meaningful standardized return data. In the future, as such data becomes available, standardized total return will be calculated as described above.

             NON-STANDARDIZED TOTAL RETURN AS OF DECEMBER 31, 1998
                       ASSUMING CONTRACT NOT SURRENDERED

                                                                                 AVERAGE ANNUAL TOTAL RETURN (3)
                                                                          --------------------------------------------
                                      PORTFOLIO    MONTHLY      TOTAL                                         SINCE
                                      INCEPTION    RETURN      RETURN      1 YEAR      5 YEAR      10 YEAR   INCEPTION
                                      DATE (2)       (%)       YTD (%)       (%)         (%)         (%)        (%)
                                      ---------   ---------   ---------   ---------   ---------   ---------  ---------
GOLDMAN SACHS VARIABLE INSURANCE TRUST
   CORE Small Cap Equity (4)             02/13/98     6.58%        N/A        N/A          N/A        N/A      -11.86%
   International Equity (4)              01/12/98     7.56%        N/A        N/A          N/A        N/A       19.15%

J.P. MORGAN SERIES TRUST II
   Small Company (4)                     12/31/94     6.42%      -6.83%      -6.83%        N/A        N/A       15.36%

LAZARD RETIREMENT SERIES, INC.
   Emerging Markets                      07/15/94    -3.47%     -26.48%     -26.48%        N/A        N/A       -7.70%
   International Equity                  10/31/91     2.26%      11.37%      11.37%       7.63%       N/A        9.68%

LSA VARIABLE SERIES TRUST
   Focused Equity (4)                    10/01/99       N/A        N/A         N/A         N/A        N/A         N/A
   Balanced (4)                          10/01/99       N/A        N/A         N/A         N/A        N/A         N/A
   Growth Equity (4)                     10/01/99       N/A        N/A         N/A         N/A        N/A         N/A
   Disciplined Equity (4)                10/01/99       N/A        N/A         N/A         N/A        N/A         N/A
   Value Equity (4)                      10/01/99       N/A        N/A         N/A         N/A        N/A         N/A
   Emerging Growth Equity                10/01/99       N/A        N/A         N/A         N/A        N/A         N/A

MORGAN STANLEY DEAN WITTER UNIVERSAL
FUNDS, INC.
   Mid Cap Growth                        12/31/98       N/A        N/A         N/A       N/A         N/A         N/A
   Mid Cap Value                         01/02/97     6.88%      13.82%      13.82%      N/A         N/A        24.87%
   High Yield                            01/02/97     0.06%       3.54%       3.54%      N/A         N/A         7.82%

OCC ACCUMULATION TRUST
   Equity                                08/01/88     1.72%      11.27%      11.27%     18.98%      15.83%      15.49%
   Small Cap                             08/01/88     1.10%      -9.83%      -9.83%      7.18%      11.52%      11.27%

PIMCO VARIABLE INSURANCE TRUST
   StocksPLUS Growth and                 12/31/97    -0.38%      17.35%      17.35%      N/A         N/A        17.36%
     Income (4)
   Foreign Bond (4)                      02/16/99       N/A        N/A         N/A       N/A        N/A          N/A
   Total Return Bond (4)                 12/31/97    -2.26%       2.39%       2.39%      N/A        N/A          2.39%
   Money Market (1)(4)                   10/01/99       N/A        N/A         N/A       N/A        N/A          N/A

SALOMON BROTHERS VARIABLE SERIES FUNDS
   Capital                               01/02/98    -5.67%       6.43%       6.43%      N/A        N/A          6.43%



------------------------

(1) An investment in PIMCO Money Market is neither insured nor guaranteed by the U.S. Government and there can be no assurance that PIMCO Money Market will maintain a stable $1.00 share price. The PIMCO Money Market Fund does not advertise total return.

(2) The Separate Account was established on approximately January 2, 1994. Lincoln Benefit did not start offering the Contracts until October 1, 1999, although it has offered other annuity contracts that are not offered by the prospectus to which this Statement of Additional Information relates. Accordingly, this table reflects hypothetical performance for the periods covered, applying the contract charges under the Contract to the investment performance of the underlying Portfolios since their inception.
     Nonstandardized performance data for periods after the inception of Contract sales will reflect the actual performance of the Contracts.

(3) Total return includes changes in share price, reinvestment of dividends, and capital gains. The performance figures: (1) represent past performance and neither guarantee nor predict future investment results; (2) assume an initial hypothetical investment of $50,000, since this is closer to the average Purchase Payment of a contract expected to be written, rather than the $1,000 required by the SEC for the standardized returns shown in the table on pages S-9 and S-10; and (3) reflect the deduction of 1.40% annual asset charges, but do not reflect the applicable contingent deferred sales charge. The investment return and value of a Contract will fluctuate so that a Contract, when surrendered, may be worth more or less than the amount of the Purchase Payments.

(4) Total returns reflect that the investment adviser waived all or part of its fee or reimbursed the Portfolio for a portion of its expenses. Otherwise, total returns would have been lower.

N/A Certain Portfolios do not have meaningful performance for the periods indicated. In the future, as such data becomes available, total return will be calculated as described above.


            NON-STANDARDIZED TOTAL RETURN AS OF DECEMBER 31, 1998
                       ASSUMING CONTRACT NOT SURRENDERED

                                                      CUMULATIVE
                                                        TOTAL
                                                        RETURN
                                          PORTFOLIO     SINCE            CALENDAR YEAR RETURN (3)
                                          INCEPTION   INCEPTION    ------------------------------------
                                          DATE (2)     (%) (3)      1996 (%)     1997 (%)     1998 (%)
                                          ---------   ----------   ----------   ----------   ----------
 GOLDMAN SACHS VARIABLE INSURANCE TRUST
   CORE Small Cap Equity (4)                 02/13/98    -10.50%        N/A           N/A          N/A
   International Equity (4)                  01/12/98     18.46%        N/A           N/A          N/A

J.P. MORGAN SERIES TRUST II
   Small Company (4)                         12/31/94     77.12%       34.88%       20.80%        -6.83%


LAZARD RETIREMENT SERIES, INC.
   Emerging Markets                          07/15/94    -30.05%       25.96%      -11.89%       -26.48%
   International Equity                      10/31/91     93.98%       10.98%       15.89%        11.37%

LSA VARIABLE SERIES TRUST
   Focused Equity (4)                        10/01/99       N/A         N/A           N/A          N/A
   Balanced (4)                              10/01/99       N/A         N/A           N/A          N/A
   Growth Equity (4)                         10/01/99       N/A         N/A           N/A          N/A
   Disciplined Equity (4)                    10/01/99       N/A         N/A           N/A          N/A
   Value Equity (4)                          10/01/99       N/A         N/A           N/A          N/A
   Emerging Growth Equity                    10/01/99       N/A         N/A           N/A          N/A

MORGAN STANLEY DEAN WITTER UNIVERSAL
FUNDS, INC.
   Mid Cap Growth                            12/31/98       N/A         N/A           N/A          N/A
   Mid Cap Value                             01/02/97     55.92%        N/A         36.98%        13.82%
   High Yield                                01/02/97     16.25%        N/A         12.27%         3.54%

OCC ACCUMULATION TRUST
   Equity                                    08/01/88     347.96%      20.60%       24.69%        11.27%
   Small Cap                                 08/01/88     203.97%      16.67%       19.89%        -9.83%

PIMCO VARIABLE INSURANCE TRUST
   StocksPLUS Growth and Income              12/31/97      17.35%       N/A           N/A         17.35%
     (4)
   Foreign Bond (4)                          02/16/99        N/A        N/A           N/A          N/A
   Total Return Bond (4)                     12/31/99       2.39%       N/A           N/A         2.39%
   Money Market (1)(4)                       10/01/99        N/A        N/A           N/A          N/A%

SALOMON BROTHERS VARIABLE SERIES FUNDS
   Capital                                   01/02/98       6.43%       N/A          N/A          6.43%



------------------------

(1) An investment in PIMCO Money Market is neither insured nor guaranteed by the U.S. Government and there can be no assurance that PIMCO Money Market will maintain a stable $1.00 share price. The PIMCO Money Market Fund does not advertise total return.

(2) The Separate Account was established on approximately January 2, 1994. Lincoln Benefit did not start offering the Contracts until October 1, 1999 although it has offered other annuity contracts that are not offered by the prospectus to which this Statement of Additional Information relates. Accordingly, this table reflects hypothetical performance for the periods covered, applying the contract charges under the Contract to the investment performance of the underlying Portfolios since their inception.
     Nonstandardized performance data for periods after the inception of Contract sales will reflect the actual performance of the Contracts.

(3) Total return includes changes in share price, reinvestment of dividends, and capital gains. The performance figures: (1) represent past performance and neither guarantee nor predict future investment results; (2) assume an initial hypothetical investment of $50,000, since this is closer to the average Purchase Payment of a contract expected to be written, rather than the $1,000 required by the SEC for the standardized returns shown in the table on pages [ ]; and (3) reflect the deduction of 1.40% annual asset charges, but do not reflect the applicable contingent deferred sales charge. The impact of the contract maintenance charge on investment returns will vary depending on the size of the Contract. The investment return and value of a Contract will fluctuate so that a Contract, when surrendered, may be worth more or less than the amount of the Purchase Payments.

(4) Total returns reflect that the investment adviser waived all or part of its fee or reimbursed the Portfolio for a portion of its expenses. Otherwise, total returns would have been lower.

N/A Certain Portfolios do not have meaningful performance for the periods indicated. In the future, as such data becomes available, total return will be calculated as described above.


EXPERTS

The financial statements of Lincoln Benefit Life Variable Annuity Account as of December 31, 1998, and for each of the two years ended December 31, 1998, included in this statement of additional information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

FINANCIAL STATEMENTS

This Statement of Additional Information contains financial statements for the Separate Account which reflect assets attributable to other variable annuity contracts offered by Lincoln Benefit through the Separate Account. These financial statements do not reflect assets attributable to the Contracts, because as of the date of the financial statements we had not yet begun to sell the Contracts. In addition, the financial statements for the Separate Account reflect Subaccounts that are not available under the Contract.

      LINCOLN BENEFIT LIFE VARIABLE
      ANNUITY ACCOUNT


      Statement of Net Assets as of December 31, 1998, Statement of Operations for the Year Then Ended, Statements of Changes in Net Assets for Each of the Two Years Ended December 31, 1998 and Independent Auditors' Report

LINCOLN BENEFIT LIFE
VARIABLE ANNUITY ACCOUNT

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                           Page
Independent Auditors' Report                                                1

Statements of Net Assets as of December 31, 1998 for the following:

   Investments in Alger American Fund Portfolios:                           2
     Growth
     Income and Growth
     Leveraged AllCap
     MidCap Growth
     Small Capitalization
   Investments in Janus Aspen Series Portfolios:
     Flexible Income
     Balanced
     Growth
     Aggressive Growth
     Worldwide Growth
   Investments in IAI Retirement Funds, Inc. Portfolios:
     Regional
     Reserve
     Balanced
   Investments in Fidelity Variable Insurance Products Fund II Portfolios:
     Asset Manager
     Contrafund
     Index 500
   Investments in Fidelity Variable Insurance Products Fund Portfolios:
     Money Market
     Equity-Income
     Growth
     Overseas
   Investments in Federated Insurance Management Series Portfolios:
     High Income Bond Fund II
     Utility Fund II
     U.S. Government Securities Fund II
   Investments in Scudder Variable Life Investment Fund Portfolios:
     Bond
     Balanced
     Growth and Income
     Global Discovery
     International
   Investments in Strong Variable Insurance Funds, Inc. Portfolios:
     Discovery Fund II
     Growth Fund II
   Investment in Strong Opportunity Fund II, Inc. Portfolio:
     Opportunity Fund II

LINCOLN BENEFIT LIFE
VARIABLE ANNUITY ACCOUNT

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                           Page
   Investment in T. Rowe Price International Series, Inc. Portfolio:
     International Stock
   Investments in T. Rowe Price Equity Series, Inc. Portfolios:
     New America Growth
     Mid-Cap Growth
     Equity Income
   Investments in MFS Variable Insurance Trust Portfolios:
     Growth with Income Series
     Research Series
     Emerging Growth Series
     Total Return Series
     New Discovery Series

Statements of Operations for the following:

For the Period February 17, 1998 to December 31, 1998
   Investments in Alger American Fund Portfolios:                            3
     Growth
     Income and Growth
     Leveraged AllCap
     MidCap Growth
     Small Capitalization

For the Year Ended December 31, 1998
   Investments in Janus Aspen Series Portfolios:                             4
     Flexible Income
     Balanced
     Growth
     Aggressive Growth
     Worldwide Growth
   Investments in IAI Retirement Funds, Inc. Portfolios:                     4
     Regional
     Reserve
     Balanced
   Investments in Fidelity Variable Insurance Products Fund II Portfolios:   5
     Asset Manager
     Contrafund

For the Period February 17, 1998 to December 31, 1998
   Investments in Fidelity Variable Insurance Products Fund II Portfolios:   5
     Index 500

LINCOLN BENEFIT LIFE
VARIABLE ANNUITY ACCOUNT

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                           Page
For the Year Ended December 31, 1998
   Investments in Fidelity Variable Insurance Products Fund Portfolios:      5
     Money Market
     Equity-Income
     Growth
     Overseas
   Investments in Federated Insurance Management Series Portfolios:          6
     High Income Bond Fund II
     Utility Fund II
     U.S. Government Securities Fund II
   Investments in Scudder Variable Life Investment Fund Portfolios:          6
     Bond
     Balanced

For the Period August 17, 1998 to December 31, 1998
   Investments in Scudder Variable Life Investment Fund Portfolios:          6
     Growth and Income
     Global Discovery
     International
   Investments in Strong Variable Insurance Funds, Inc. Portfolios:          7
     Discovery Fund II
     Growth Fund II
   Investment in Strong Opportunity Fund II, Inc. Portfolio:                 7
     Opportunity Fund II
   Investment in T. Rowe Price International Series, Inc. Portfolio:         7
     International Stock
   Investments in T. Rowe Price Equity Series, Inc. Portfolios:              7
     New America Growth
     Mid-Cap Growth
     Equity Income
   Investments in MFS Variable Insurance Trust Portfolios:                   8
     Growth with Income Series
     Research Series
     Emerging Growth Series
     Total Return Series
     New Discovery Series

LINCOLN BENEFIT LIFE
VARIABLE ANNUITY ACCOUNT

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                           Page
Statements of Changes in Net Assets for the following:

For the Period February 17, 1998 to December 31, 1998
   Investments in Alger American Fund Portfolios:                            9
     Growth
     Income and Growth
     Leveraged AllCap
     MidCap Growth
     Small Capitalization

For the Years Ended December 31, 1998 and 1997
   Investments in Janus Aspen Series Portfolios:                          10, 15
     Flexible Income
     Balanced
     Growth
     Aggressive Growth
     Worldwide Growth
   Investments in IAI Retirement Funds, Inc. Portfolios:                  10, 15
     Regional
     Reserve
     Balanced
   Investments in Fidelity Variable Insurance Products
   Fund II Portfolios:                                                    11, 16
     Asset Manager
     Contrafund

For the Period February 17, 1998 to December 31, 1998
   Investment in Fidelity Variable Insurance Products Fund II Portfolios:    11
     Index 500

For the Years Ended December 31, 1998 and 1997
   Investments in Fidelity Variable Insurance Products Fund Portfolios:   11, 16
     Money Market
     Equity-Income
     Growth
     Overseas
   Investments in Federated Insurance Management Series Portfolios:       12, 18
     High Income Bond Fund II
     Utility Fund II
     U.S. Government Securities Fund II
   Investments in Scudder Variable Life Investment Fund Portfolios:       12, 18
     Bond
     Balanced

LINCOLN BENEFIT LIFE
VARIABLE ANNUITY ACCOUNT

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                           Page
For the Period August 17, 1998 to December 31, 1998
   Investments in Scudder Variable Life Investment Fund Portfolios:         12
     Growth and Income
     Global Discovery
     International
   Investments in Strong Variable Insurance Funds, Inc. Portfolios:         13
     Discovery Fund II
     Growth Fund II
   Investment in Strong Opportunity Fund II, Inc. Portfolio:                13
     Opportunity Fund II
   Investment in T. Rowe Price International Series, Inc. Portfolio:        13
     International Stock
   Investments in T. Rowe Price Equity Series, Inc. Portfolios:             13
     New America Growth
     Mid-Cap Growth
     Equity-Income
   Investments in MFS Variable Insurance Trust Portfolios:                  14
     Growth with Income Series
     Research Series
     Emerging Growth Series
     Total Return Series
     New Discovery Series

Notes to Financial Statements                                              19-25

INDEPENDENT AUDITORS' REPORT


To the Board of Directors and Shareholder of Lincoln Benefit Life Company:


We have audited the accompanying statement of net assets of each of the sub-accounts ("portfolios" for purposes of this report), listed in the table of contents, that comprise Lincoln Benefit Life Variable Annuity Account (the "Account"), a Separate Account of Lincoln Benefit Life Company, an affiliate of The Allstate Corporation, as of December 31, 1998, and the related statements of operations and changes in net assets for the applicable periods indicated in the table of contents. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1998. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the portfolios, listed in the table of contents, that comprise the Account as of December 31, 1998, and the results of its operations and the changes in its net assets for each of the periods indicated in the table of contents, in conformity with generally accepted accounting principles.


/s/Deloitte & Touche, LLP

Chicago, Illinois
March 18, 1999

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
DECEMBER 31, 1998

 ($ and shares in thousands)

NET ASSETS
Investments in Alger American Fund Portfolios:
  Growth, 120 shares (cost $5,469)                                  $    6,381
  Income & Growth, 376 shares (cost $4,339)                              4,940
  Leveraged AllCap, 55 shares (cost $1,616)                              1,922
  MidCap Growth, 88 shares (cost $2,286)                                 2,553
  Small Capitalization, 59 shares (cost $2,383)                          2,573

Investments in Janus Aspen Series Portfolios:
  Flexible Income, 959 shares (cost $11,299)                            11,563
  Balanced, 1,561 shares (cost $27,099)                                 35,123
  Growth, 2,407 shares (cost $42,978)                                   56,670
  Aggressive Growth, 1,201 shares (cost $23,297)                        33,140
  Worldwide Growth, 2,724 shares (cost $61,611)                         79,243

Investments in IAI Retirement Funds, Inc. Portfolios:
  Regional, 827 shares (cost $12,129)                                   12,970
  Reserve, 49 shares (cost $487)                                           493
  Balanced, 181 shares (cost $2,398)                                     2,828

Investments in Fidelity's Variable Insurance Products Fund II
Portfolios:
  Asset Manager, 1,172 shares (cost $18,744)                            21,282
  Contrafund, 1,603 shares (cost $31,844)                               39,188
  Index 500, 110 shares (cost $13,863)                                  15,547

Investments in Fidelity's Variable Insurance Products Fund
Portfolios:
  Money Market, 30,004 shares (cost $30,004)                            30,004
  Equity Income, 3,341 shares (cost $73,093)                            84,938
  Growth, 1,372 shares (cost $46,191)                                   61,574
  Overseas, 1,106 shares (cost $21,155)                                 22,184

Investments in Federated Insurance Management Series Portfolios:
  High Income Bond Fund II, 1,714 shares (cost $18,479)                 18,715
  Utility Fund II, 870 shares (cost $11,409)                            13,281
  U.S. Government Securities Fund II, 723 shares (cost $7,828)           8,070

Investments in Scudder Variable Life Investment Fund Portfolios:
  Bond, 879 shares (cost $5,999)                                         6,044
  Balanced, 1,160 shares (cost $14,413)                                 17,648
  Growth & Income, 17 shares (cost $185)                                   194
  Global Discovery, 3 shares (cost $21)                                     23
  International, 7 shares (cost $103)                                      108

Investments in Strong Variable Insurance Funds, Inc. Portfolios:
  Discovery Fund II, 1 share (cost $15)                                     16
  Growth Fund II, 8 shares (cost $112)                                     132

Investment in Strong Opportunity Fund II, Inc. Portfolio:
  Opportunity Fund II, 1 share (cost $28)                                   30

Investment in T. Rowe Price International Series, Inc. Portfolio:
  International Stock, 7 shares (cost $99)                                 104

Investment in T. Rowe Price Equity Series, Inc. Portfolios:
  New America Growth, 5 shares (cost $99)                                  111
  Mid-Cap Growth, 46 shares (cost $569)                                    654
  Equity Income, 20 shares (cost $383)                                     389

Investments in MFS Variable Insurance Trust Portfolios:
  Growth with Income Series, 16 shares (cost $307)                         331
  Research Series, 7 shares (cost $125)                                    141
  Emerging Growth Series, 5 shares (cost $96)                              106
  Total Return Series, 15 shares (cost $260)                               269
  New Discovery Series, 8 shares (cost $65)                                 79
                                                                    ----------
      Net assets                                                    $  591,561
                                                                    ==========
See notes to financial statements.


LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT


STATEMENTS OF OPERATIONS

         ($ in thousands)

                                                      Alger American Fund Portfolios
                                        -------------------------------------------------------------
                                            For the Period February 17, 1998 to December 31, 1998
                                        -------------------------------------------------------------
                                                     Income &   Leveraged     MidCap       Small
                                          Growth     Growth       AllCap      Growth   Capitalization
                                        ----------  ----------  ----------  ---------- --------------
INVESTMENT INCOME
Dividends                               $       98  $       78  $        3  $       97  $       63
Charges from Lincoln Benefit Life Company:
    Mortality and expense risk                 (22)        (21)         (4)        (16)        (12)
    Administrative expense                      (3)         (2)         (1)         (2)         (1)
                                        ----------  ----------  ----------  ----------  ----------

      Net investment income (loss)              73          55          (2)         79          50
                                        ----------  ----------  ----------  ----------  ----------


REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS
Realized gains (losses) from
sales of investments:
  Proceeds from sales                        3,513       1,356       1,286       1,917       1,752
  Cost of investments sold                  (3,480)     (1,370)     (1,321)     (2,042)     (1,825)
                                        ----------  ----------  ----------  ----------  ----------

      Net realized gains (losses)               33         (14)        (35)       (125)        (73)
                                        ----------  ----------  ----------  ----------  ----------

Change in unrealized gains (losses)            912         601         306         267         190
                                        ----------  ----------  ----------  ----------  ----------

      Net gains (losses) on investments        945         587         271         142         117
                                        ----------  ----------  ----------  ----------  ----------


CHANGE IN NET ASSETS
RESULTING FROM OPERATIONS               $    1,018  $      642  $      269  $      221  $      167
                                        ==========  ==========  ==========  ==========  ==========

     See notes to financial statements.



LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT


STATEMENTS OF OPERATIONS

         ($ in thousands)
                                                      Janus Aspen Series Portfolios            IAI Retirement Funds, Inc. Portfolios
                                         ----------------------------------------------------  -------------------------------------
                                                                     For the Year Ended December 31, 1998
                                         -------------------------------------------------------------------------------------
                                         Flexible                      Aggressive   Worldwide
                                          Income    Balanced    Growth    Growth     Growth     Regional   Reserve    Balanced
                                         --------   --------   --------   --------  ----------  --------   --------   --------

INVESTMENT INCOME
Dividends                                $    578   $  1,120   $  2,854   $     --   $  2,532   $    800   $     27   $     69
Charges from Lincoln Benefit Life Company:
    Mortality and expense risk               (103)      (380)      (541)      (322)      (825)      (175)        (7)       (31)
    Administrative expense                    (12)       (45)       (65)       (39)       (99)       (21)        (1)        (4)
                                         --------   --------   --------   --------   --------   --------   --------   --------

      Net investment income (loss)            463        695      2,248       (361)     1,608        604         19         34
                                         --------   --------   --------   --------   --------   --------   --------   --------


REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS
Realized gains (losses) from
sales of investments:
  Proceeds from sales                       4,290      7,185     22,103     14,542     21,487      4,221        439        547
  Cost of investments sold                 (4,179)    (6,358)   (20,208)   (12,929)   (18,440)    (4,089)      (440)      (491)
                                         --------   --------   --------   --------   --------   --------   --------   --------

      Net realized gains (losses)             111        827      1,895      1,613      3,047        132         (1)        56
                                         --------   --------   --------   --------   --------   --------   --------   --------

Change in unrealized gains (losses)            (4)     5,778      8,921      6,673      9,929       (872)         5        151
                                         --------   --------   --------   --------   --------   --------   --------   --------

      Net gains (losses) on investments       107      6,605     10,816      8,286     12,976       (740)         4        207
                                         --------   --------   --------   --------   --------   --------   --------   --------


CHANGE IN NET ASSETS
RESULTING FROM OPERATIONS                $    570   $  7,300   $ 13,064   $  7,925   $ 14,584   $   (136)  $     23   $    241
                                         ========   ========   ========   ========   ========   ========   ========   ========


     See notes to financial statements.



LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENTS OF OPERATIONS
         ($ in thousands)                      Fidelity Variable Insurance Products         Fidelity Variable Insurance Products
                                                         Fund II Portfolios                              Fund Portfolios
                                           ------------------------------------------  ---------------------------------------------
                                                                  For the Period
                                           For the Year Ended    February 17, 1998
                                           December 31, 1998    to December 31, 1998      For the Year Ended December 31, 1998
                                           -------------------- --------------------  ----------------------------------------------
                                            Asset       Contra-                         Money      Equity-
                                           Manager       fund        Index 500         Market      Income      Growth     Overseas
                                           --------    --------     -----------       ---------   ---------   ---------   ---------
INVESTMENT INCOME
Dividends                                  $  2,019    $  1,256     $         --     $   1,568   $   4,003   $   5,328   $   1,241
Charges from Lincoln Benefit Life Company:
    Mortality and expense risk                 (232)       (349)             (66)         (370)       (929)       (600)       (224)
    Administrative expense                      (28)        (42)              (8)          (44)       (112)        (72)        (27)
                                           --------    --------     -------------    ---------   ---------   ---------   ---------
      Net investment income (loss)            1,759         865              (74)        1,154       2,962       4,656         990
                                           --------    --------     -------------    ---------   ---------   ---------   ---------

REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS
Realized gains (losses) from
sales of investments:
  Proceeds from sales                         3,648      20,984            2,281       175,335      24,425      18,038      26,879
  Cost of investments sold                   (3,465)    (20,045)          (2,314)     (175,335)    (22,240)    (16,033)    (25,982)
                                           --------    --------    -------------     ---------   ---------   ---------   ---------
      Net realized gains (losses)               183         939              (33)           --       2,185       2,005         897
                                           --------    --------    -------------     ---------   ---------   ---------   ---------
Change in unrealized gains (losses)             399       5,713            1,684            --       1,609       9,064         288
                                           --------    --------    -------------     ---------   ---------   ---------   ---------
      Net gains (losses) on investments         582       6,652            1,651            --       3,794      11,069       1,185
                                           --------    --------    -------------     ---------   ---------   ---------   ---------
CHANGE IN NET ASSETS
RESULTING FROM OPERATIONS                  $  2,341    $  7,517    $       1,577     $   1,154   $   6,756   $  15,725   $   2,175
                                           ========    ========    =============     =========   =========   =========   =========

     See notes to financial statements.


LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT


STATEMENTS OF OPERATIONS
         ($ in thousands)


                                         Federated Insurance Management                 Scudder Variable Life Investment
                                               Series Portfolio                                Fund Portfolios
                                         ------------------------------   ---------------------------------------------------
                                                           For the Year Ended                 For the Period August 17, 1998
                                                            December 31, 1998                       to December 31, 1998
                                         ---------------------------------------------------  --------------------------------
                                                                U.S.
                                                             Government
                                       High Income  Utility  Securities                       Growth and  Global     Inter-
                                      Bond Fund II  Fund II   Fund II      Bond    Balanced    Income   Discovery  national
                                      ------------  -------- ----------   --------   -------   ---------- ---------  ---------

INVESTMENT INCOME
Dividends                                $    451   $    502   $     68   $    306   $    889   $     --  $     --   $     --
Charges from Lincoln Benefit Life Company:
    Mortality and expense risk               (201)      (120)       (72)       (63)      (174)        --        --         --
    Administrative expense                    (24)       (14)        (9)        (8)       (21)        --        --         --
                                         --------   --------   --------   --------   --------   --------  --------   --------

      Net investment income (loss)            226        368        (13)       235        694         --        --         --
                                         --------   --------   --------   --------   --------   --------  --------   --------


REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS
Realized gains (losses) from
sales of investments:
  Proceeds from sales                      18,775      4,120      7,407      3,518      2,126         --        16         --
  Cost of investments sold                (18,443)    (3,782)    (7,264)    (3,488)    (1,913)        --       (15)        --
                                         --------   --------   --------   --------   --------   --------  --------   --------

      Net realized gains (losses)             332        338        143         30        213         --         1         --
                                         --------   --------   --------   --------   --------   --------  --------   --------

Change in unrealized gains (losses)          (361)       547        154        (19)     1,843          9         2          5
                                         --------   --------   --------   --------   --------   --------  --------   --------

      Net gains (losses) on investments       (29)       885        297         11      2,056          9         3          5
                                         --------   --------   --------   --------   --------   --------  --------   --------


CHANGE IN NET ASSETS
RESULTING FROM OPERATIONS                $    197   $  1,253   $    284   $    246   $  2,750   $      9  $      3   $      5
                                         ========   ========   ========   ========   ========   ========  ========   ========



     See notes to financial statements.



LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT


STATEMENTS OF OPERATIONS

         ($ in thousands)
                                            Strong Variable        Strong      T. Rowe Price
                                               Insurance        Opportunity    International
                                               Funds, Inc.        Fund, II        Series,        T. Rowe Price Equity Series, Inc.
                                              Portfolios       Inc. Portfolio  Inc.Portfolio                Portfolios
                                       ---------------------   --------------  -------------  -----------------------------------
                                                                For the Period August 17, 1998 to December 31, 1998
                                       ------------------------------------------------------------------------------------------
                                          Discovery    Growth     Opportuntiy  International New America    Mid-Cap       Equity
                                           Fund II     Fund II      Fund II        Stock      Growth        Growth        Income
                                          ---------   ---------   -----------  ------------  -----------    -------       ------
INVESTMENT INCOME
Dividends                                 $      --     $    --      $    --     $       1   $       2    $       9    $      12
Charges from Lincoln Benefit Life Company:
    Mortality and expense risk                   --          --           --            --          --           (1)          (1)
    Administrative expense                       --          --           --            --          --           --           --
                                          ---------   ---------    ---------     ---------   ---------    ---------    ---------

      Net investment income (loss)               --          --           --             1           2            8           11
                                          ---------   ---------    ---------     ---------   ---------    ---------    ---------


REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS
Realized gains (losses) from
sales of investments:
  Proceeds from sales                            --           1           --            --          17           87            5
  Cost of investments sold                       --          (1)          --            --         (15)         (80)          (5)
                                          ---------   ---------    ---------     ---------   ---------    ---------    ---------

      Net realized gains (losses)                --          --           --            --           2            7           --
                                          ---------   ---------    ---------     ---------   ---------    ---------    ---------

Change in unrealized gains (losses)               1          20            2             5          12           85            6
                                          ---------   ---------    ---------     ---------   ---------    ---------    ---------

      Net gains (losses) on investments           1          20            2             5          14           92            6
                                          ---------   ---------    ---------     ---------   ---------    ---------    ---------
CHANGE IN NET ASSETS
RESULTING FROM OPERATIONS                 $       1   $      20    $       2     $       6   $      16    $     100    $      17
                                          =========   =========    =========     =========   =========    =========    =========



     See notes to financial statements.



LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT


STATEMENTS OF OPERATIONS

         ($ in thousands)


                                                      MFS Variable Insurance Trust Portfolios
                                       -------------------------------------------------------------------
                                                   For the Period August 17, 1998 to December 31, 1998
                                       -------------------------------------------------------------------
                                        Growth with    Research     Emerging    Total Return New Discovery
                                       Income Series    Series    Growth Series    Series      Series
                                       -------------   ---------  ------------- ------------ -------------

INVESTMENT INCOME
Dividends                                 $      --      $    --      $    --     $    --      $    --
Charges from Lincoln Benefit Life Company:
    Mortality and expense risk                   --           --           --          --           --
    Administrative expense                       --           --           --          --           --
                                          ---------    ---------    ---------   ---------    ---------

      Net investment income (loss)               --           --           --          --           --
                                          ---------    ---------    ---------   ---------    ---------


REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS
Realized gains (losses) from
sales of investments:
  Proceeds from sales                            30           13           --          41           --
  Cost of investments sold                      (28)         (13)          --         (41)          --
                                          ---------    ---------    ---------   ---------    ---------

      Net realized gains (losses)                 2           --           --          --           --
                                          ---------    ---------    ---------   ---------    ---------

Change in unrealized gains (losses)              24           16           10           9           14
                                          ---------    ---------    ---------   ---------    ---------

      Net gains (losses) on investments          26           16           10           9           14
                                          ---------    ---------    ---------   ---------    ---------
CHANGE IN NET ASSETS
RESULTING FROM OPERATIONS                 $      26    $      16    $      10   $       9    $      14
                                          =========    =========    =========   =========    =========



    See notes to financial statements.




LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT


STATEMENTS OF CHANGES IN NET ASSETS

          ($ in thousands)

                                           Alger American Fund Portfolios
                                    --------------------------------------------
                                           For the Period February 17, 1998
                                                to December 31, 1998
                                    --------------------------------------------
                                                                         Small
                                              Income  Leveraged  MidCap Capital-
                                    Growth   & Growth    AllCap  Growth  ization
                                    -------   -------   -------- ------- -------
FROM OPERATIONS
Net investment income (loss)        $    73  $    55  $    (2) $    79  $    50
Net realized gains (losses)              33      (14)     (35)    (125)     (73)
Change in unrealized gains (losses)     912      601      306      267      190
                                    -------  -------  -------  -------  -------
Change in net assets resulting
  from operations                     1,018      642      269      221      167
                                    -------  -------  -------  -------  -------

FROM CAPITAL TRANSACTIONS
Deposits                              1,844    2,018      436    1,117    1,121
Benefit payments                         --       --       --       --       --
Payments on termination                (169)     (49)      (8)     (32)     (38)
Loans - net                              --       --       --       --       --
Contract administration charge           --       --       --       --       --
Transfers among the portfolios
  and with the Fixed Account - net    3,688    2,329    1,225    1,247    1,323
                                    -------  -------  -------  -------  -------
Change in net assets resulting
  from capital transactions           5,363    4,298    1,653    2,332    2,406
                                    -------  -------  -------  -------  -------

INCREASE/(DECREASE) IN NET ASSETS     6,381    4,940    1,922    2,553    2,573

NET ASSETS AT BEGINNING OF PERIOD        --       --       --       --       --
                                    -------  -------  -------  -------  -------

NET ASSETS AT END OF PERIOD         $ 6,381  $ 4,940  $ 1,922  $ 2,553  $ 2,573
                                    =======  =======  =======  =======  =======



     See notes to financial statements.



LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT


STATEMENTS OF CHANGES IN NET ASSETS

          ($ in thousands)


                                                                                     IAI Retirement Funds, Inc.
                                              Janus Aspen Series Portfolios                  Portfolios
                                     ---------------------------------------------   --------------------------
                                                          For the Year Ended December 31, 1998
                                     --------------------------------------------------------------------------
                                      Flexible                   Aggressive Worldwide
                                       Income   Balanced  Growth   Growth    Growth  Regional  Reserve Balanced
                                      --------  -------- ------- ---------- -------  --------  ------- --------
FROM OPERATIONS
Net investment income (loss)         $   463   $   695   $ 2,248   $  (361) $ 1,608   $  604   $   19   $   34
Net realized gains (losses)              111       827     1,895     1,613    3,047      132       (1)      56
Change in unrealized gains (losses)       (4)    5,778     8,921     6,673    9,929     (872)       5      151
                                     -------   -------   -------   -------  -------  -------   ------   ------

Change in net assets resulting
  from operations                        570     7,300    13,064     7,925   14,584     (136)      23      241
                                     -------   -------   -------   ------   -------  -------  ------   ------

FROM CAPITAL TRANSACTIONS
Deposits                               4,308     7,827     8,319     2,926   12,550    1,052       53      432
Benefit payments                        (170)     (279)     (512)      (59)    (418)    (327)      (1)     (82)
Payments on termination                 (303)   (1,246)   (2,089)   (1,130)  (2,981)    (602)     (39)    (104)
Loans - net                               (6)        1        11       (13)      (5)     (13)      --       --
Contract administration charge            (2)       (8)      (18)      (16)     (31)      (6)      --       (1)
Transfers among the portfolios
  and with the Fixed Account - net     1,491     5,368     5,435     1,496    5,636   (1,361)    (364)     271
                                     -------   -------   -------   ------   -------  -------   ------   ------

Change in net assets resulting
  from capital transactions            5,318    11,663    11,146     3,204   14,751   (1,257)    (351)     516
                                     -------   -------   -------   ------   -------  -------   ------   ------

INCREASE/(DECREASE) IN NET ASSETS      5,888    18,963    24,210    11,129   29,335   (1,393)    (328)     757

NET ASSETS AT BEGINNING OF PERIOD      5,675    16,160    32,460    22,011   49,908   14,363      821    2,071
                                     -------   -------   -------   ------   -------  -------   ------   ------

NET ASSETS AT END OF PERIOD          $11,563   $35,123   $56,670   $33,140  $79,243  $12,970   $  493   $2,828
                                     =======   =======   =======  =======   =======  =======   ======   ======

     See notes to financial statements.



LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT


STATEMENTS OF CHANGES IN NET ASSETS

          ($ in thousands)
                                          Fidelity Variable Insurance          Fidelity Variable Insurance Products
                                          Products Fund II Portfolios                       Fund Portfolios
                                      ---------------------------------   --------------------------------------------
                                          For the Year    For the Period
                                              Ended         February 17
                                           December 31,     to December,              For the Year Ended
                                               1998          31, 1998                  December 31, 1998
                                      --------------------   ---------    --------------------------------------------
                                       Asset       Contra-                 Money       Equity-
                                       Manager      fund     Index 500     Market      Income      Growth     Overseas
                                      --------   ---------   ---------    --------    --------    --------    --------
FROM OPERATIONS
Net investment income (loss)          $  1,759    $    865    $    (74)   $  1,154    $  2,962    $  4,656    $    990
Net realized gains (losses)                183         939         (33)         --       2,185       2,005         897
Change in unrealized gains (losses)        399       5,713       1,684          --       1,609       9,064         288
                                      --------    --------    --------    --------    --------    --------    --------

Change in net assets resulting
  from operations                        2,341       7,517       1,577       1,154       6,756      15,725       2,175
                                      --------    --------    --------    --------    --------    --------    --------

FROM CAPITAL TRANSACTIONS
Deposits                                 3,092       8,056       6,877      71,632      14,703       6,775       1,993
Benefit payments                          (123)       (157)        (40)       (129)       (524)       (326)       (131)
Payments on termination                   (769)     (1,176)       (129)     (2,044)     (4,163)     (2,356)       (980)
Loans - net                                (14)         (3)          8          (1)         15         (10)         (9)
Contract administration charge              (8)        (11)         --          (6)        (33)        (27)         (8)
Transfers among the portfolios
  and with the Fixed Account - net       1,099       5,928       7,254     (65,701)      7,859       3,895       4,921
                                      --------    --------    --------    --------    --------    --------    --------

Change in net assets resulting
  from capital transactions              3,277      12,637      13,970       3,751      17,857       7,951       5,786
                                      --------    --------    --------    --------    --------    --------    --------

INCREASE/(DECREASE) IN NET ASSETS        5,618      20,154      15,547       4,905      24,613      23,676       7,961

NET ASSETS AT BEGINNING OF PERIOD       15,664      19,034          --      25,099      60,325      37,898      14,223
                                      --------    --------    --------    --------    --------    --------    --------

NET ASSETS AT END OF PERIOD           $ 21,282    $ 39,188    $ 15,547    $ 30,004    $ 84,938    $ 61,574    $ 22,184
                                      ========    ========    ========    ========    ========    ========    ========

     See notes to financial statements.



LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT


STATEMENTS OF CHANGES IN NET ASSETS

          ($ in thousands)


                                      Federated Insurance Management
                                              Series Portfolios                   Scudder Variable Life Investment Fund Portfolios
                                   --------------------------------------    -------------------------------------------------------
                                                      For the year Ended                          For the Period August 17, 1998
                                                      December 31, 1998                                 to December 31, 1998
                                   -----------------------------------------------------------    ----------------------------------
                                                                U.S.
                                                            Government
                                   High Income   Utility    Securities                            Growth and   Global       Inter-
                                  Bond Fund II   Fund II      Fund II        Bond     Balanced      Income    Discovery    national
                                  ------------ -----------   ---------    ----------  ---------  -----------  ----------  ---------

FROM OPERATIONS
Net investment income (loss)          $    226    $    368    $    (13)   $    235    $    694    $     --     $   --    $     --
Net realized gains (losses)                332         338         143          30         213          --          1          --
Change in unrealized gains (losses)       (361)        547         154         (19)      1,843           9          2           5
                                      --------    --------    --------    --------    --------    --------   --------    --------

Change in net assets resulting
  from operations                          197       1,253         284         246       2,750           9          3           5
                                      --------    --------    --------    --------    --------    --------   --------    --------

FROM CAPITAL TRANSACTIONS
Deposits                                 6,720       4,727       3,121       1,568       3,966         182         21          73
Benefit payments                          (128)       (163)        (16)        (83)        (77)         --         --          --
Payments on termination                   (965)       (296)       (262)       (230)       (703)         --         --          --
Loans - net                                 23          --          (1)          6          (7)         --         --          --
Contract administration charge              (4)         (3)         (1)         (2)         (5)         --         --          --
Transfers among the portfolios
  and with the Fixed Account - net       1,313         773       2,097         467       1,711           3         (1)         30
                                      --------    --------    --------    --------    --------    --------   --------    --------

Change in net assets resulting
  from capital transactions              6,959       5,038       4,938       1,726       4,885         185         20         103
                                      --------    --------    --------    --------    --------    --------   --------    --------

INCREASE/(DECREASE) IN NET ASSETS        7,156       6,291       5,222       1,972       7,635         194         23         108

NET ASSETS AT BEGINNING OF PERIOD       11,559       6,990       2,848       4,072      10,013          --         --          --
                                      --------    --------    --------    --------    --------    --------   --------    --------

NET ASSETS AT END OF PERIOD           $ 18,715    $ 13,281    $  8,070    $  6,044    $ 17,648    $    194   $     23    $    108
                                      ========    ========    ========    ========    ========    ========   ========    ========


     See notes to financial statements.



LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT


STATEMENTS OF CHANGES IN NET ASSETS

          ($ in thousands)                                       Strong      T. Rowe
                                            Strong Variable    Opportunity    Price
                                                Insurance        Fund II   International
                                                Funds, Inc.       Inc.      Series, Inc.      T. Rowe Price Equity Series, Inc.
                                               Portfolios      Portfolio    Portfolio                     Portfolios
                                          -------------------- ----------- -------------  --------------------------------------
                                                           For the Period August 17, 1998 to December 31, 1998
                                          --------------------------------------------------------------------------------------
                                                                              Inter-         New
                                          Discovery   Growth   Opportuntiy   national      America        Mid-Cap       Equity-
                                           Fund II    Fund II    Fund II       Stock        Growth        Growth        Income
                                          ---------  ---------  -----------  ------------ -----------  -------------  ----------

FROM OPERATIONS
Net investment income (loss)          $       --   $       --    $       --   $        1   $        2    $        8   $       11
Net realized gains (losses)                   --           --            --           --            2             7           --
Change in unrealized gains (losses)            1           20             2            5           12            85            6
                                      ----------   ----------    ----------   ----------   ----------    ----------   ----------

Change in net assets resulting
  from operations                              1           20             2            6           16           100           17
                                      ----------   ----------    ----------   ----------   ----------    ----------   ----------

FROM CAPITAL TRANSACTIONS
Deposits                                      12          106            26           92           92           551          346
Benefit payments                              --           --            --           --           --            --           --
Payments on termination                       --           (1)           --           --           (1)           --           --
Loans - net                                   --           --            --           --           --            --           --
Contract administration charge                --           --            --           --           --            --           --
Transfers among the portfolios
  and with the Fixed Account - net             3            7             2            6            4             3           26
                                      ----------   ----------    ----------   ----------   ----------    ----------   ----------
Change in net assets resulting
  from capital transactions                   15          112            28           98           95           554          372
                                      ----------   ----------    ----------   ----------   ----------    ----------   ----------

INCREASE/(DECREASE) IN NET ASSETS             16          132            30          104          111           654          389

NET ASSETS AT BEGINNING OF PERIOD             --           --            --           --           --            --           --
                                      ----------   ----------    ----------   ----------   ----------    ----------   ----------

NET ASSETS AT END OF PERIOD           $       16   $      132    $       30   $      104   $      111    $      654   $      389
                                      ==========   ==========    ==========   ==========   ==========    ==========   ==========


     See notes to financial statements.




LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT


STATEMENTS OF CHANGES IN NET ASSETS

          ($ in thousands)
                                                 MFS Variable Insurance Trust Portfolios
                                   --------------------------------------------------------------------
                                             For the Period August 17, 1998 to December 31, 1998
                                   --------------------------------------------------------------------
                                                                                 Total         New
                                    Growth with     Research    Emerging        Return      Discovery
                                   Income Series     Series    Growth Series    Series        Series
                                   -------------  ------------ ------------  ------------  ------------
FROM OPERATIONS
Net investment income (loss)          $       --      $     --     $     --      $     --     $     --
Net realized gains (losses)                    2            --           --            --           --
Change in unrealized gains (losses)           24            16           10             9           14
                                      ----------    ----------   ----------    ----------   ----------

Change in net assets resulting
  from operations                             26            16           10             9           14
                                      ----------    ----------   ----------    ----------   ----------

FROM CAPITAL TRANSACTIONS
Deposits                                     283           125          100           252           65
Benefit payments                              --            --           --            --           --
Payments on termination                       (1)           --           --            --           --
Loans - net                                   --            --           --            --           --
Contract administration charge                --            --           --            --           --
Transfers among the portfolios
  and with the Fixed Account - net            23            --           (4)            8           --
                                      ----------    ----------   ----------    ----------   ----------

Change in net assets resulting
  from capital transactions                  305           125           96           260           65
                                      ----------    ----------   ----------    ----------   ----------

INCREASE/(DECREASE) IN NET ASSETS            331           141          106           269           79

NET ASSETS AT BEGINNING OF PERIOD             --            --           --            --           --
                                      ----------    ----------   ----------    ----------   ----------

NET ASSETS AT END OF PERIOD           $      331    $      141   $      106    $      269   $       79
                                      ==========    ==========   ==========    ==========   ==========


     See notes to financial statements.



LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT


STATEMENTS OF CHANGES IN NET ASSETS
YEAR ENDED DECEMBER 31, 1997

($ and units in thousands, except value per unit)



                                             Janus Aspen Series Portfolios
                                    ----------------------------------------------
                                   Flexible                    Aggressive   Worldwide
                                    Income   Balanced  Growth     Growth    Growth
                                   --------  --------  -------   ---------  --------

FROM OPERATIONS
Net investment income (loss)        $   246  $    245  $    417  $   (262) $     90
Net realized gains (losses)              83       340     1,258       721     1,465
Change in unrealized gains (losses)     132     1,586     2,930     1,881     4,835
                                        ---     -----     -----     -----     -----

Change in net assets resulting
  from operations                       461     2,171     4,605     2,340     6,390
                                        ---     -----     -----     -----     -----

FROM CAPITAL TRANSACTIONS
Deposits                              1,262     2,990     5,536     2,989    10,053
Benefit payments                        (80)     (213)     (155)      (93)     (252)
Payments on termination                (100)     (586)   (1,203)     (919)   (1,619)
Loans - net                              --        --       (39)       (3)      (19)
Contract administration charge           (1)       (4)      (13)      (13)      (19)
Transfers among the portfolios
  and with the Fixed Account - net      579     3,496     6,008     2,028     9,874
                                        ---     -----     -----     -----     -----

Change in net assets resulting
  from capital transactions           1,660     5,683    10,134     3,989    18,018
                                      -----     -----    ------     -----    ------

INCREASE IN NET ASSETS                2,121     7,854    14,739     6,329    24,408

NET ASSETS AT BEGINNING OF YEAR       3,554     8,306    17,721    15,682    25,500
                                      -----     -----    ------    ------    ------

NET ASSETS AT END OF YEAR           $ 5,675  $ 16,160  $ 32,460  $ 22,011  $ 49,908
                                    =======  ========  ========  ========  ========

Net asset value per unit at end
  of year                           $ 13.97  $  16.43  $  17.87  $  17.25  $  18.62
                                    =======  ========  ========  ========  ========

Units outstanding at end of year        406       983     1,816     1,276     2,680
                                        ===       ===     =====     =====     =====

   See notes to financial statements.



LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT


STATEMENTS OF CHANGES IN NET ASSETS
YEAR ENDED DECEMBER 31, 1997

($ and units in thousands, except value per unit)

                                                                                                                Fidelity Variable
                                   IAI Retirement Funds,      Insurance Products
                                     Inc. Portfolios          Fund II Portfolios
                                 --------------------------  -------------------
                                                             Asset
                                 Regional Reserve Balanced  Manager  Contrafund
                                 -------- ------- --------  -------  -----------

FROM OPERATIONS
Net investment income (loss)        $    366  $  16  $    34   $ 1,167  $     40
Net realized gains (losses)              247     (1)      19       117       889
Change in unrealized gains (losses)      746     (1)     166       969     1,519
                                         ---     --      ---       ---     -----

Change in net assets resulting
  from operations                      1,359     14      219     2,253     2,448
                                       -----     --      ---     -----     -----

FROM CAPITAL TRANSACTIONS
Deposits                               1,831    400      308     1,946     5,083
Benefit payments                       (154)   (24)      --      (215)      (25)
Payments on termination                (575)   (44)     (60)     (433)     (434)
Loans - net                              --     --       --        --       (11)
Contract administration charge           (6)    --       (1)       (6)       (4)
Transfers among the portfolios
  and with the Fixed Account - net     2,066     42      307     1,201     6,431
                                       -----     --      ---     -----     -----

Change in net assets resulting
  from capital transactions            3,162    374      554     2,493    11,040
                                       -----    ---      ---     -----    ------

INCREASE IN NET ASSETS                 4,521    388      773     4,746    13,488

NET ASSETS AT BEGINNING OF YEAR        9,842    433    1,298    10,918     5,546
                                       -----    ---    -----    ------     -----

NET ASSETS AT END OF YEAR           $ 14,363  $ 821  $ 2,071  $ 15,664  $ 19,034
                                    ========  =====  =======  ========  ========

Net asset value per unit at end
  of year                           $  17.03  $11.17 $ 14.39  $  14.10  $  13.64
                                    ========  ====== =======  ========  ========

Units outstanding at end of year         843     74      144     1,111     1,395
                                         ===     ==      ===     =====     =====

   See notes to financial statements.

                                       16


LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT


STATEMENTS OF CHANGES IN NET ASSETS
YEAR ENDED DECEMBER 31, 1997

($ and units in thousands, except value per unit)


                                         Fidelity Variable Insurance
                                           Products Fund Portfolios
                                  -------------------------------------


                                   Money    Equity-
                                   Market   Income    Growth   Overseas
                                   ------   ------    ------   --------


FROM OPERATIONS
Net investment income (loss)      $    819  $  2,920  $    526  $    797
Net realized gains (losses)             --       961     1,451       673
Change in unrealized gains (losses)     --     6,598     4,133      (321)
                                    ------     -----     -----      ----

Change in net assets resulting
  from operations                      819    10,479     6,110     1,149
                                       ---    ------     -----     -----

FROM CAPITAL TRANSACTIONS
Deposits                            62,385     9,140     4,411     2,289
Benefit payments                      (139)     (207)     (122)      (80)
Payments on termination             (1,566)   (2,285)   (1,723)     (543)
Loans - net                            (44)      (21)       (8)       (2)
Contract administration charge          (5)      (25)      (23)       (7)
Transfers among the portfolios
  and with the Fixed Account - net (52,987)    9,941     2,486       363
                                   -------     -----     -----       ---

Change in net assets resulting
  from capital transactions          7,644    16,543     5,021     2,020
                                   -------    ------    ------     -----
INCREASE IN NET ASSETS               8,463    27,022    11,131     3,169

NET ASSETS AT BEGINNING OF PERIOD   16,636    33,303    26,767    11,054
                                   -------    ------    ------    ------
NET ASSETS AT END OF PERIOD       $ 25,099  $ 60,325  $ 37,898  $ 14,223
                                  ========  ========  ========  ========



Net asset value per unit at end
  of year                         $  11.59  $  19.50  $  17.88  $  12.88
                                  ========  ========  ========  ========


Units outstanding at end of year     2,166     3,094     2,119     1,104
                                     =====     =====     =====     =====

    See notes to financial statements.


LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT


STATEMENTS OF CHANGES IN NET ASSETS
YEAR ENDED DECEMBER 31, 1997

($ and units in thousands, except value per unit)

                                                                                                         Scudder Variable
                                   Federated Insurance Manage-   Life Investment
                                    ment Series Portfolios       Fund Portfolios
                                  ---------------------------   ----------------
                                       High               U.S.
                                     Income           Government
                                       Bond   Utility Securities
                                    Fund II   Fund II  Fund II    Bond  Balanced
                                   --------   -------  -------    ----  --------


FROM OPERATIONS
Net investment income (loss)       $    292  $   126  $    56  $   133  $    432
Net realized gains (losses)             193      110        9        2       176
Change in unrealized gains (losses)     384      934       92       75       921
                                        ---      ---       --       --       ---

Change in net assets resulting
  from operations                       869    1,170      157      210     1,529
                                        ---    -----      ---      ---     -----

FROM CAPITAL TRANSACTIONS
Deposits                              2,861    1,017      461      922     1,830
Benefit payments                        (4)     (98)      (7)      (4)      (97)
Payments on termination               (446)    (208)    (151)     (69)     (658)
Loans - net                             (4)      --       --        1        (4)
Contract administration charge          (2)      (2)      (1)      (1)       (4)
Transfers among the portfolios
  and with the Fixed Account - net    3,109    1,070       67      779     1,396
                                      -----    -----       --      ---     -----

Change in net assets resulting
  from capital transactions           5,514    1,779      369    1,628     2,463
                                      -----    -----      ---    -----     -----
INCREASE IN NET ASSETS                6,383    2,949      526    1,838     3,992

NET ASSETS AT BEGINNING OF PERIOD     5,176    4,041    2,322    2,234     6,021
                                     -----    -----    -----    -----     -----
NET ASSETS AT END OF PERIOD        $ 11,559  $ 6,990  $ 2,848  $ 4,072  $ 10,013
                                   ========  =======  =======  =======  ========



Net asset value per unit at end
  of year                          $ 14.27  $ 15.98  $ 11.88  $  11.79  $  16.01
                                   =======  =======  =======  ========  ========


Units outstanding at end of year        810      437      239      345       626
                                        ===      ===      ===      ===       ===

    See notes to financial statements.


LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

NOTES TO FINANCIAL STATEMENTS


1.   ORGANIZATION

     Lincoln Benefit Life Variable Annuity Account (the "Account"), a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940, is a Separate Account of Lincoln Benefit Life Company ("Lincoln Benefit"). The assets of the Account are legally segregated from those of Lincoln Benefit. Lincoln Benefit is wholly owned by Allstate Life Insurance Company, a wholly owned subsidiary of Allstate Insurance Company, which is wholly owned by The Allstate Corporation.

     Lincoln Benefit sells three variable annuity contracts, Investor's Select, Consultant I and Consultant II, the deposits of which are invested at the direction of the contractholder in the sub-accounts ("portfolios" for purposes of this report) that comprise the Account. Contractholders bear all of the investment risk. The portfolios invest in: Alger American Fund, Janus Aspen Series, IAI Retirement Funds, Inc., Fidelity Variable Insurance Products Fund II, Fidelity Variable Insurance Products Fund, Federated Insurance Management Series, Scudder Variable Life Investment Fund, Strong Variable Insurance Funds, Inc., Strong Opportunity Fund II, Inc., T. Rowe Price International Series, Inc., T. Rowe Price Equity Series, Inc., and the MFS Variable Insurance Trust (collectively the "Funds").

     Lincoln Benefit provides insurance and administrative services to the contractholders for a fee.

 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Valuation of Investments - Investments consist of shares of the Funds and are stated at fair value based on quoted market prices at December 31, 1998.

     Investment Income - Investment income consists of dividends declared by the Funds and is recognized on the date of record.

     Realized Gains and Losses - Realized gains and losses represent the difference between the proceeds from sales of portfolio shares by the Account and the cost of such shares, which is determined on a weighted average basis.

     Federal Income Taxes - The Account intends to qualify as a segregated asset account as defined in the Internal Revenue Code ("Code"). As such, the operations of the Account are included in the tax return of Lincoln Benefit. Lincoln Benefit is taxed as a life insurance company under the Code. No federal income taxes are payable by the Account in 1998 as the Account did not generate taxable income.

3.   CONTRACT CHARGES

     Lincoln Benefit charges each contractholder daily at a per annum rate as follows:

                                 Mortality and   Administrative
                                 expense risk       expense
                                 ------------       -------

         Investor's Select          1.25%             .15%
         Consultant I               1.15% (a)         .10%
         Consultant II              1.30%             .10%

          (a) An enhanced death benefit rider is available at an additional charge of .20%, bringing the total mortality and expense charge to 1.35%. An enhanced death benefit and income rider is available at an additional charge of .40%, bringing the total mortality and expense charge to 1.55%.

     Lincoln benefit may charge an annual contract maintenance fee of $25 on Investor's Select and $35 on Consultant I and Consultant II contracts.


4.   FINANCIAL INSTRUMENTS

     The only financial instruments of the Account are the investments in each of the portfolios, which are carried at fair value, based on quoted market prices.



5. UNITS ISSUED AND REDEEMED

(Units in whole amounts)
                                                                             Investor's Select Contracts

                                                                              Unit activity during 1998:
                                                                      -----------------------------------------
                                                            Units                                      Units
                                                        Outstanding                                Outstanding    Accumulation
                                                          December       Units         Units         December      Unit Value
                                                         31, 1997       Issued       Redeemed        31, 1998  December 31, 1998
                                                        -----------   -----------   -----------    ------------  ---------------

Investments in Alger American Fund Portfolios:
Growth                                                           --       603,976      (211,586)       392,390   $   13.66
Income and Growth                                                --       452,689      (119,564)       333,125       12.55
Leveraged AllCap                                                 --       206,780      (100,020)       106,760       14.56
MidCap Growth                                                    --       354,214      (158,183)       196,031       12.17
Small Capitalization                                             --       388,895      (171,726)       217,169       11.01

Investments in Janus Aspen Series Portfolios:
Flexible Income                                             406,324       594,734      (292,969)       708,089       15.03
Balanced                                                    983,350       973,742      (386,455)     1,570,637       21.69
Growth                                                    1,816,216     1,664,418    (1,145,607)     2,335,027       23.91
Aggressive Growth                                         1,276,192       967,381      (798,773)     1,444,800       22.83
Worldwide Growth                                          2,680,262     1,604,359    (1,015,044)     3,269,577       23.67

Investments in IAI Retirement Funds, Inc. Portfolios:
Regional                                                    843,183       176,500      (259,381)       760,302       17.06
Reserve                                                      73,556         7,749       (38,837)        42,468       11.61
Balanced                                                    143,880        70,748       (36,869)       177,759       15.91

Investments in Fidelity Variable Insurance Products
   Fund II Portfolios:
Asset Manager                                             1,110,906       449,196      (244,879)     1,315,223       16.00
Contrafund                                                1,395,072     2,249,540    (1,446,498)     2,198,114       17.49
Index 500                                                        --     1,256,743      (204,595)     1,052,148       12.02

Investments in Fidelity Variable Insurance Products
   Fund Portfolios:
Money Market                                              2,166,046    14,626,292   (14,471,382)     2,320,956       12.05
Equity-Income                                             3,093,518     2,017,982    (1,204,743)     3,906,757       21.46
Growth                                                    2,119,475     1,236,496      (869,293)     2,486,678       24.59
Overseas                                                  1,104,305     2,199,486    (1,814,582)     1,489,209       14.32

Investments in Federated Insurance Management Series
   Portfolios:
High Income Bond Fund II                                    809,791     1,727,915    (1,292,438)     1,245,268       14.45
Utility Fund II                                             437,287       498,842      (248,996)       687,133       17.96
U.S. Government Securities Fund II                          239,114       929,412      (585,736)       582,790       12.61

Investments in Scudder Variable Life Investment Fund
   Portfolios:
Bond                                                        345,499       405,934      (289,570)       461,863       12.39
Balanced                                                    625,526       389,367      (119,638)       895,255       19.44




5.  UNITS ISSUED AND REDEEMED
(Units in whole amounts)                                                           Consultant I Contracts
                                                                                 Unit activity during 1998:
                                                                         --------------------------------------
                                                               Units                                   Units
                                                           Outstanding                              Outstanding    Accumulation
                                                             December          Units      Units      December       Unit Value
                                                             31, 1997          Issued     Redeemed   31, 1998   December 31, 1998
                                                           -----------   ----------   ----------    -----------  ----------------
Investments in Alger American Fund Portfolios:
Growth                                                            --        131,732      (80,599)       51,133   $    11.93
Income and Growth                                                 --         27,157       (2,847)       24,310        11.50
Leveraged AllCap                                                  --         16,971          (40)       16,931        12.81
MidCap Growth                                                     --          1,813           --         1,813        11.60
Small Capitalization                                              --         10,608       (5,475)        5,133        11.31

Investments in Janus Aspen Series Portfolios:
Flexible Income                                                   --         54,008       (1,039)       52,969        10.25
Balanced                                                          --         41,736       (2,143)       39,593        11.69
Growth                                                            --         35,594          (75)       35,519        11.86
Aggressive Growth                                                 --         16,827      (11,932)        4,895        12.27
Worldwide Growth                                                  --         72,292       (8,184)       64,108        10.68

Investments in Fidelity Variable Insurance Products
   Fund II Portfolios:
Asset Manager                                                     --         12,173           (1)       12,172        10.80
Contrafund                                                        --         32,589       (4,524)       28,065        11.46
Index 500                                                         --         68,862       (1,224)       67,638        11.36

Investments in Fidelity Variable Insurance Products
   Fund Portfolios:
Money Market                                                      --        417,671     (347,929)       69,742        10.15
Equity-Income                                                     --         39,382          (79)       39,303        10.83
Growth                                                            --         16,667       (3,350)       13,317        11.62
Overseas                                                          --        194,916     (117,325)       77,591        10.50

Investments in Federated Insurance Management Series
   Portfolios:
High Income Bond Fund  II                                         --         61,359      (13,685)       47,674         9.85
Utility Fund II                                                   --         35,135           (5)       35,130        11.13
U.S. Government Securities Fund II                                --         40,197       (3,454)       36,743        10.27

Investments in Scudder Variable Life Investment Fund
   Portfolios:
Bond                                                              --         25,221         (551)       24,670        10.19
Balanced                                                          --         11,682       (2,113)        9,569        11.04
Growth and Income                                                 --          8,690           --         8,690        10.52
Global Discovery                                                  --          1,630           --         1,630        10.77
International                                                     --            181           --           181        10.38

Investments in Strong Variable Insurance Funds, Inc.
   Portfolios:
Discovery Fund II                                                 --            226           --           226        11.04
Growth Fund II                                                    --          8,571          (61)        8,510        11.41

Investment in Strong Opportunity Fund II, Inc. Portfolio:
Opportunity Fund II                                               --            603           --           603        10.94

Investment in T. Rowe Price International Series, Inc.
   Portfolio:
International Stock                                               --          2,401           --         2,401        10.78

Investments in T. Rowe Price Equity Series, Inc.
   Portfolios:
New America Growth                                                --          4,126           --         4,126        11.25
Mid-Cap Growth                                                    --          7,608           --         7,608        11.50
Equity Income                                                     --         14,739           --        14,739        10.78

Investments in MFS Variable Insurance Trust Portfolios:
Growth with Income Series                                         --         10,908         (317)       10,591        11.20
Research Series                                                   --          8,940           --         8,940        11.08
Emerging Growth Series                                            --          5,861           --         5,861        11.75
Total Return Series                                               --         13,556       (2,146)       11,410        10.61
New Discovery Series                                              --            842           --           842        11.35

5. UNITS ISSUED AND REDEEMED
(Units in whole amounts)                                     Consultant I Contracts with Enhanced Death Benefit Rider
                                                                              Unit activity during 1998:
                                                                      -----------------------------------------
                                                            Units                                      Units
                                                        Outstanding                                Outstanding    Accumulation
                                                          December       Units         Units         December      Unit Value
                                                         31, 1997       Issued       Redeemed        31, 1998  December 31, 1998
                                                        -----------   -----------   -----------    ------------  ---------------
Investments in Alger American Fund Portfolios:
Growth                                                            --         15,244           --        15,244   $    11.92
Income and Growth                                                 --         20,201          (70)       20,131        11.49
Leveraged AllCap                                                  --          4,249           --         4,249        12.80
MidCap Growth                                                     --          8,640          (25)        8,615        11.59
Small Capitalization                                              --          2,569           --         2,569        11.30

Investments in Janus Aspen Series Portfolios:
Flexible Income                                                   --          7,498           (7)        7,491        10.24
Balanced                                                          --         18,700          (64)       18,636        11.68
Growth                                                            --         14,182           --        14,182        11.85
Aggressive Growth                                                 --          4,799           --         4,799        12.26
Worldwide Growth                                                  --         61,017          (87)       60,930        10.68

Investments in Fidelity Variable Insurance Products
   Fund II Portfolios:
Asset Manager                                                     --          7,062           --         7,062        10.80
Contrafund                                                        --         22,918          (71)       22,847        11.45
Index 500                                                         --        136,853         (314)      136,539        11.35

Investments in Fidelity Variable Insurance Products
   Fund Portfolios:
Money Market                                                      --         60,798       (7,695)       53,103        10.14
Equity-Income                                                     --         19,884          (54)       19,830        10.82
Growth                                                            --         11,279           --        11,279        11.62
Overseas                                                          --          2,466           --         2,466        10.49

Investments in Federated Insurance Management Series
   Portfolios:
High Income Bond Fund  II                                         --          7,386           (7)        7,379         9.84
Utility Fund II                                                   --         23,168          (56)       23,112        11.13
U.S. Government Securities Fund II                                --         10,599           --        10,599        10.26

Investments in Scudder Variable Life Investment Fund
   Portfolios:
Bond                                                              --          2,350           (7)        2,343        10.18
Balanced                                                          --          4,131           (3)        4,128        11.03
Growth and Income                                                 --          1,708           --         1,708        10.51
Global Discovery                                                  --           --             --            --        10.76
International                                                     --          5,932           --         5,932        10.37

Investments in Strong Variable Insurance Funds, Inc.
   Portfolios:
Discovery Fund II                                                 --          1,200           --         1,200        11.03
Growth Fund II                                                    --          3,117          (26)        3,091        11.41

Investment in Strong Opportunity Fund II, Inc. Portfolio:
Opportunity Fund II                                               --          1,370           --         1,370        10.93

Investment in T. Rowe Price International Series, Inc.
   Portfolio:
International Stock                                               --          5,185          (25)        5,160        10.77

Investments in T. Rowe Price Equity Series, Inc.
   Portfolios:
New America Growth                                                --          4,239          (26)        4,213        11.24
Mid-Cap Growth                                                    --         43,441           --        43,441        11.49
Equity Income                                                     --         13,978           --        13,978        10.78

Investments in MFS Variable Insurance Trust Portfolios:
Growth with Income Series                                         --          8,633           --         8,633        11.19
Research Series                                                   --          2,305           --         2,305        11.07
Emerging Growth Series                                            --             91           --            91        11.74
Total Return Series                                               --          8,542           (3)        8,539        10.60
New Discovery Series                                              --          2,884          (26)        2,858        11.34

5. UNITS ISSUED AND REDEEMED
(Units in whole amounts)                                 Consultant I Contracts with Enhanced Death and Income Benefit Rider
                                                                              Unit activity during 1998:
                                                                      -----------------------------------------
                                                            Units                                      Units
                                                        Outstanding                                Outstanding    Accumulation
                                                          December       Units         Units         December      Unit Value
                                                         31, 1997       Issued       Redeemed        31, 1998  December 31, 1998
                                                        -----------   -----------   -----------    ------------  ---------------
Investments in Alger American Fund Portfolios:
Growth                                                            --          6,138       (1,595)        4,543   $    11.91
Income and Growth                                                 --            287           --           287        11.48
Leveraged AllCap                                                  --            273           --           273        12.79
MidCap Growth                                                     --            266           --           266        11.58
Small Capitalization                                              --          2,840           --         2,840        11.30

Investments in Janus Aspen Series Portfolios:
Flexible Income                                                   --          9,165           --         9,165        10.24
Balanced                                                          --         11,168          (23)       11,145        11.67
Growth                                                            --          8,811       (1,592)        7,219        11.84
Aggressive Growth                                                 --          2,152       (1,364)          788        12.25
Worldwide Growth                                                  --         12,139       (1,586)       10,553        10.67

Investments in Fidelity Variable Insurance Products
   Fund II Portfolios:
Asset Manager                                                     --            292           --           292        10.79
Contrafund                                                        --          5,053           --         5,053        11.44
Index 500                                                         --         18,385          (11)       18,374        11.35

Investments in Fidelity Variable Insurance Products
   Fund Portfolios:
Money Market                                                      --         27,065           --        27,065        10.13
Equity-Income                                                     --          8,372       (3,837)        4,535        10.82
Growth                                                            --         15,101      (12,599)        2,503        11.61
Overseas                                                          --             --           --            --        10.48

Investments in Federated Insurance Management Series
   Portfolios:
High Income Bond Fund  II                                         --         10,770           --        10,770         9.83
Utility Fund II                                                   --          7,862           --         7,862        11.12
U.S. Government Securities Fund II                                --          9,297           --         9,297        10.25

Investments in Scudder Variable Life Investment Fund
   Portfolios:
Bond                                                              --          2,883           --         2,883        10.17
Balanced                                                          --          4,708          (24)        4,684        11.02
Growth and Income                                                 --            702           --           702        10.51
Global Discovery                                                  --            203           --           203        10.75
International                                                     --          2,877           --         2,877        10.37

Investments in Strong Variable Insurance Funds, Inc.
   Portfolios:
Discovery Fund II                                                 --             --           --            --        11.02
Growth Fund II                                                    --             --           --            --        11.40

Investment in Strong Opportunity Fund II, Inc. Portfolio:
Opportunity Fund II                                               --            191           --           191        10.92

Investment in T. Rowe Price International Series, Inc.
   Portfolio:
International Stock                                               --             --           --            --        10.76

Investments in T. Rowe Price Equity Series, Inc.
   Portfolios:
New America Growth                                                --             --           --            --        11.23
Mid-Cap Growth                                                    --             --           --            --        11.49
Equity-Income                                                     --            687           --           687        10.77

Investments in MFS Variable Insurance Trust Portfolios:
Growth with Income Series                                         --          5,411       (1,991)        3,420        11.18
Research Series                                                   --          1,499           --         1,499        11.06
Emerging Growth Series                                            --            733           --           733        11.73
Total Return Series                                               --          3,925           --         3,925        10.59
New Discovery Series                                              --             --           --            --        11.34

5. UNITS ISSUED AND REDEEMED
(Units in whole amounts)                                                          Consultant II Contracts
                                                                                 Unit activity during 1998:
                                                                            ----------------------------------------
                                                                 Units                                    Units
                                                              Outstanding                              Outstanding     Accumulation
                                                                December       Units         Units       December       Unit Value
                                                               31, 1997      Issued       Redeemed      31, 1998  December 31, 1998
                                                           --------------   -------------   ----------    ---------- --------------
Investments in Alger American Fund Portfolios:
Growth                                                               --         28,797      (14,183)       14,614   $    11.92
Income and Growth                                                    --         21,212           (2)       21,210        11.49
Leveraged AllCap                                                     --         17,815      (10,558)        7,257        12.80
MidCap Growth                                                        --          4,990       (1,283)        3,707        11.59
Small Capitalization                                                 --          9,840       (4,348)        5,492        11.31

Investments in Janus Aspen Series Portfolios:
Flexible Income                                                      --         21,672       (1,290)       20,382        10.25
Balanced                                                             --         20,843           (3)       20,840        11.68
Growth                                                               --         15,874       (1,544)       14,330        11.85
Aggressive Growth                                                    --          1,708           --         1,708        12.26
Worldwide Growth                                                     --         38,206       (1,001)       37,205        10.68

Investments in Fidelity Variable Insurance Products
   Fund II Portfolios:
Asset Manager                                                        --          2,962           --         2,962        10.80
Contrafund                                                           --         10,315         (944)        9,371        11.45
Index 500                                                            --         34,212         (931)       33,281        11.36

Investments in Fidelity Variable Insurance Products
   Fund Portfolios:
Money Market                                                         --         95,033      (44,270)       50,763        10.14
Equity-Income                                                        --         37,057       (1,000)       36,057        10.83
Growth                                                               --         12,840       (4,224)        8,616        11.62
Overseas                                                             --          3,130       (1,330)        1,800        10.49

Investments in Federated Insurance Management Series
   Portfolios:
High Income Bond Fund  II                                            --          9,189       (2,395)        6,794         9.84
Utility Fund II                                                      --         19,603       (1,341)       18,262        11.13
U.S. Government Securities Fund II                                   --         19,029       (5,549)       13,480        10.26

Investments in Scudder Variable Life Investment Fund
   Portfolios:
Bond                                                                 --          1,902          (41)        1,861        10.18
Balanced                                                             --          3,482           --         3,482        11.03
Growth and Income                                                    --          7,306           --         7,306        10.52
Global Discovery                                                     --          1,992       (1,679)          313        10.76
International                                                        --          1,427           (4)        1,422        10.38

Investments in Strong Variable Insurance Funds, Inc.
   Portfolios:
Discovery Fund II                                                    --             --           --            --        11.03
Growth Fund II                                                       --             --           --            --        11.41

Investment in Strong Opportunity Fund II, Inc. Portfolio:
Opportunity Fund II                                                  --            551           --           551        10.93

Investment in T. Rowe Price International Series, Inc.
   Portfolio:
International Stock                                                  --          2,061           (6)        2,055        10.77

Investments in T. Rowe Price Equity Series, Inc. Portfolios:
New America Growth                                                   --          3,011       (1,493)        1,518        11.24
Mid-Cap Growth                                                       --          6,423         (551)        5,872        11.50
Equity Income                                                        --          6,696           --         6,696        10.78

Investments in MFS Variable Insurance Trust Portfolios:
Growth with Income Series                                            --          6,884           --         6,884        11.19
Research Series                                                      --          1,341       (1,341)           --        11.07
Emerging Growth Series                                               --          2,345           --         2,345        11.74
Total Return Series                                                  --          1,529           --         1,529        10.60
New Discovery Series                                                 --          3,242           --         3,242        11.35

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